As filed with the Securities and Exchange Commission on January 28, 2020

1933 Act Registration No. 333-143964

1940 Act Registration No. 811-21944

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	[ ]
Pre-Effective Amendment No. __	[ ]
Post-Effective Amendment No. 148	[X]
and/or
Registration Statement Under the Investment Company Act of 1940	[ ]
Amendment No. 151	[X]

First Trust Exchange-Traded Fund II

(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 621-1675

W. Scott Jardine, Esq., Secretary

First Trust Exchange-Traded Fund II

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

(Name and Address of Agent for Service)

Copy to:

Eric F. Fess, Esq.

Chapman and Cutler LLP

111 West Monroe Street

Chicago, Illinois 60603

It is proposed that this filing will become effective (check appropriate box):

[   ] immediately upon filing pursuant to paragraph (b)

[X] on February 3, 2020 pursuant to paragraph (b)

[   ] 60 days after filing pursuant to paragraph (a)(1)

[   ] on (date) pursuant to paragraph (a)(1)

[   ] 75 days after filing pursuant to paragraph (a)(2)

[   ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 148

This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A—Prospectus for First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust International Equity Opportunities ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Nasdaq Cybersecurity ETF, First Trust NASDAQ Global Auto Index Fund and First Trust STOXX® European Select Dividend Index Fund; the Prospectus for First Trust Indxx NextG ETF; the Prospectus for First Trust Dow Jones International Internet ETF; the Prospectus for First Trust IPOX® Europe Equity Opportunities ETF

Part B—Statement of Additional Information for for First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust International Equity Opportunities ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Nasdaq Cybersecurity ETF, First Trust NASDAQ Global Auto Index Fund and First Trust STOXX® European Select Dividend Index Fund; the Statement of Additional Information for First Trust Indxx NextG ETF; the Statement of Additional Information for First Trust Dow Jones International Internet ETF; the Statement of Additional Information for First Trust IPOX® Europe Equity Opportunities ETF

Part C—Other Information

Signatures

Index to Exhibits

Exhibits

First Trust Exchange-Traded Fund II

Prospectus
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust BICK Index Fund	BICK	Nasdaq
First Trust Cloud Computing ETF	SKYY	Nasdaq
First Trust Dow Jones Global Select Dividend Index Fund	FGD	NYSE Arca
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FFR	NYSE Arca
First Trust Global Engineering and Construction ETF	FLM	NYSE Arca
First Trust Global Wind Energy ETF	FAN	NYSE Arca
First Trust Indxx Global Agriculture ETF	FTAG	Nasdaq
First Trust Indxx Global Natural Resources Income ETF	FTRI	Nasdaq
First Trust International Equity Opportunities ETF	FPXI	Nasdaq
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	GRID	Nasdaq
First Trust Nasdaq Cybersecurity ETF	CIBR	Nasdaq
First Trust NASDAQ Global Auto Index Fund	CARZ	Nasdaq
First Trust STOXX® European Select Dividend Index Fund	FDD	NYSE Arca
Each of the funds listed above (each a “Fund,” and collectively, the “Funds”) lists and principally trades its shares on either The Nasdaq Stock Market LLC (“Nasdaq”) or the NYSE Arca, Inc. (“NYSE Arca”) (each an “Exchange,” and collectively, the “Exchanges”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, each Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). Each Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
Each Fund is a series of First Trust Exchange-Traded Fund II (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Funds.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
February 3, 2020

Summary Information
First Trust BICK Index Fund (BICK)
Investment Objective
The First Trust BICK Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE BICKTM (Brazil, India, China, South Korea) Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.64%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.64%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$65	$205	$357	$798
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.
The Index is designed to provide a benchmark for investors interested in tracking some of the largest and most liquid public companies that are domiciled in Brazil, India, China (including Hong Kong) and South Korea that are accessible for investment by U.S. investors. The Index has been created to provide investors an opportunity to take advantage of both event-driven news and long-term economic trends as the economies of these countries continue to evolve and is equally weighted among the countries.

First Trust BICK Index Fund (BICK)
In order to be eligible for inclusion in the Index, a security must be issued by a company domiciled in Brazil, India, China (including Hong Kong) or South Korea, have a market capitalization of at least $100 million, a minimum three-month average daily dollar trading volume of $1 million, a minimum free float of 20% and have seasoned on an Index-eligible exchange for at least three months. Eligible securities from each country are ranked individually on both market capitalization and liquidity. These scores are then totaled to provide a final score. The 25 highest ranked securities from each country are included in the Index. If a country has less than 25 eligible securities, all eligible securities are included in the Index. The Index uses an equal weighted allocation methodology for each country in the Index so that each country continues to represent 25% of the Index at each rebalance, as well as an equal weighted allocation methodology for all components within a country allocation.
The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly reconstitution and rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Index was composed of 88 securities. Of the 25 Brazilian securities included in the Index, 18 were traded on the Sao Paulo Stock Exchange and 7 were traded as depositary receipts. Of the 25 Chinese securities included in the Index, 15 were traded as H-Shares on the Hong Kong Stock Exchange and 10 were traded as depositary receipts. Of the 13 Indian securities included in the Index, 13 were traded as depositary receipts. Of the 25 South Korean securities in the Index, 25 were traded on the Korea Stock Exchange. As of December 31, 2019, the Fund had significant investments in consumer discretionary companies, financial companies, Brazilian issuers, Chinese issuers, Indian issuers, South Korean issuers and Asian issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
BRAZIL RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Brazilian issuers. Investing in Brazil may involve a higher degree of risk and special considerations not typically associated with investing in more established economies or securities markets. Investment exposure to Brazil may subject the Fund, to a greater extent than if investments were made in developed countries, to the risks of adverse securities markets, exchange rates and social, political, regulatory, economic, or environmental events and natural disasters which may occur in Brazil. The economy,

First Trust BICK Index Fund (BICK)
industries, and securities and currency markets of Brazil may be adversely affected by protectionist trade policies, slow economic activity worldwide, political and social instability and regional and global conflicts. Brazil has experienced security concerns, such as terrorism and strained international relations. Incidents involving the country’s or region’s security may cause uncertainty in Brazilian markets and may adversely affect its economy and the Fund’s investments.
CHINA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities

First Trust BICK Index Fund (BICK)
laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INDIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Indian issuers. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of the Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. The securities market of India is considered an emerging market that is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance and substantially less liquidity than companies in more developed

First Trust BICK Index Fund (BICK)
markets. These factors, coupled with restrictions on foreign investment and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in the securities of Indian companies, the purchase and sale prices for such securities and the timing of purchases and sales. Certain restrictions on foreign investments may decrease the liquidity of the Fund’s portfolio, subject the Fund to higher transaction costs, or inhibit the Fund’s ability to track the Index. Investments in Indian securities may also be limited or prevented, at times, due to the limits on foreign ownership imposed by the Reserve Bank of India (“RBI”). In addition, a natural or other disaster could occur in India that could affect the Indian economy or operations of the Fund, causing an adverse impact on the Fund.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant

First Trust BICK Index Fund (BICK)
exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SOUTH KOREA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of South Korean issuers. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports, especially to other Asian countries and the U.S., and disruptions or decreases in trade activity could lead to further declines. The South Korean economy’s dependence on the economies of Asia and the U.S. means that a reduction in spending by these economies on South Korean products and services or negative changes in any of these economies may cause an adverse impact on the South Korean economy and therefore, on the Fund’s investments. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad-based market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.

First Trust BICK Index Fund (BICK)
First Trust BICK Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
15.00%	December 31, 2019	-29.98%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	19.75%	5.73%	1.35%	4/12/2010
Return After Taxes on Distributions	19.13%	5.11%	0.71%
Return After Taxes on Distributions and Sale of Shares	11.67%	4.15%	0.73%
ISE BICKTM Index (reflects no deduction for fees, expenses or taxes)	21.09%	6.65%	2.22%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	26.60%	8.41%	8.43%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.44%	5.61%	3.20%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)

First Trust BICK Index Fund (BICK)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Cloud Computing ETF (SKYY)
Investment Objective
The First Trust Cloud Computing ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE CTA Cloud ComputingTM Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.
The Index is designed to track the performance of companies involved in the cloud computing industry. To be eligible for inclusion in the Index, a security must be issued by a “cloud computing” company, as classified by the Consumer Technology Association (the “CTA”). A security issued by a company engaged in one or more of the activities listed below is determined to be a cloud computing company:

First Trust Cloud Computing ETF (SKYY)
•	Infrastructure-as-a-Service (“IaaS”): Companies that deliver cloud computing infrastructure – servers, storage, and networks – as an on-demand service.
•	Platform-as-a-Service (“PaaS”): Companies that deliver a platform for the creation of software in the form of virtualization, middleware, and/or operating systems, which is then delivered over the internet.
•	Software-as-a-Service (“SaaS”): Companies that deliver software applications over the internet enabling other companies to conduct their operations using the application.
In addition to comprising one of the three enumerated categories, a security must also have a minimum market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $5 million, a minimum free float of 20%, be listed on an Index-eligible exchange and have seasoned for at least three months on an Index-eligible exchange in order to be eligible for inclusion in the Index.
The Index employs a modified equal weighting methodology that utilizes a security’s “cloud score.” A security’s cloud score is calculated by determining whether its issuing company qualifies as an IaaS, PaaS and/or SaaS. Companies are assigned a score of 3 if they qualify as an IaaS, a score of 2 if they qualify as a PaaS and a score of 1 if they qualify as a SaaS. A company can qualify as all three types. Therefore, a security can achieve a maximum cloud score of 6. Each security’s cloud score is divided by the total sum of the scores in the universe to determine the weight of each security. Individual security weights are capped at 4.5%.
The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in information technology companies, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CLOUD COMPUTING COMPANIES RISK. Cloud computing companies include companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. In addition, the business models employed by the companies in the cloud computing industry may not prove to be successful.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk

First Trust Cloud Computing ETF (SKYY)
management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

First Trust Cloud Computing ETF (SKYY)
INTERNET COMPANIES RISK. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Many Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

First Trust Cloud Computing ETF (SKYY)
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Cloud Computing ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
24.11%	March 31, 2012	-14.35%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

First Trust Cloud Computing ETF (SKYY)
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	25.78%	16.85%	14.17%	7/5/2011
Return After Taxes on Distributions	25.49%	16.60%	14.01%
Return After Taxes on Distributions and Sale of Shares	15.26%	13.52%	11.74%
ISE CTA Cloud ComputingTM Index(1) (reflects no deduction for fees, expenses or taxes)	26.14%	17.44%	14.79%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.29%
S&P Composite 1500® Information Technology Index (reflects no deduction for fees, expenses or taxes)	49.75%	19.85%	18.48%
(1)	On June 24, 2019, the Fund’s underlying index changed its methodology and changed its name from "ISE Cloud ComputingTM Index" to "ISE CTA Cloud ComputingTM Index."
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

First Trust Cloud Computing ETF (SKYY)
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Investment Objective
The First Trust Dow Jones Global Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Dow Jones Global Select Dividend Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.59%
Fee Waiver and Expense Reimbursement(1)	0.00%
Net Annual Fund Operating Expenses	0.59%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2021. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2021 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$60	$189	$330	$739
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by S&P Dow Jones Indices LLC (the “Index Provider”). The Index Provider reserves the right to make exceptions when applying the methodology if the need arises. In addition, the Index Provider may revise Index policy covering rules for selecting companies, treatment of dividends, share counts or other matters.
The Index is an indicated annual dividend yield weighted index of 100 stocks selected from the developed-market portion of the Dow Jones World IndexSM. Indicated annual dividend yield is a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. In order to be eligible for inclusion in the Index, a security must be issued by a company that (i) pays a current dividend, (ii) has a current year dividend-per-share ratio that is greater than or equal to its five-year average annual dividend-per-share ratio and (iii) has a minimum three-month daily average trading volume of $3 million. All eligible securities are ranked by dividend yield and the top 100 highest yielding securities are selected for inclusion in the Index. Once a security is included in the Index it will not be removed so long as it is one of the top 150 highest yielding eligible securities. Securities selected for inclusion in the Index are weighted according to their indicated annual dividend yield. Weights of individual securities are capped at 10%.
The Index is rebalanced and reconstituted annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in financial companies and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad-based market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Dow Jones Global Select Dividend Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
18.80%	September 30, 2010	-14.00%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	19.88%	4.42%	6.30%	3.42%	11/21/2007
Return After Taxes on Distributions	17.24%	2.32%	4.25%	1.45%
Return After Taxes on Distributions and Sale of Shares	11.65%	2.40%	4.00%	1.69%
Dow Jones Global Select Dividend Index (reflects no deduction for fees, expenses or taxes)	20.23%	4.46%	6.35%	3.56%
Dow Jones World Developed Markets IndexSM (reflects no deduction for fees, expenses or taxes)	27.38%	8.93%	9.79%	6.14%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.67%	8.74%	9.47%	5.73%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Investment Objective
The First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the FTSE EPRA/ NAREIT Developed Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.49%
Total Annual Fund Operating Expenses	0.89%
Fee Waiver and Expense Reimbursement(1)	0.29%
Net Annual Fund Operating Expenses	0.60%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2021. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2021 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$255	$465	$1,071
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by FTSE International Limited (“FTSE” or the “Index Provider”). The Index methodology may be supplemented, amended in whole or in part, revised or withdrawn by the Index Provider at any time.
The Index is designed to measure the stock performance of companies engaged in specific real estate activities, including the ownership, trading and development of income-producing real estate, in the North American, European and Asian real estate markets. The Index is modified market cap weighted based on free float market capitalization and includes the securities of real estate companies or real estate investment trusts (“REITs”) that are publicly traded on an official stock exchange located in North America, Europe or Asia and provides an audited annual report in English. The securities must also meet certain size and liquidity tests to be included in the Index.
The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly reconstitution and rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in real estate companies, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
REAL ESTATE COMPANIES RISK. Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real estate companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The price of a real estate company’s securities may also drop because of dividend reductions, lowered credit ratings, poor management, or other factors that affect companies in general.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
18.86%	September 30, 2010	-17.97%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	21.82%	5.80%	8.43%	3.43%	8/27/2007
Return After Taxes on Distributions	19.43%	4.30%	6.98%	2.01%
Return After Taxes on Distributions and Sale of Shares	12.90%	3.78%	6.09%	1.95%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses or taxes)	23.06%	6.53%	9.25%	4.29%
S&P Global REIT Index (reflects no deduction for fees, expenses or taxes)	23.12%	5.56%	9.31%	3.99%
MSCI World REIT Index (reflects no deduction for fees, expenses or taxes)	26.07%	6.97%	9.85%	3.99%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Global Engineering and Construction ETF (FLM)
Investment Objective
The First Trust Global Engineering and Construction ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Global Engineering and ConstructionTM Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.81%
Total Annual Fund Operating Expenses	1.21%
Fee Waiver and Expense Reimbursement(1)	0.51%
Net Annual Fund Operating Expenses	0.70%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2021. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2021 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$334	$616	$1,421
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a

First Trust Global Engineering and Construction ETF (FLM)
taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.
The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the engineering and construction industries, based on analysis of the products and services offered by those companies. In order to be eligible for inclusion in the Index, a security must be issued by a company actively engaged in large civil and capital projects such as infrastructure, utilities, transportation, telecommunications, commercial, residential, and commerce facilities and whose role is within the engineering, designing, planning, consulting, project managing, and/or constructing of these projects. To be included in the Index, a company must receive at least 70% of its revenues from these types of services and projects, based on the reportable segment/division from its most recent annual report. Additionally, in order to be eligible for inclusion in the Index, a security must have a market capitalization of at least $500 million, a minimum three-month average daily dollar trade volume of $ 1million, a minimum free float of 20%, be listed on an Index-eligible exchange and have seasoned on an Index-eligible exchange for at least three months. Securities selected for inclusion in the Index are weighted using a linear-based capitalization-weighted methodology.
The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in industrials companies, Japanese issuers, Asian issuers and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other

First Trust Global Engineering and Construction ETF (FLM)
authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
ENGINEERING AND CONSTRUCTION COMPANIES RISK. Engineering and construction companies may be significantly affected by changes in demand for their specific products or services, government spending, zoning laws, general economic conditions, interest rates, commodity prices, consumer confidence and spending, taxation, demographic patterns, real estate values, labor relations and government regulations. Such companies are also at risk from technical obsolescence and delays in modernization. Certain engineering and construction companies may also be significantly affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the

First Trust Global Engineering and Construction ETF (FLM)
United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
JAPAN RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect the Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk

First Trust Global Engineering and Construction ETF (FLM)
of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to

First Trust Global Engineering and Construction ETF (FLM)
irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Global Engineering and Construction ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
19.63%	September 30, 2010	-24.67%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Global Engineering and Construction ETF (FLM)
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	12.65%	4.25%	4.65%	6.55%	10/13/2008
Return After Taxes on Distributions	11.79%	3.54%	3.95%	5.87%
Return After Taxes on Distributions and Sale of Shares	7.47%	2.97%	3.35%	4.97%
ISE Global Engineering and ConstructionTM Index (reflects no deduction for fees, expenses or taxes)	13.73%	5.01%	5.71%	8.04%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%	13.35%
MSCI World Industrials Index (reflects no deduction for fees, expenses or taxes)	27.77%	8.61%	10.17%	10.72%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2008, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust Global Engineering and Construction ETF (FLM)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Global Wind Energy ETF (FAN)
Investment Objective
The First Trust Global Wind Energy ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the ISE Clean Edge Global Wind EnergyTM Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.31%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.73%
Fee Waiver and Expense Reimbursement(1)	0.11%
Net Annual Fund Operating Expenses	0.62%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2021. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2021 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$63	$222	$395	$896
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a

First Trust Global Wind Energy ETF (FAN)
taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by Nasdaq, Inc. (the “Index Provider”). The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.
The Index provides a benchmark for investors interested in tracking public companies throughout the world that are active in the wind energy industry. In order to be eligible for inclusion in the Index, a security must be issued by a company that is actively engaged in some aspect of the wind energy industry, such as the development or management of a wind farm, the production or distribution of electricity generated by wind power, or involvement in the design, manufacture or distribution of machinery or materials designed specifically for the wind energy industry. In addition, in order to be eligible for inclusion in the Index a security must have a market capitalization of at least $100 million, a minimum three-month average daily dollar trading volume of $500,000, a minimum free float of 25%, be listed on an Index-eligible global exchange and have seasoned on an Index-eligible global exchange for at least three months.
The Index allocates an aggregate weight of 60% to companies that are identified as providing goods and services exclusively to the wind energy industry and an aggregate weight of 40% to those companies determined to be significant participants in the wind energy industry despite not providing goods and services exclusively to the wind energy industry. This is done to ensure that companies that are exclusive to the wind energy industry, which generally have smaller market capitalizations relative to their multi-industry counterparts, are adequately represented in the Index. The Index utilizes a modified market capitalization weighted methodology for each group of companies. The methodology organizes the companies into quintiles based upon their market capitalization. The quintiles containing larger market capitalization companies receive a higher weight than those quintiles containing small market capitalization companies. The companies are equally-weighted within each quintile.
The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in utility companies, industrials companies and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational

First Trust Global Wind Energy ETF (FAN)
damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund

First Trust Global Wind Energy ETF (FAN)
consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.

First Trust Global Wind Energy ETF (FAN)
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UTILITY COMPANIES RISK. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects counterparty risk, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, domestic and international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
WIND ENERGY COMPANIES RISK. Wind energy companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Such companies may also be highly dependent on government subsidies and contracts with government entities and may be negatively affected if such subsidies and contracts become unavailable. They are also susceptible to fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation efforts, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

First Trust Global Wind Energy ETF (FAN)
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad-based market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Global Wind Energy ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
23.92%	September 30, 2013	-25.75%	June 30, 2010
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Global Wind Energy ETF (FAN)
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	30.27%	10.75%	1.92%	-4.01%	6/16/2008
Return After Taxes on Distributions	28.90%	9.27%	0.98%	-4.84%
Return After Taxes on Distributions and Sale of Shares	17.86%	7.75%	0.99%	-3.26%
ISE Clean Edge Global Wind EnergyTM Index (reflects no deduction for fees, expenses or taxes)	31.90%	11.50%	2.74%	-3.23%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%	9.97%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.67%	8.74%	9.47%	6.35%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2008, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust Global Wind Energy ETF (FAN)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Indxx Global Agriculture ETF (FTAG)
Investment Objective
The First Trust Indxx Global Agriculture ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Agriculture Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by Indxx, LLC (the “Index Provider”). The Index Provider reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a stock in the Index. Continued Index membership of a constituent is not necessarily subject to the guidelines provided in the Index methodology. A security may be considered for exclusion by the Index Provider on the basis of corporate governance, accounting policies, lack of transparency and lack of representation, despite meeting all the criteria provided in the Index methodology.

First Trust Indxx Global Agriculture ETF (FTAG)
The Index is a market capitalization weighted index designed to measure the performance of companies that are directly or indirectly engaged in improving agricultural yields. The Index is composed of farmland companies and firms involved in chemicals and fertilizers, seeds, irrigation equipment and farm machinery. To be included in the Index, a security must meet certain additional criteria, including that its issuer must have a minimum market capitalization of $1 billion and meet certain liquidity-related requirements that focus on trading activity and turnover. Companies may generally be domiciled in any country, including emerging market countries, subject to certain exclusions determined by the Index Provider. Under normal market conditions, the Fund invests at least 40% of its net assets (including investment borrowings) in securities of non-U.S. issuers and invests in the securities of issuers located in at least three countries.
The Index is reconstituted annually and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in materials companies, industrials companies, German issuers, Asian issuers and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AGRICULTURE COMPANIES RISK. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.

First Trust Indxx Global Agriculture ETF (FTAG)
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade

First Trust Indxx Global Agriculture ETF (FTAG)
between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
GERMANY RISK. The Fund is subject to certain risks specifically associated with investments in the securities of German issuers. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the United States, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor and product markets in Germany may have an adverse effect on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession. Concerns regarding the economic health of the EU have led to tremendous downward pressure on certain financial institutions, including German financial services companies. Secessionist movements, such as the Catalan movement in Spain, may have an adverse effect on the German economy.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process

First Trust Indxx Global Agriculture ETF (FTAG)
in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MATERIALS COMPANIES RISK. Materials and processing companies are involved in the extraction or processing of raw materials such as metals, ore and forestry products. These companies are sensitive to changes in the business cycle and fluctuations in the supply and demand for raw materials. Further, certain materials and processing companies can be affected by shifts in the housing market, as many produced raw materials are components of construction projects. Rising wage costs can also impact companies that rely on skilled labor. In addition, materials and processing companies may be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.

First Trust Indxx Global Agriculture ETF (FTAG)
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On December 18, 2015, the Fund’s underlying index changed from the ISE Global PlatinumTM Index to the Indxx Global Agriculture Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of June 1, 2015, it was not in existence for any of the periods disclosed.
First Trust Indxx Global Agriculture ETF
Calendar Year Total Returns as of 12/31

First Trust Indxx Global Agriculture ETF (FTAG)
During the periods shown in the chart above:
Best Quarter		Worst Quarter
17.11%	September 30, 2013	-34.63%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	9.24%	-12.18%	-15.91%	3/11/2010
Return After Taxes on Distributions	8.20%	-12.72%	-16.39%
Return After Taxes on Distributions and Sale of Shares	5.45%	-8.85%	-9.50%
Indxx Global Agriculture Index(1) (reflects no deduction for fees, expenses or taxes)	10.20%	N/A	N/A
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	26.60%	8.41%	8.81%
MSCI All Country World Materials Index (reflects no deduction for fees, expenses or taxes)	20.12%	6.27%	2.85%
(1)	On December 18, 2015, the Fund's underlying index changed from the ISE Global PlatinumTM Index to the Indxx Global Agriculture Index. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.

First Trust Indxx Global Agriculture ETF (FTAG)
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Indxx Global Natural Resources Income ETF (FTRI)
Investment Objective
The First Trust Indxx Global Natural Resources Income ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx Global Natural Resources Income Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned, developed, maintained and sponsored by Indxx, LLC (the “Index Provider”). The Index Provider reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a stock in the Index. Continued Index membership of a constituent is not necessarily subject to the guidelines provided in the Index methodology. A security may be considered for exclusion by the Index Provider on the basis of corporate governance, accounting policies, lack of transparency and lack of representation, despite meeting all the criteria provided in the Index methodology.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
The Index is a free float adjusted market capitalization weighted index designed to measure the market performance of the 50 highest dividend yielding companies involved in the upstream (i.e., generally exploration and production) segment of the natural resources sector. The term “free float” describes the portion of an issuer’s outstanding securities that can be publicly traded, and therefore excludes locked-in securities held by an issuer’s affiliates, officers or promoters or securities subject to some other restrictive arrangement that prevents them from being freely traded. Component securities may represent the following businesses: oil and gas exploration and production; integrated oil and gas companies; coal; steel; gold; aluminum; diversified metal and mining; industrial metals; precious metals; water; agricultural products; beverages; agricultural chemicals and fertilizers; and paper and forest products. The Index Provider’s classification of an issuer and its business may be different than any other standardized industry classification applied to the issuer and may reflect only a portion of the issuer’s business activities. Consequently, because an issuer’s principal business activity may be outside the natural resources sector, the Fund’s portfolio may include significant holdings of issuers that the Index Provider classifies in a sector that would otherwise not typically fall within the focus of the Index if classified by a different standard.
To be included in the Index, a security must be issued by a company that has (i) a positive earnings-per-share for the preceding 12 months, (ii) paid dividends in each of the prior two years and (iii) paid dividends over the preceding 12 months greater than or equal to the dividends it paid over the same 12-month period one year prior. In addition, a security must meet certain additional criteria, including that it must have a minimum free float equivalent to 10% of shares outstanding, a minimum market capitalization of $1 billion and meet certain liquidity-related requirements that focus on trading activity. Companies may generally be domiciled in any country, including emerging market countries, subject to certain exclusions determined by the Index Provider. Each eligible security is classified into five broad categories: energy, materials, agriculture, water and timber. The 50 securities with the highest dividend yield are included in the Index. The Index is then adjusted to ensure that no more than 30% of the Index's components are classified as comprising one of the five categories. Under normal market conditions, the Fund invests at least 40% of its net assets (including investment borrowings) in securities of non-U.S. issuers and invests in the securities of issuers located in at least three countries.
The Index is reconstituted annually and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in energy companies, materials companies and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AGRICULTURE COMPANIES RISK. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund's investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
ENERGY COMPANIES RISK. The success of energy companies may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of energy companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended

First Trust Indxx Global Natural Resources Income ETF (FTRI)
periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
GLOBAL NATURAL RESOURCES COMPANIES RISK. Investments in global natural resources companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-U.S. securities are subject may also affect the U.S. companies in which the Fund invests such companies have significant operations or investments outside of the United States. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both U.S. and non-U.S.) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by global natural resources companies.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria

First Trust Indxx Global Natural Resources Income ETF (FTRI)
of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
MATERIALS COMPANIES RISK. Materials and processing companies are involved in the extraction or processing of raw materials such as metals, ore and forestry products. These companies are sensitive to changes in the business cycle and fluctuations in the supply and demand for raw materials. Further, certain materials and processing companies can be affected by shifts in the housing market, as many produced raw materials are components of construction projects. Rising wage costs can also impact companies that rely on skilled labor. In addition, materials and processing companies may be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TIMBER COMPANIES RISK. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
WATER COMPANIES RISK. Water companies can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climatic and environmental events, changes in water consumption and water conservation. Water companies may also be negatively affected by changes in governmental regulation and spending, technological advances and increases in inflation, interest rates or the cost of raw materials. Water companies may be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and a market index. See “Total Return

First Trust Indxx Global Natural Resources Income ETF (FTRI)
Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On December 18, 2015, the Fund’s underlying index changed from the ISE Global CopperTM Index to the Indxx Global Natural Resources Income Index. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the performance that the Fund, based on the Index, would have generated. Returns for an underlying index are only disclosed for those periods in which the index was in existence for the whole period. Because the Fund’s new underlying index had an inception date of June 1, 2015, it was not in existence for any of the periods disclosed.
First Trust Indxx Global Natural Resources Income ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
15.51%	December 31, 2011	-37.68%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	21.57%	-3.81%	-5.71%	3/11/2010
Return After Taxes on Distributions	18.45%	-5.28%	-6.88%
Return After Taxes on Distributions and Sale of Shares	12.67%	-3.51%	-4.38%
Indxx Global Natural Resources Income Index(1) (reflects no deduction for fees, expenses or taxes)	23.29%	N/A	N/A
MSCI All Country World Materials Index (reflects no deduction for fees, expenses or taxes)	20.12%	6.27%	2.85%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	26.60%	8.41%	8.81%
(1)	On December 18, 2015, the Fund's underlying index changed from the ISE Global CopperTM Index to the Indxx Global Natural Resources Income Index. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all of the periods disclosed.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2010, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust Indxx Global Natural Resources Income ETF (FTRI)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust International Equity Opportunities ETF (FPXI)
Investment Objective
The First Trust International Equity Opportunities ETF (the “Fund”), formerly, First Trust International IPO ETF, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the IPOX® International Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and is developed, maintained and sponsored by IPOX® Schuster LLC (the “Index Provider”). It is the sole responsibility of the Index Provider to decide on all matters relating to the Index methodology and Index constituent selection. The Index Provider may make exceptions to the Index methodology regarding constituent inclusion, exclusion and weighting.
The Index is a market-cap weighted portfolio measuring the performance of the top 50 companies domiciled outside the United States ranked quarterly by market capitalization in the IPOX® Global Composite Index (the “Base Index”) and represents, on

First Trust International Equity Opportunities ETF (FPXI)
average, 25% of the total market capitalization of the Base Index, a fully market capitalization-weighted index constructed and managed to provide a broad and objective view of global aftermarket performance of initial public offerings ("IPOs") and spin-offs in all world countries (both developed and emerging market countries). A company is eligible for inclusion in the Index on the close of the 6th trading day following its IPO and is eligible to remain in the Index until the close of the 1,000th trading day. Securities issued by companies without a minimum market capitalization of $50 million on the close of the first trading day following the IPO, companies with less than 15% public float at the IPO and companies that experience abnormally large “underpricing” in their IPO are not eligible for inclusion in the Base Index. Under certain circumstances, the Index Provider may make exceptions to the stated methodology. See the Index Provider's website for additional details. Additionally, pursuant to the Index License Agreement, the Index Provider reserves the right to modify the compilation and composition of the Index in its sole discretion.
The Index is reconstituted quarterly to reflect changes in stock market values of Base Index constituents and IPO activity during the past quarter with potential new companies entering the Index, while other companies reach 1,000 in the Index and automatically drop out. To ensure certain diversification requirements are met, the weighting of the largest Index constituents is capped at 10% at the quarterly reconstitution event. The Index may be composed of common stocks and depositary receipts generally expected to be issued by mid, large and mega capitalization companies with capitalizations between $1 billion and $600 billion.
The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly reconstitution and rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in consumer discretionary companies, Chinese issuers, European issuers and Asian issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.

First Trust International Equity Opportunities ETF (FPXI)
CHINA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

First Trust International Equity Opportunities ETF (FPXI)
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.

First Trust International Equity Opportunities ETF (FPXI)
IPO RISK. Shares issued by companies that have recently conducted an IPO are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing

First Trust International Equity Opportunities ETF (FPXI)
the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a broad-based market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust International Equity Opportunities ETF
Calendar Year Total Returns as of 12/31

First Trust International Equity Opportunities ETF (FPXI)
During the periods shown in the chart above:
Best Quarter		Worst Quarter
13.88%	March 31, 2019	-15.33%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	31.92%	8.18%	7.12%	11/4/2014
Return After Taxes on Distributions	31.53%	7.59%	6.55%
Return After Taxes on Distributions and Sale of Shares	18.88%	6.12%	5.28%
IPOX® International Index (reflects no deduction for fees, expenses or taxes)	33.17%	8.92%	7.93%
MSCI World ex USA Index (reflects no deduction for fees, expenses or taxes)	22.49%	5.42%	4.99%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2014, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities

First Trust International Equity Opportunities ETF (FPXI)
exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Investment Objective
The First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	0.82%
Fee Waiver and Expense Reimbursement(1)	0.12%
Net Annual Fund Operating Expenses	0.70%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2021. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2021 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year will be terminated following January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$250	$443	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. Clean Edge, Inc. (“Clean Edge”) and Nasdaq, Inc. serve as index providers to the Index (the “Index Providers”). The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.
The Index is designed to act as a transparent and liquid benchmark for the grid and electric energy infrastructure sector. The Index includes companies that are primarily engaged and involved in electric grid, electric meters and devices, networks, energy storage and management, and enabling software used by the smart grid infrastructure sector. In order to be eligible for inclusion in the Index, a security must be issued by a company that is classified as a smart grid, electric infrastructure and/or other grid-related activities company by Clean Edge. Clean Edge identifies each eligible company as either "pure play" or "diversified." A "pure play" company derives at least 50 percent of its revenue from smart grid, electric infrastructure, and/or other grid-related activities. A "diversified" company derives between 10%-50%, or at least $1 billion, of its revenue from smart grid, electric infrastructure and/or other grid-related activities. In addition, to be included in the Index a security must be listed on a global stock exchange approved by the Index Provider, have a minimum market capitalization of $100 million, have a minimum three-month average daily dollar trading of $500,000 and a minimum free float of 20%. A security's foreign ownership restriction limitations must also not have been met.
Securities comprising the Index classified as “pure play” are given a collective weight of 80% and securities classified as "diversified" are given a collective weight of 20%. Securities are initially weighted by market capitalization. Weights are then adjusted to ensure that no "pure play" security has a weight exceeding 8% and that no "diversified" security has a weight greater than 2%.
The Index is reconstituted semi-annually and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in information technology companies, industrials companies and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INDUSTRIALS COMPANIES RISK. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
SMART GRID COMPANIES RISK. Smart grid companies can be negatively affected by high costs of research and development, high capital requirements for implementation, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, smart grid companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and two market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
13.59%	March 31, 2012	-26.52%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	42.05%	10.46%	6.73%	7.32%	11/16/2009
Return After Taxes on Distributions	41.23%	9.90%	6.25%	6.83%
Return After Taxes on Distributions and Sale of Shares	24.84%	8.00%	5.16%	5.66%
NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM (reflects no deduction for fees, expenses or taxes)	43.90%	11.22%	7.59%	8.18%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%	13.39%
S&P Composite 1500® Industrials Index (reflects no deduction for fees, expenses or taxes)	29.80%	9.78%	13.63%	13.43%
MSCI World Industrials Index (reflects no deduction for fees, expenses or taxes)	27.77%	8.61%	10.17%	9.96%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2009, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust Nasdaq Cybersecurity ETF (CIBR)
Investment Objective
The First Trust Nasdaq Cybersecurity ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq CTA Cybersecurity IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned by Nasdaq, Inc. (the “Index Provider”). The Index Provider and the Consumer Technology Association (“CTA”) have jointly developed the eligibility and selection criteria and rules for the Index. The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.
The Index includes securities of companies classified as “cybersecurity” companies by CTA. CTA gives the cybersecurity classification to those companies that meet one of three elements: (1) companies focused on developing technologies that are designed and implemented to protect computer and communication networks from attacks and outside unauthorized use; (2) companies involved in the deployment of technologies for cybersecurity industry use including government, private

First Trust Nasdaq Cybersecurity ETF (CIBR)
and public corporations, financial institutions and various other industries; or (3) companies focused on the protection of priority data from being accessed and exploited by unauthorized external parties. To be included in the Index, a security issued by a "cybersecurity" company must also have a minimum market capitalization of $250 million, a minimum three-month average daily dollar trading volume of $1 million, a minimum free float of 20% and be listed on an Index-eligible global exchange. The term “free float” is used to describe the portion of an issuer’s outstanding securities that can be publicly traded, and therefore excludes locked-in securities held by an issuer’s affiliates, officers or promoters and securities subject to some other restrictive arrangement that prevents them from being freely traded.
The Index employs a modified liquidity-weighted methodology, meaning that security weights are based on the liquidity of the securities comprising the Index. Liquidity is measured by using the three-month average daily dollar trading volume for each company. To provide diversification among the weighting of the constituent securities, the Index caps the weighting of the securities of the five most liquid companies at 6% each, and collectively 30%, of the Index. The excess weight of any capped security is distributed proportionally across the securities of the remaining constituent companies. The securities of the remaining companies are capped at a 3% weight as well. Any security of those remaining constituent companies with a weight in excess of 3% will have that excess weight redistributed proportionally across the securities of any remaining companies.
The Index is reconstituted semi-annually and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Index was composed of 42 securities from companies located in France, Israel, Japan, South Korea, the United Kingdom and the United States. As of December 31, 2019, the Fund had significant investments in information technology companies, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBERSECURITY COMPANIES RISK. Cybersecurity companies are companies that provide products and services intended to protect the integrity of data and network operations for private and public networks, computers and mobile devices. Like other technology and industrials companies, cybersecurity companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. These companies may also be smaller and less experienced companies, with limited product lines, markets, qualified personnel or financial resources.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but

First Trust Nasdaq Cybersecurity ETF (CIBR)
may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government

First Trust Nasdaq Cybersecurity ETF (CIBR)
regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political

First Trust Nasdaq Cybersecurity ETF (CIBR)
development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a broad-based market index and a market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Nasdaq Cybersecurity ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
19.62%	March 31, 2019	-17.59%	December 31, 2018
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns

First Trust Nasdaq Cybersecurity ETF (CIBR)
after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	Since Inception	Inception Date
Return Before Taxes	28.20%	9.93%	7/6/2015
Return After Taxes on Distributions	28.08%	9.72%
Return After Taxes on Distributions and Sale of Shares	16.70%	7.72%
Nasdaq CTA Cybersecurity IndexSM (reflects no deduction for fees, expenses or taxes)	29.14%	10.68%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	12.73%
S&P Composite 1500 Information Technology Index (reflects no deduction for fees, expenses or taxes)	49.75%	21.93%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2015, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust Nasdaq Cybersecurity ETF (CIBR)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust NASDAQ Global Auto Index Fund (CARZ)
Investment Objective
The First Trust NASDAQ Global Auto Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the NASDAQ OMX Global Auto IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned and was developed by Nasdaq, Inc. (the “Index Provider”). The Index Provider may, from time to time, exercise reasonable discretion as it deems appropriate in order to maintain Index integrity.
The Index is designed to track the performance of the largest and most liquid companies engaged in the manufacturing of automobiles. To be eligible for inclusion in the Index, a security must be issued by a company classified as an "Automobile Manufacturer" by the Industry Classification Benchmark. In addition, a security must be listed on an index-eligible global stock exchange, have a minimum float-adjusted market capitalization of $500 million, a minimum three-month average daily dollar trading volume of $1 million and a minimum free float of 20%.

First Trust NASDAQ Global Auto Index Fund (CARZ)
The Index uses a modified market-capitalization weighting methodology. Each time the Index rebalances, security weights are adjusted so that the maximum weight of any security does not exceed 8% and no more than five securities have a weight of 8%. The excess weight of any capped security is distributed proportionally across the other securities. If after this redistribution any of the five highest ranked securities are weighted below 8%, these securities are not capped. Next, any remaining securities with a weight in excess of 4% are capped at 4% and the excess weight is redistributed proportionally across the remaining securities.
The Index is reconstituted annually and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Index was comprised of 32 securities from 11 countries, including Germany, Japan and the United States. As of December 31, 2019, the Fund had significant investments in consumer discretionary companies, Japanese issuers, Asian issuers and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
AUTOMOTIVE COMPANIES RISK. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.

First Trust NASDAQ Global Auto Index Fund (CARZ)
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU

First Trust NASDAQ Global Auto Index Fund (CARZ)
and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
JAPAN RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector and relatively high unemployment. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japanese markets overall and may negatively affect the Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the U.S. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact the Fund’s investments.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which

First Trust NASDAQ Global Auto Index Fund (CARZ)
could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

First Trust NASDAQ Global Auto Index Fund (CARZ)
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a broad-based market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust NASDAQ Global Auto Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
21.73%	March 31, 2012	-14.57%	September 30, 2015
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

First Trust NASDAQ Global Auto Index Fund (CARZ)
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	11.38%	0.55%	3.35%	5/9/2011
Return After Taxes on Distributions	9.90%	-0.48%	2.57%
Return After Taxes on Distributions and Sale of Shares	6.71%	-0.03%	2.26%
NASDAQ OMX Global Auto IndexSM (reflects no deduction for fees, expenses or taxes)	12.65%	1.30%	4.31%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.67%	8.74%	8.80%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Information
First Trust STOXX® European Select Dividend Index Fund (FDD)
Investment Objective
The First Trust STOXX® European Select Dividend Index Fund (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the STOXX® Europe Select Dividend 30 Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.58%
Fee Waiver and Expense Reimbursement(1)	0.00%
Net Annual Fund Operating Expenses	0.58%
(1)	First Trust Advisors L.P., the Fund’s investment advisor, has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.60% of its average daily net assets per year (the “Expense Cap”) at least through January 31, 2021. Expenses reimbursed and fees waived under such agreement are subject to recovery by the Fund’s investment advisor for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The agreement may be terminated by the Trust, on behalf of the Fund, at any time and by the Fund’s investment advisor only after January 31, 2021 upon 60 days’ written notice.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. The example assumes that the Fund’s investment advisor’s agreement to waive fees and/or pay the Fund’s expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.60% of average daily net assets per year will be terminated following January 31, 2021. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$59	$186	$324	$727
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a

First Trust STOXX® European Select Dividend Index Fund (FDD)
taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is compiled and maintained by STOXX Limited (the “Index Provider”). The Index Provider constantly monitors the execution of the Index calculation rules in order to ensure the validity of the Index methodology. The Index Provider also conducts general methodology reviews on a period and ad-hoc basis to reflect economic and political changes and developments in the investment industry. As a result of these activities, the Index Provider introduces changes to the Index methodology.
The Index consists of 30 high dividend-yielding securities selected from the STOXX® Europe 600 Index (the “Base Index”). The Base Index is designed to provide broad representation of small, mid and large capitalization European companies, including companies from Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. Only dividend-paying companies in the Base Index (including secondary lines of equity capital in those companies) are considered for inclusion in the Index. In addition, a security must be issued by a company with a non-negative five-year dividend-per-share growth rate and a dividend-to-earnings ratio of 60% or less.
Each eligible company is assigned an "outperformance factor" score which is calculated by dividing the company's net dividend yield by the net dividend yield of an index that measures the performance of companies from the eligible company's country. Initially, the securities with the 30 best scores are included in the Index and weighted according to their net dividend yield. An existing Index component is not removed so long as its score places it within the top 60 of eligible companies. In the event a company is removed from the Index, the highest ranked non-component companies are added to the Index until the component count is 30. Security weights are capped at 15%.
The Index is reconstituted and rebalanced annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in financial companies, utility companies, French issuers, U.K. issuers and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational

First Trust STOXX® European Select Dividend Index Fund (FDD)
damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
DIVIDENDS RISK. The Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-paying securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FINANCIAL COMPANIES RISK. Financial companies, such as retail and commercial banks, insurance companies and financial services companies, are especially subject to the adverse effects of economic recession, currency exchange rates, extensive government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets, industries or products (such as commercial and residential real estate loans), competition from new entrants and blurred distinctions in their fields of business.
FRANCE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of French issuers. Recently, new concerns emerged with respect to the economic outlook for certain European Union (the “EU”) countries, including France. External demand for French exports is expected to be negatively impacted by the United Kingdom’s resolution

First Trust STOXX® European Select Dividend Index Fund (FDD)
to leave the EU. As a result, the French economy may experience adverse trends due to concerns about a prolonged economic downturn, potential weakness in exports, high rates of unemployment and rising government debt levels. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the French economy. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks over the past several years, creating a climate of insecurity that has been detrimental to tourism.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing

First Trust STOXX® European Select Dividend Index Fund (FDD)
the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
UNITED KINGDOM RISK. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in issuers located in the United Kingdom may subject the Fund to regulatory, political, currency, security and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with the European Union (“EU”), and to a lesser extent the United States and China. As a result, the economy of the United Kingdom may be impacted by changes to the economic health of EU member counties, the United States and China. In 2016, the United Kingdom voted via referendum to leave the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all

First Trust STOXX® European Select Dividend Index Fund (FDD)
EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. The precise impact on the United Kingdom’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. Certain sectors within the United Kingdom’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services and professional services.
UTILITY COMPANIES RISK. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects counterparty risk, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, taxes, government regulation, domestic and international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utility companies.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and two broad-based market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust STOXX® European Select Dividend Index Fund
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
14.24%	September 30, 2013	-17.94%	September 30, 2011
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.

First Trust STOXX® European Select Dividend Index Fund (FDD)
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	23.09%	5.81%	4.46%	-1.57%	8/27/2007
Return After Taxes on Distributions	20.56%	3.91%	2.64%	-3.30%
Return After Taxes on Distributions and Sale of Shares	13.51%	3.56%	2.59%	-1.94%
STOXX® Europe Select Dividend 30 Index (reflects no deduction for fees, expenses or taxes)	23.64%	6.02%	4.75%	-1.15%
STOXX® Europe 600 Index (reflects no deduction for fees, expenses or taxes)	24.53%	5.29%	5.47%	2.25%
MSCI Europe Index (reflects no deduction for fees, expenses or taxes)	23.77%	5.06%	5.17%	1.99%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on NYSE Arca and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.

First Trust STOXX® European Select Dividend Index Fund (FDD)
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information on the Funds' Investment Objectives and Strategies
Each Fund is a series of First Trust Exchange-Traded Fund II and is regulated as an “investment company” under the 1940 Act. Each Fund operates as an index fund and is not actively managed by First Trust. As such, each Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of its Index. In seeking to achieve this objective, each Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise its Index.
FTSE International Limited serves as the index provider for the index tracked by the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. Indxx, LLC serves as the index provider for the indices tracked by the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources Income ETF. IPOX® Schuster, LLC serves as the index provider for the index tracked by the First Trust International Equity Opportunities ETF. Nasdaq, Inc. serves as the index provider for the indices tracked by the First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Global Engineering and Construction ETF, First Trust Nasdaq Cybersecurity ETF and First Trust NASDAQ Global Auto Index Fund. Nasdaq, Inc. and Clean Edge, Inc. serve as the index provider for the index tracked by the First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund and First Trust Global Wind Energy ETF. S&P Dow Jones Indices LLC serves as the index provider for the index tracked by the First Trust Dow Jones Global Select Dividend Index Fund and First Trust Dow Jones International Internet ETF. STOXX Limited serves as the index provider for the index tracked by the First Trust STOXX European Select Dividend Index Fund. FTSE International Limited, Indxx, LLC, IPOX® Schuster, LLC Nasdaq, Inc., Clean Edge, Inc., S&P Dow Jones Indices LLC and STOXX Limited may individually be referred to throughout this prospectus as an “Index Provider” and collectively as the “Index Providers.”
Each Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising its Index in proportion to their weightings in the Index. However, under various circumstances, full replication of the Index may not be possible or practicable. In those circumstances, a Fund may purchase a sample of securities in its Index. There may also be instances in which First Trust may choose to overweight certain securities in an Index, purchase securities not in an Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments or utilize various combinations of the above techniques in seeking to track an Index. Each Fund may sell securities that are represented in its Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.
Each Fund’s investment objective, its 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information (“SAI”) under “Investment Objective and Policies.”
While it is not expected that the Funds will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. Each Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Dow Jones Global Select Dividend Index
The Dow Jones Global Select Dividend Index is an indicated annual dividend yield weighted index of the top 100 highest-yielding stocks selected from the developed-market portion of the Dow Jones World Index. The Index is rebalanced and reconstituted annually in March.
FTSE EPRA/NAREIT Developed Index
The FTSE EPRA/NAREIT Developed Index is a free float adjusted market capitalization weighted index that tracks the performance of listed real estate companies or real estate investment trusts in North America, Europe and Asia. The Index is rebalanced and reconstituted quarterly in March, June, September and December.
Indxx Global Agriculture Index
The Indxx Global Agriculture Index is a market capitalization weighted index that measures the performance of companies which are directly or indirectly engaged in improving agricultural yields. The Index is reconstituted annually in March and rebalanced quarterly in March, June, September and December.

Indxx Global Natural Resources Income Index
The Indxx Global Natural Resources Income Index is a free float adjusted market capitalization weighted index that measures the market performance of the 50 highest dividend yielding companies involved in the upstream segment of the natural resources sector. The Index is reconstituted annually in June and rebalanced quarterly in March, June, September and December.
IPOX® International Index
The IPOX® International Index is a market capitalization weighted index that measures the performance of the 50 largest non-U.S. companies, including those domiciled in emerging market countries, within the IPOX® Global Composite Index. The Index is rebalanced and reconstituted quarterly in March, June, September and December.
ISE BICKTM Index
The ISE BICKTM Index is an equal weighted index that tracks the largest and most liquid public companies domiciled in Brazil, India, China (including Hong Kong) and South Korea. The Index is rebalanced and reconstituted quarterly in March, June, September and December.
ISE Clean Edge Global Wind EnergyTM Index
The ISE Clean Edge Global Wind EnergyTM Index is a modified market capitalization weighted index that tracks public companies throughout the world which are active in the wind energy industry. The Index is rebalanced and reconstituted semi-annually in March and September.
ISE CTA Cloud ComputingTM Index
The ISE CTA Cloud ComputingTM Index is a modified equal weighted index that tracks the performance of companies involved in the cloud computing industry. The Index is rebalanced and reconstituted quarterly in March, June, September and December.
ISE Global Engineering and ConstructionTM Index
The ISE Global Engineering and ConstructionTM Index is a modified market capitalization weighted index that tracks public companies throughout the world which are active in the engineering and construction industries. The Index is rebalanced and reconstituted semi-annually in June and December.
Nasdaq CTA Cybersecurity IndexSM
The Nasdaq CTA Cybersecurity IndexSM is a modified liquidity weighted index that tracks the performance of companies engaged in the cybersecurity segment of the technology and industrial sectors. The Index is reconstituted semi-annually in March and September and is rebalanced quarterly in March, June, September and December.
NASDAQ OMX Global Auto IndexSM
The NASDAQ OMX Global Auto IndexSM is a modified market capitalization weighted index that tracks the performance of the largest and most liquid companies engaged in manufacturing automobiles. The Index is reconstituted annually in June and rebalanced quarterly in March, June, September and December.
NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM
The NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM is a float adjusted modified market capitalization weighted index that measures the performance of common stocks in the grid and electric energy infrastructure sectors. The Index is reconstituted semi-annually in March and September and rebalanced quarterly in March, June, September and December.
STOXX® Europe Select Dividend 30 Index
The STOXX® Europe Select Dividend 30 Index is a dividend weighted index of 30 high dividend-yielding securities selected from the STOXX Europe 600 Index, which covers 17 European countries. The Index is rebalanced and reconstituted annually in March.
More information regarding each Index, including additional detail on the Index methodology, may be found on an Index Provider’s website. Neither the Fund, the Board, First Trust, or any of their affiliates, are responsible for the information set forth on an Index Provider’s website. Information from an Index Provider’s website and any other information not expressly included in this prospectus is not incorporated by reference in, and should not be considered part of, this prospectus.

Fund Investments
Principal Investments
Equity Securities
The Funds invest in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.
Real Estate Investment Trusts
Certain Funds may invest in real estate investment trusts ("REITs"). REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax requirements.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, a Fund invests substantially all of its assets to meet its investment objective. Each Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of a Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, a Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, a Fund may not be able to achieve its investment objective. A Fund may adopt a defensive strategy when its portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
Each Fund’s portfolio holdings are available on the Funds' website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Funds' SAI, which is also available on the Funds' website.
Risks of Investing in the Funds
Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
AGRICULTURE COMPANIES RISK. Certain Funds invest significantly in agriculture companies. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact a Fund's investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, companies in the agriculture sector must comply with a broad range of environmental laws and regulations. Additional or more stringent environmental laws and regulations may be enacted in the future and such changes could have a material adverse effect on the business of such companies. In addition, agriculture companies may be significantly affected by adverse weather, pollution and/or disease which could limit or halt production.
ASIA RISK. Certain Funds invest significantly in the securities of Asian issuers. Such investments subject a Fund to certain risks associated specifically with investments in securities of Asian issuers, including distinct legal, regulatory, political and economic risks. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of a Fund’s securities or on economic conditions generally. Issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers. In addition, satisfactory custodial services for investment securities may not be available in some Asia countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. A limited number of institutions act as authorized participants for a Fund. Although participants are not obligated to make a market in a Fund’s shares or submit purchase and redemption orders for correction units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, a Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
AUTOMOTIVE COMPANIES RISK. Certain Funds invest significantly in automotive companies. The automotive industry can be highly cyclical, and companies in the industry may suffer periodic operating losses. Automotive companies can be significantly affected by labor relations and fluctuating component prices. Developments in automotive technologies (e.g., autonomous vehicle technologies) may require significant capital expenditures that may not generate profits for several years, if ever. Automotive companies may be significantly subject to government policies and regulations regarding imports and exports of automotive products. Governmental policies affecting the automotive industry, such as taxes, tariffs, duties, subsidies, and import and export restrictions on automotive products can influence industry profitability. In addition, such companies must comply with environmental laws and regulations, for which there may be severe consequences for non-compliance. While most of the major automotive manufacturers are large companies, certain others may be non-diversified in both product line and customer base and may be more vulnerable to certain events that may negatively impact the automotive industry.
BRAZIL RISK. Certain Funds invest significantly in the securities of Brazilian issuers. The investment in securities of Brazilian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, a high level of price volatility in the Brazilian equity and currency markets, chronic structural public sector deficits, a rising unemployment rate and disparities of wealth. Brazil has historically experienced high rates of inflation and may continue to do so in the future. An increase in prices for commodities, the depreciation of the Brazilian currency (the real) and potential future governmental measures seeking to maintain the value of the real in relation to the U.S. dollar, may trigger increases in inflation in Brazil and may slow the rate of growth of the Brazilian economy. Inflationary pressures also may limit the ability of certain Brazilian issuers to access foreign financial markets and may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect a Fund's investments. The Brazilian government has exercised, and continues to exercise, significant influence over the Brazilian economy, which may have significant effects on Brazilian companies and on market conditions and prices of Brazilian securities. The Brazilian economy has been characterized by frequent, and occasionally drastic, intervention by the Brazilian government. The Brazilian government has often changed monetary, taxation, credit, tariff and other policies to influence the core of Brazil’s economy. The Brazilian government’s actions to control inflation and affect other economic policies have involved, among others, the setting of wage and price controls, blocking access to bank accounts, fluctuation of the base interest rates, imposing exchange controls and limiting imports into Brazil. In the past, the Brazilian government has maintained domestic price controls, and no assurances can be given that price controls will not be re-imposed in the future. Investments in Brazilian securities may also be subject to certain restrictions on foreign investment. Brazilian law provides that whenever a serious imbalance in Brazil’s balance of payments exists or is anticipated, the Brazilian government may impose temporary restrictions on the remittance to foreign investors of the proceeds of their investment in Brazil and on the conversion of Brazilian currency into foreign currency. The likelihood of such restrictions may be affected by the extent of Brazil’s foreign currency reserves, the size of Brazil’s debt service burden relative to the economy as a whole, and political constraints to which Brazil may be subject. There can be no assurance that the Brazilian government will not impose restrictions or restrictive exchange control policies in the future, which could have the effect of preventing or restricting access to foreign currency. The market for Brazilian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries, especially other emerging market countries in Central and South America. Adverse economic conditions or developments in other emerging market countries have at times significantly affected the availability of credit in the Brazilian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Brazil. Crises in neighboring emerging market countries also may increase investors’ risk aversion, which may adversely impact the market value of the securities issued by Brazilian companies, including securities in which a Fund may invest.
CHINA RISK. Certain Funds invest significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.
CLOUD COMPUTING COMPANIES RISK. Certain Funds invest significantly in cloud computing companies. Cloud computing companies include companies that provide remote computation, software, data access and storage services. The risks related to investing in such companies include disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by cloud computing companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of such companies. In addition, the business models employed by the companies in the cloud computing industry may not prove to be successful.
CONSUMER DISCRETIONARY COMPANIES RISK. Certain Funds invest significantly in consumer discretionary companies. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Consumer discretionary companies may also be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Consumer discretionary companies have historically been characterized as relatively cyclical and therefore more volatile in times of change.

CURRENCY RISK. Certain Funds invest in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. A Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of a Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in a Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.
CYBERSECURITY COMPANIES RISK. Certain Funds invest significantly in cybersecurity companies. Cybersecurity companies are companies that provide products and services intended to protect the integrity of data and network operations for private and public networks, computers and mobile devices. Like other technology and industrials companies, cybersecurity companies are generally subject to the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. These companies may also be smaller and less experienced companies, with limited product lines, markets, qualified personnel or financial resources.
CYBER SECURITY RISK. The Funds are susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which a Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with a Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of a Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by a Fund in order to resolve or prevent cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds, issuers in which the Funds invest, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Funds and their shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS RISK. Certain Funds invest in depositary receipts. Depositary receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company. An investment in depositary receipts involves further risks due to certain unique features. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
DIVIDENDS RISK. Certain Funds invest in dividend-paying securities. A Fund’s investment in dividend-paying securities could cause the Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends. Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future especially if the companies are facing an economic downturn.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments.
ENERGY COMPANIES RISK. Certain Funds invest significantly in energy companies. The success of energy companies may be cyclical and highly dependent on energy prices. The market value of securities issued by energy companies may decline for many reasons, including, among other things, changes in the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production of energy sources, exchange rates, interest rates, economic conditions, tax treatment, energy conservation efforts, increased competition and technological advances. Energy companies may be subject to substantial government regulation and contractual fixed pricing, which may increase the cost of doing business and limit the earnings of these companies. A significant portion of the revenues of these companies may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of energy companies. Energy companies may also operate in, or engage in transactions involving, countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of liability from accidents resulting in injury or loss of life or property, pollution or other environmental problems, equipment malfunctions or mishandling of materials and a risk of loss from terrorism, political strife or natural disasters. Energy companies can be significantly affected by the supply of, and demand for, specific products (e.g., oil and natural gas) and services, exploration and production spending, government subsidization, world events and general economic conditions. Energy companies may have relatively high levels of debt and may be more likely than other companies to restructure their businesses if there are downturns in energy markets or in the global economy.
ENGINEERING AND CONSTRUCTION COMPANIES RISK. Certain Funds invest significantly in engineering and construction companies. Engineering and construction companies may be significantly affected by changes in demand for their specific products or services, government spending, zoning laws, general economic conditions, interest rates, commodity prices, consumer confidence and spending, taxation, demographic patterns, real estate values, labor relations and government regulations. Such companies are also at risk from technical obsolescence and delays in modernization. Certain engineering and construction companies may also be significantly affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes, tornadoes and terrorist acts.

EQUITY SECURITIES RISK. The value of a Fund's shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
EUROPE RISK. Certain Funds invest significantly in the securities of European issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, such Funds are subject to certain risks associated specifically with investments in securities of European issuers. Political or economic disruptions in European countries, even in countries in which a Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the EU, and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by WTO rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
FINANCIAL COMPANIES RISK. Certain Funds invest significantly in financial companies. Financial companies are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount and types of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for financial companies, including effects not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries, on any individual financial company or on financial companies as a whole cannot be predicted. Certain risks may impact the value of investments in financial companies more severely than those of investments in other issuers, including the risks associated with companies that operate with substantial financial leverage. Financial companies may also be adversely affected by volatility in interest rates, loan losses and other customer defaults, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies in particular may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Financial companies are also a target for cyber attacks and may experience technology malfunctions and disruptions as a result.
FRANCE RISK. Certain Funds invest significantly in French issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, such Funds are subject to certain risks associated specifically with investments in securities of French issuers. Recently, new concerns emerged with respect to the economic outlook for certain EU countries, including France. External demand for French exports is expected to be negatively impacted by the United Kingdom’s resolution to leave the EU. As a result, the French economy may experience adverse trends due to concerns about a prolonged economic downturn, potential weakness in exports, high rates of unemployment and rising government debt levels. Interest rates on France’s debt may rise to levels that make it difficult for it to service high debt levels without significant financial help from, among others, the European Central Bank and could potentially result in default. Secessionist movements, such as the Catalan movement in Spain and the independence movement in Scotland, may have an adverse effect on the French economy. The French economy is dependent on agricultural exports, and as a result, is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks over the past several years, creating a climate of insecurity that has been detrimental to tourism.

GERMANY RISK. Certain Funds invest significantly in the securities of German issuers. The German economy is dependent to a significant extent on the economies of certain key trading partners, including the United States, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor and product markets in Germany may have an adverse effect on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession. Concerns regarding the economic health of the EU have led to tremendous downward pressure on certain financial institutions, including German financial services companies. Secessionist movements, such as the Catalan movement in Spain, may have an adverse effect on the German economy. Recent developments in relations between the United States and its trading partners have heightened concerns of increased tariffs and restrictions on trade between the countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on Germany's export industry and a commensurately negative impact on the Fund.
GLOBAL NATURAL RESOURCES COMPANIES RISK. Certain Funds invest significantly in global natural resources companies. Investments in global natural resources companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-U.S. securities are subject may also affect the U.S. companies in which a Fund invests such companies have significant operations or investments outside of the United States. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both U.S. and non-U.S.) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by global natural resources companies.
INDEX CONSTITUENT RISK. Each Fund may be a constituent of one or more indices or ETF models. As a result, a Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for a Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, a Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile an Index accurately, or that an Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in an Index, and do not guarantee that an Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage each Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate an Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by a Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of an Index or other modification of Index constituents or weightings. When a Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by a Fund and its shareholders. Unscheduled rebalances also expose a Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile an Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where an Index is less commonly used as a benchmark by funds or advisors. For example, during a period where an Index contains incorrect constituents, a Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact a Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in an Index, including information that may be based on assumptions and estimates. Neither a Fund nor the Advisor can offer assurances that an Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INDIA RISK. Certain Funds invest significantly in the securities of Indian issuers. Investment in Indian securities involves risks in addition to those associated with investments in securities of issuers in more developed countries, which may adversely affect the value of a Fund’s assets. Such heightened risks include, among others, political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets. In addition, religious and border disputes persist in India. Moreover, India has experienced civil unrest and hostilities with neighboring countries, including Pakistan, and the Indian government has confronted separatist movements in several Indian states. In addition, inflation in India remains at very high levels. High inflation may lead to the adoption of corrective measures designed to moderate growth, regulate prices of staples and other commodities and otherwise contain inflation. Such measures could inhibit economic activity in India. The securities market of India is characterized by a small number of listed companies that have significantly smaller market capitalizations, greater price volatility, greater delays and possibility of disruptions in settlement transactions, greater political uncertainties and greater dependence on international trade or development assistance and substantially less liquidity than companies in more developed markets. The securities industry in India is also subject less governmental regulation than in other countries. Indian issuers are subject to less regulation and scrutiny with regard to financial reporting, accounting and auditing than U.S. companies. Therefore, information regarding Indian corporations may be less reliable and all material information may not be available. Certain restrictions on foreign investment may decrease the liquidity of a Fund’s portfolio or subject the Fund to higher transaction costs. Investments in Indian securities may also be limited or prevented, at times, due to the limits on foreign ownership imposed by the RBI. The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect the prices and yields of securities in a Fund’s portfolio. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the U.S. economy, and therefore the Indian economy is more susceptible to adverse changes in weather. Furthermore, monsoons and other natural disasters in India and surrounding regions also can affect the value of a Fund’s investments.
INDUSTRIALS COMPANIES RISK. Certain Funds invest significantly in industrials companies. The value of securities issued by industrials companies may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. World events and changes in government regulations, import controls, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Industrials companies may be adversely affected by liability for environmental damage and product liability claims. Industrials companies may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Industrials companies, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies in this sector tend to rely to a significant extent on government demand for their products and services.
INFLATION RISK. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities held by a Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and a Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.
INFORMATION TECHNOLOGY COMPANIES RISK. Certain Funds invest significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
INTERNET COMPANIES RISK. Certain Funds invest significantly in Internet companies. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Many

Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business.
IPO RISK. Certain Funds invest in shares recently issued by companies undergoing an IPO. Shares issued by such companies are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
JAPAN RISK. Certain Funds invest significantly in the securities of Japanese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, such Funds are subject to certain risks associated specifically with investments in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. Japan’s economy is characterized by government intervention and protectionism, reliance on oil imports, an unstable financial services sector, relatively high unemployment and an aging workforce. Since 2000, Japan has experienced relatively low economic growth, and it may remain low in the future. Its economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, relatively low commodities prices, government support of the financial services sector and other government policies. Any changes or trends in these economic factors could have a significant impact on Japan’s markets overall and may negatively affect a Fund’s investments. Japan’s economy and equity market also share a strong correlation with U.S. markets and the Japanese economy may be affected by economic problems in the United States. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Additionally, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Japan’s economy. Japan’s geography also subjects it to an increased risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, all of which could negatively impact a Fund’s investments.
MARKET MAKER RISK. The Funds face numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of a Fund’s portfolio securities and the Fund’s market price. A Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between a Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of a Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
MATERIALS COMPANIES RISK. Certain Funds invest significantly in materials and processing companies. Materials and processing companies are involved in the extraction or processing of raw materials such as metals, ore and forestry products. Changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in currency exchange rates, imposition of import controls, increased competition, depletion of resources, technical progress and labor relations, among other factors, may adversely affect materials and processing companies. These companies are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
NON-CORRELATION RISK. A Fund’s return may not match the return of its Index for a number of reasons. A Fund incurs operating expenses not applicable to its Index and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, a Fund’s portfolio holdings may not exactly replicate the securities included in its Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. Certain Funds may be operated in a non-diversified manner. As a “non-diversified” fund, a Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent a Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of a Fund’s shares may be more volatile than the values of shares of more diversified funds.
NON-U.S. SECURITIES RISK. Certain Funds invest in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
PASSIVE INVESTMENT RISK. The Funds are not actively managed. Each Fund invests in securities included in or representative of its Index regardless of investment merit. The Funds generally will not attempt to take defensive positions in declining markets. In the event that an Index is no longer calculated, the corresponding Index license is terminated or the identity or character of an Index is materially changed, the applicable Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. Certain Funds have an investment strategy that may frequently involve buying and selling portfolio securities. High portfolio turnover may result in a Fund paying higher levels of transaction costs, including brokerage commissions, dealer mark-ups and other costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of a Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of a Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants.
REAL ESTATE COMPANIES RISK. Certain Funds invest significantly in real estate companies. Real estate companies include REITs and other companies involved in the operation and development of commercial, residential and industrial real estate. An investment in a real estate company may be subject to risks similar to those associated with direct ownership of real estate, including the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. The performance of real estate companies has historically been cyclical and particularly sensitive to the overall economy and market changes, including declines in the value of real estate or, conversely, saturation of the real estate market, economic downturns and defaults by borrowers or tenants during such periods, increases in competition, possible lack of mortgage funds or other limits to accessing the credit or capital markets, and changes in interest rates.
REIT RISK. Certain Funds invest in REITs. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act, failure to satisfy the requirements of the Internal Revenue Code of 1986 for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility for a REIT’s shares. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
SIGNIFICANT EXPOSURE RISK. To the extent that a Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes a Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Certain Funds invest in the securities of small and/or mid capitalization companies. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore a Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for a Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
SMART GRID COMPANIES RISK. Certain Funds invest significantly in smart grid companies. Smart grid companies are affected by general business conditions as well as conditions within the communication services, industrial, information technology and utilities sectors. Smart grid companies can also be negatively affected by high costs of research and development, high capital requirements for implementation, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown including surplus capacity, government budgetary constraints and other factors. Additionally, smart grid companies may be subject to regulation by various governmental authorities and also may be affected by governmental regulation of rates charged to customers, service interruption and/or legal challenges due to environmental, operational or other issues and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Smart grid companies are often reliant upon contracts with government and commercial customers which may expire from time to time. Other risks include environmental damage due to a company’s operations or an accident, changes in market sentiment towards infrastructure and terrorist acts. In general, smart grid companies may have a limited ability to quickly transform their businesses in order to implement new technologies.
SOUTH KOREA RISK. Certain Funds invest significantly in the securities of South Korean issuers. The Fund is subject to certain risks specifically associated with investments in the securities of South Korean issuers. Substantial political tensions exist between North Korea and South Korea. Escalated tensions involving the two nations and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline because of a rapidly aging population and structural problems, among other factors. The South Korean economy is heavily reliant on trading exports, especially to other Asian countries and the U.S., and disruptions or decreases in trade activity could lead to further declines. The South Korean economy’s dependence on the economies of Asia and the U.S. mean that a reduction in spending by these economies on South Korean products and services or negative changes in any of these economies may cause an adverse impact on the South Korean economy and therefore, on a Fund’s investments. In addition, South Korea is located in a part of the world that has historically been prone to natural disasters such as earthquakes, hurricanes or tsunamis, and is economically sensitive to environmental events. Any such event may adversely impact South Korea’s economy or business operations of companies in South Korea. South Korea has privatized, or has begun the process of privatizing, certain entities and industries. Newly privatized companies may face strong competition from government-sponsored competitors that have not been privatized. In some instances, investors in newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or changing regulatory and legal standards or, in some cases, due to re-nationalization of such privatized entities. There is no assurance that similar losses will not recur.
TIMBER COMPANIES RISK. Certain Funds invest significantly in timber companies. Timber companies may be affected by numerous factors, including events occurring in nature and international politics. For example, the volume and value of timber that can be harvested from timberlands may be limited by natural disasters and other events such as fire, volcanic eruptions, insect infestation, disease, ice storms, wind storms, flooding, other weather conditions and other causes. In periods of poor logging conditions, timber companies may harvest less timber than expected. Timber companies are subject to many federal, state and local environmental and health and safety laws and regulations. In addition, rising interest rates and general economic conditions may affect the demand for timber products.
TRADING ISSUES RISK. Although the shares of the Funds are listed for trading on an Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on an Exchange may be halted due to market conditions or for reasons that, in the view of an Exchange, make trading in shares inadvisable. In addition, trading in shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to an Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in a Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in a Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. A Fund may have difficulty maintaining its listing on an Exchange in the event a Fund’s assets are small or the Fund does not have enough shareholders.
UNITED KINGDOM RISK. Certain Funds invest significantly in the securities of U.K. issuers. The United Kingdom’s economy relies heavily on the export of both goods and services to EU member countries, and to a lesser extent the United States and China. The United Kingdom has one of the largest economies in Europe and is heavily dependent on trade with EU member countries. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. As a result, the economy of the United Kingdom may be impacted by changes to the economic health of EU member counties, the United States and China. In 2016, the United Kingdom voted via referendum to leave the EU. After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by WTO rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. The precise impact on the United Kingdom’s economy as a result of its departure from the EU depends to a large degree on its ability to conclude favorable trade deals with the EU and other countries, including the United States, China, India and Japan. While new trade deals may boost economic growth, such growth may not be able to offset the increased costs of trade with the EU resulting from the United Kingdom’s loss of its membership in the EU single market. Certain sectors within the United Kingdom’s economy may be particularly affected by Brexit, including the automotive, chemicals, financial services and professional services. A particularly contentious element of the United Kingdom’s negotiated withdrawal from the EU was the treatment of Northern Ireland (which is part of the United Kingdom) following the United Kingdom’s departure. Under the terms of the withdrawal agreement, Northern Ireland would maintain regulatory alignment with the EU (essentially creating a customs border in the Irish Sea) to maintain an open border with the Republic of Ireland (an EU member state) while safeguarding the rules of the EU single market. At the end of a transition period, the United Kingdom, including Northern Ireland, would leave the EU customs union and pursue an independent national trade policy. The ultimate effects of this arrangement on Northern Ireland’s economy remain to be seen.
UTILITY COMPANIES RISK. Certain Funds invest significantly in utility companies. Utility companies include companies producing or providing gas, electricity or water. The risks inherent in the utilities sector include a variety of factors that may adversely affect the business or operations of utility companies, including: high interest costs associated with capital construction and improvement programs; difficulty in raising adequate capital on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates that the issuer can charge to customers; costs associated with compliance with, and adjusting to changes to, environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utilities services; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies. Some utility companies also face risks associated with the effects of a national energy policy and lengthy delays, and greatly increased costs and other problems, associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations: the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; potential impacts of terrorist activities on the utilities industry and its customers; and the impact of natural or man-made disasters. Utility companies may also be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utility companies may engage in riskier ventures. There is no assurance that regulatory authorities will, in the future, grant rate increases, or that such increases will be adequate to permit the payment of dividends on stocks issued by a utility company.
WATER COMPANIES RISK. Certain Funds invest significantly in water companies. Water companies can be significantly affected by the availability of water, the level of rainfall and the occurrence of other climatic and environmental events, changes in water consumption and water conservation. Water companies may also be negatively affected by changes in governmental regulation and spending, technological advances and increases in inflation, interest rates or the cost of raw materials. Water companies may be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.
WIND ENERGY COMPANIES RISK. Certain Funds invest significantly in wind energy companies. Wind energy companies can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Such companies may also be highly dependent on government subsidies and contracts with government entities and may be negatively affected if such subsidies and contracts become unavailable. They are also susceptible to fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation efforts, the success of exploration projects and tax and other government regulations. Wind energy companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If a Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CASH TRANSACTIONS RISK. The Funds may, under certain circumstances, effect a portion of their creations and redemptions for cash rather than in-kind. As a result, an investment in such a Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by a Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Funds intend to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of a Fund’s shares than for ETFs that distribute portfolio securities in-kind.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, a Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If a Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. For additional information, please see the section entitled “Federal Tax Matters.”
INTELLECTUAL PROPERTY RISK. Each Fund relies on a license and related sublicense that permits a Fund to use its Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the Fund’s name and investment strategies. Such license and related sublicense may be terminated by the Index Provider, and, as a result, a Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by a Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of a Fund.
INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by a Fund trade on non-U.S. exchanges that are closed when a Fund’s primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market), resulting in premiums or discounts to a Fund’s net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at a Fund’s net asset value, it is not expected that large discounts or premiums to the net asset value of a Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value).
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which a Fund invests. In addition, litigation regarding any of the issuers of the securities owned by a Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
OPERATIONAL RISK. Each Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of a Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Funds and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Fund Organization
Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.
Management of the Funds
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for six mutual fund portfolios, 10 exchange-traded funds consisting of 148 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of each Fund.
There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.
•	Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of each Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP. Mr. Lindquist is a recipient of the Chartered Financial Analyst designation.
•	Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. Erickson is a recipient of the Chartered Financial Analyst designation.
•	Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012. Mr. McGarel is a recipient of the Chartered Financial Analyst designation.
•	Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust’s Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003. Mr. Testin is a recipient of the Chartered Financial Analyst designation.
•	Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.
•	Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.
For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Funds is provided in the SAI.
Management Fee
Pursuant to an investment management agreement (the “Unitary Fee Investment Management Agreement”) between First Trust and the Trust, on behalf of First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust International Equity Opportunities ETF, First Trust Nasdaq Cybersecurity ETF and First Trust NASDAQ Global Auto Index Fund (the “Unitary Fee Funds”), First Trust manages each Unitary Fee Fund's assets. First Trust is paid an annual unitary management fee of each Fund’s average daily net assets at the rate set forth in the table below and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding fee payments under the Unitary Fee Investment Management Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

Fund	% of Daily Net Assets
First Trust BICK Index Fund	0.64%
First Trust Cloud Computing ETF	0.60%
First Trust Indxx Global Agriculture ETF	0.70%
First Trust Indxx Global Natural Resources Income ETF	0.70%
First Trust International Equity Opportunities ETF	0.70%
First Trust Nasdaq Cybersecurity ETF	0.60%
First Trust NASDAQ Global Auto Index Fund	0.70%
Pursuant to a separate investment management agreement (the “Expense Cap Investment Management Agreement”) between First Trust and the Trust, on behalf of First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund and First Trust STOXX® European Select Dividend Index Fund (the “Expense Cap Funds”), First Trust manages each Expense Cap Fund's assets. First Trust is paid an annual management fee of 0.40% of each Fund’s average daily net assets. Additionally, First Trust and the Trust, on behalf of the Expense Cap Funds, have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement (the “Recovery Agreement”) pursuant to which First Trust has agreed to waive fees and/or pay fund expenses to the extent necessary to prevent the annual operating expenses of each such Expense Cap Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding the percentage of average daily net assets per year set forth below (the “Expense Cap”) at least through January 31, 2021 (the “Expense Cap Termination Date”).
Fund	Expense Cap
First Trust Dow Jones Global Select Dividend Index Fund	0.60%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	0.60%
First Trust Global Engineering and Construction ETF	0.70%
First Trust Global Wind Energy ETF	0.60%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	0.70%
First Trust STOXX® European Select Dividend Index Fund	0.60%
Each Expense Cap Fund is responsible for all of its expenses, including management fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses related to the execution of portfolio transactions, paying for its sublicensing fees related to the Fund’s Index, any distribution fees or expenses, and extraordinary expenses. Pursuant to the Recovery Agreement, expenses borne and fees waived by First Trust are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. The Unitary Fee Funds are not a party to the Recovery Agreement and are therefore not subject to an Expense Cap.
The table below sets forth the annual management fee that First Trust may receive from each Fund. The table also sets forth the amounts paid by the Funds to First Trust for the fiscal year ended September 30, 2019 (net of fee waivers and/or expense reimbursements, as applicable) as a percentage of average daily net assets.
Fund	Annual Management Fee (% of average daily net assets)	Annual Expense Cap (% of average daily net assets)	Expense Cap Termination Date	Management Fee Paid for the Year Ended 9/30/2019 (% of average daily net assets)
First Trust BICK Index Fund	0.64%	N/A	N/A	0.64%
First Trust Cloud Computing ETF	0.60%	N/A	N/A	0.60%
First Trust Dow Jones Global Select Dividend Index Fund	0.40%	0.60%	January 31, 2021	0.40%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	0.40%	0.60%	January 31, 2021	0.11%

Fund	Annual Management Fee (% of average daily net assets)	Annual Expense Cap (% of average daily net assets)	Expense Cap Termination Date	Management Fee Paid for the Year Ended 9/30/2019 (% of average daily net assets)
First Trust Global Engineering and Construction ETF	0.40%	0.70%	January 31, 2021	0.00%
First Trust Global Wind Energy ETF	0.40%	0.60%	January 31, 2021	0.29%
First Trust Indxx Global Agriculture ETF	0.70%	N/A	N/A	0.70%
First Trust Indxx Global Natural Resources Income ETF	0.70%	N/A	N/A	0.70%
First Trust International Equity Opportunities ETF	0.70%	N/A	N/A	0.70%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	0.40%	0.70%	January 31, 2021	0.28%
First Trust Nasdaq Cybersecurity ETF	0.60%	N/A	N/A	0.60%
First Trust NASDAQ Global Auto Index Fund	0.70%	N/A	N/A	0.70%
First Trust STOXX® European Select Dividend Index Fund	0.40%	0.60%	January 31, 2021	0.40%
A discussion regarding the Board’s approval of the continuation of Investment Management Agreements is available in the Funds’ Annual Report to Shareholders for the year ended September 30, 2019.
How to Buy and Sell Shares
Most investors buy and sell shares of a Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, each Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) and 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of a Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of a Fund on the applicable Exchange is based on market price and may differ from such Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.

Information regarding the intra-day value of the shares of a Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout such Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit and includes any expenses of a Fund. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the net asset value per share of a Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. In addition, the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The IOPV is generally determined by using current market quotations. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange will be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of a Fund’s shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of such Fund and consequently may result in differences between the net asset value and the IOPV. A Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of such Fund and such Fund does not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of the Funds' Shares
The Funds impose no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that the Funds' shares can only be purchased and redeemed directly from the Funds in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Funds' shares occurs on the secondary market. Because the secondary market trades do not involve the Funds directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Funds may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Funds' ability to achieve their investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Funds impose fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Funds, or otherwise not in the Funds' best interests.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid quarterly by each respective Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
Each Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Funds’ distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from a Fund may be taxed at the capital gains tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by a Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain corporations may be reported by the Funds as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. Dividends from REITs and foreign corporations are qualifying dividends only in limited circumstances. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you.
Non-U.S. Tax Credit
Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor, distributions from the Funds treated as dividends will generally be subject to a U.S. withholding tax of 30% of the distribution. Certain dividends, such as capital gains dividends, short-term capital gains dividends, and distributions that are attributable to certain interest income may not be subject to U.S. withholding taxes. In addition, some non-U.S. investors may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty. However, the qualification for those exclusions may not be known at the time of the distribution.
Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax (the "FATCA Tax") on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements. The FATCA Tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.
Investments in Certain Non-U.S. Corporations
If a Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, a Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution Plan
FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Funds do not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before January 31, 2021. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
Each Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading. If the NYSE closes early on a valuation day, each Fund’s net asset value will be determined as of that time. Net asset value is calculated for a Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities (including accrued expenses and dividends declared but unpaid), and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of their most recent bid and ask price on such day.
Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Funds' SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of a Fund, the value of such Fund's securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by a Fund’s Index may adversely affect such Fund’s ability to track its Index.
Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds. First Trust serves as the fund reporting agent for the Funds.
Index Providers
The Indices are compiled by the Index Providers. The Index Providers are not affiliated with the Funds, FTP or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement by and among the Fund, Index Provider, First Trust and FTP, which in turn has a license agreement with the Index Provider. Each Index Provider, or its agent, also serves as the index calculation agent for each Index. The index calculation agent intends to calculate and disseminate the values of the Indices at least once every 15 seconds.
Disclaimers
First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.
First Trust BICK Index Fund
First Trust Cloud Computing ETF
First Trust Global Engineering and Construction ETF
First Trust Nasdaq Cybersecurity ETF
First Trust NASDAQ Global Auto Index Fund
The ISE BICKTM Index, ISE CTA Cloud ComputingTM Index, ISE Global Engineering and Construction Index, Nasdaq CTA Cybersecurity IndexSM and NASDAQ Global Auto Index are determined, composed and calculated by Nasdaq, Inc. (the “Nasdaq Indices,” and the Funds that seek to track the Nasdaq Indices, the “Nasdaq Funds”) The Nasdaq Funds are not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq Funds. The Corporations make no representation or warranty, express or implied to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in the Nasdaq Funds particularly, or the ability of the Nasdaq Indices to track general stock market performance. The Corporations' only relationship to First Trust is in the licensing of Nasdaq, Inc. and certain trade names of the Corporations and the use of the Nasdaq Indices which are determined, composed and calculated by Nasdaq, Inc. without regard to First Trust or the Funds. Nasdaq, Inc. has no obligation to take the needs of First Trust or the owners of the Nasdaq Funds into consideration in determining, composing or calculating the Nasdaq Indices. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Nasdaq Funds to be issued or in the determination or calculation of the equation by which the Nasdaq Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq Funds.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ INDICES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE NASDAQ FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ INDICES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust Dow Jones Global Select Dividend Index Fund
“Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC and is licensed for use by S&P Dow Jones Indices LLC and sublicensed for use by First Trust. The First Trust Dow Jones Global Select Dividend Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC or their affiliates or licensors (collectively, “S&P Dow Jones”). S&P Dow Jones makes no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Global Select Dividend Index Fund or any member of the public regarding the advisability of trading in the First Trust Dow Jones Global Select Dividend Index Fund. S&P Dow Jones’ only relationship to First Trust with respect to the First Trust Dow Jones Global Select Dividend Index Fund is the licensing of the Index and certain related trademarks. The Dow Jones Global Select Dividend IndexSM is determined, composed and calculated by S&P Dow Jones without regard to First Trust or the First Trust Dow Jones Global Select Dividend Index Fund. S&P Dow Jones has no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Global Select Dividend Index Fund into consideration in determining, composing or calculating the Dow Jones Global Select Dividend IndexSM. S&P Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Global Select Dividend Index Fund to be listed or in the determination or calculation of the equation by which the First Trust Dow Jones Global Select Dividend Index Fund is to be converted into cash. S&P Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Global Select Dividend Index Fund.
S&P DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA INCLUDED THEREIN AND S&P DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA INCLUDED THEREIN. S&P DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES AND FIRST TRUST.
The Dow Jones Global Select Dividend IndexSM was launched on October 17, 2007. Estimated daily historical closing prices based on back-testing (i.e., calculations of how the Index might have performed in the past if it had existed) are available back to December 31, 1998, the date at which the base value of the Index was set. Backtested performance information is purely hypothetical and is solely for informational purposes. Backtested performance does not represent actual performance, and should not be interpreted as an indication of actual performance. Past performance is not indicative of future results.
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
The shares of the First Trust FTSE EPRA/NAREIT Developed Market Real Estate Index Fund are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited or by the London Stock Exchange Plc (the “London Exchange”), The Financial Times Limited (“FT”), Euronext N.V. (“Euronext”), European Public Real Estate Association (“EPRA”) and National Association of Real Estate Investment Trusts (“NAREIT”) and neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the FTSE EPRA/NAREIT Developed Index and/or the figure at which the FTSE EPRA/NAREIT Developed Index stands at any particular time on any particular day or otherwise. The FTSE EPRA/NAREIT Developed Index is compiled and calculated by FTSE. However, neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE, Euronext, London Exchange, FT, EPRA or NAREIT shall be under any obligation to advise any person of any error therein.
“FTSE®” is a trade mark of the London Stock Exchange Group companies and is used by FTSE under license. “NAREIT®” is a trade mark of the National Association of Real Estate Investment Trusts. “EPRA®” is a trade mark of EPRA. All are used by FTSE under license. All intellectual property rights within the index values and constituent list vest in FTSE, Euronext, NAREIT and EPRA. First Trust has obtained full license from FTSE to use such intellectual property rights in the creation of this product.
First Trust Indxx Global Agriculture ETF
First Trust Indxx Global Natural Resources Income ETF
The First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF are not sponsored, endorsed, sold or promoted by Indxx, LLC. Indxx, LLC makes no representation or warranty, express or implied, to the owners of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF or any member of the public regarding the advisability of trading in the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF. Indxx, LLC’s only relationship to First Trust is the licensing of certain trademarks and trade names of Indxx, LLC and of the Indxx Global Natural Resources Income Index and Indxx Global Agriculture Index which are determined, composed and calculated by Indxx, LLC without regard to First Trust or the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF, Indxx, LLC has no obligation to take the needs of First Trust or the owners of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF into consideration in determining, composing or calculating the Indxx Global Natural Resources Income Index and Indxx Global Agriculture Index. Indxx, LLC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF to be listed or in the determination or calculation of the equation by which the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF are to be converted into cash. Indxx, LLC has no obligation or liability in connection with the administration, marketing or trading of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources ETF.
INDXX, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDXX GLOBAL NATURAL RESOURCES INCOME INDEX AND INDXX GLOBAL AGRICULTURE INDEX OR ANY DATA INCLUDED THEREIN AND INDXX, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDXX, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST INDXX GLOBAL AGRICULTURE ETF AND FIRST TRUST INDXX GLOBAL NATURAL RESOURCES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDXX GLOBAL NATURAL RESOURCES INCOME INDEX AND INDXX GLOBAL AGRICULTURE INDEX OR ANY DATA INCLUDED THEREIN. INDXX, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDXX GLOBAL NATURAL RESOURCES INCOME INDEX AND INDXX GLOBAL AGRICULTURE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX, LLC HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDXX, LLC AND FIRST TRUST.
First Trust International Equity Opportunities ETF
First Trust International Equity Opportunities ETF is not sponsored, endorsed, sold or promoted by IPOX® Schuster, LLC. IPOX® Schuster LLC makes no representation or warranty, express or implied, to the owners of the First Trust International Equity Opportunities ETF or any member of the public regarding the advisability of trading in the First Trust International Equity Opportunities ETF. IPOX® Schuster LLC’s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX® Schuster LLC and of the IPOX® International Index, which is determined, composed and calculated by IPOX® Schuster LLC without regard to First Trust or the First Trust International Equity Opportunities ETF. IPOX® Schuster LLC has no obligation to take the needs of First Trust or the owners of the First Trust International Equity Opportunities ETF into consideration in determining, composing or calculating the IPOX® International Index. IPOX® Schuster LLC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the First Trust International Equity Opportunities ETF to be listed or in the determination or calculation of the equation by which the First Trust International

Equity Opportunities ETF is to be converted into cash. IPOX® Schuster LLC has no obligation or liability in connection with the administration, marketing or trading of the First Trust International Equity Opportunities ETF.
IPOX® SCHUSTER LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE IPOX® INTERNATIONAL INDEX OR ANY DATA INCLUDED THEREIN AND INDXX, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. IPOX® SCHUSTER LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IPOX® INTERNATIONAL INDEX OR ANY DATA INCLUDED THEREIN. IPOX® SCHUSTER LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IPOX® INTERNATIONAL INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IPOX® SCHUSTER LLC HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN IPOX® SCHUSTER LLC AND FIRST TRUST.
IPOX® IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX® SCHUSTER LLC AND IPOX® SCHUSTER, IPOX®-100 AND IPOX®-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX® SCHUSTER LLC (WWW.IPOXSCHUSTER.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX® SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT. A patent with respect to the IPOX® index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX® is a registered international trademark of IPOX® Schuster LLC (www.ipoxschuster.com).
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
First Trust Global Wind Energy ETF
The First Trust Global Wind Energy ETF and the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund are not sponsored, endorsed, sold or promoted by Nasdaq, Inc., Clean Edge, Inc. (“Clean Edge”) or their affiliates (Nasdaq, Inc. and Clean Edge, collectively with their affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the First Trust Global Wind Energy ETF and the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (the “Nasdaq Funds”). The Corporations make no representation or warranty, express or implied to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly, or the ability of the ISE Clean Edge Global Wind EnergyTM Index or the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM to track general stock market or sector performance. The Corporations’ only relationship to First Trust Advisors is in the licensing of: (a) certain intellectual property, including the ISE Clean Edge Global Wind EnergyTM Index and the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM and certain trade names, trademarks or service marks of the Corporations; and (b) the use of the ISE Clean Edge Global Wind EnergyTM Index, and the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM each of which is determined and composed by the Corporations without regard to First Trust or the Nasdaq Funds, as a benchmark or a component of a pricing or settlement mechanism for each Fund. The Corporations neither recommend nor endorse any investment in the Indices or any Nasdaq Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Nasdaq Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq Funds. Neither the Indices nor the Nasdaq Funds should be construed as investment advice by the Corporations.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, THE NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE OR THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, the NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALLWARRANTIES OFMERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT,ORCONSEQUENTIALDAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

First Trust STOXX® European Select Dividend Index Fund
“STOXX” is a trademark of STOXX Limited and has been licensed for use for certain purposes by First Trust and the First Trust STOXX European Select Dividend Index Fund. STOXX Limited and its licensors (the “STOXX Licensors”) have no relationship to First Trust, other than the licensing of the STOXX Europe Select Dividend 30 Index (the “STOXX Index”) and the related trademarks for use in connection with the Fund.
The STOXX Licensors do not:
•	sponsor, endorse, sell or promote the Fund.
•	recommend that any person invest in the Fund or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of Fund.
•	have any responsibility or liability for the administration, management or marketing of the Fund.
•	consider the needs of the Fund or the owners of the Fund in determining, composing or calculating the STOXX Index or have any obligation to do so.
The STOXX Licensors give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the Fund or their performance.
STOXX does not assume any contractual relationship with the purchasers of the Fund or any other third parties.
Specifically,
•	STOXX Licensors do not give any warranty, express or implied, and exclude any liability about:
○	the results to be obtained by the Fund, the owners of the Fund or any other person in connection with the use of the STOXX Index and the data included in the STOXX Index;
○	the accuracy, timeliness, and completeness of the STOXX Index and its data;
○	the merchantability and the fitness for a particular purpose or use of the STOXX Index and its data;
○	the performance of the Fund generally.
•	STOXX Licensors give no warranty and exclude any liability, for any errors, omissions or interruptions in the STOXX Index or its data;
•	Under no circumstances will STOXX Licensors be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the STOXX Index or its data or generally in relation to the Fund, even in circumstances where STOXX Licensors are aware that such loss or damage may occur.
The licensing agreement between First Trust and STOXX Limited is solely for their benefit and not for the benefit of the owners of the Fund or any other third parties.
Premium/Discount Information
The tables that follow present information about the differences between each Fund’s daily market price on the applicable Exchange and its net asset value. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund’s net asset value is calculated. A Fund’s Market Price may be at, above, or below its net asset value. The net asset value of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.
Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of a Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that a Fund is trading above the reported net asset value. A discount is the amount that a Fund is trading below the reported net asset value.
The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against its net asset value. The information shown for each Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' shares have traded is available on the Funds' website at www.ftportfolios.com.

First Trust BICK Index Fund (BICK)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	57	17	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	136	40	1	0
First Trust Cloud Computing ETF (SKYY)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	174	0	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	78	0	0	0
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	214	1	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	35	1	0	0
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	114	2	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	136	0	0	0

First Trust Global Engineering and Construction ETF (FLM)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	96	4	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	138	13	1	0
First Trust Global Wind Energy ETF (FAN)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	121	8	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	118	5	0	0
First Trust Indxx Global Agriculture ETF (FTAG)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	5	0	1	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	237	9	0	0
First Trust Indxx Global Natural Resources Income ETF (FTRI)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	93	14	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	68	75	2	0

First Trust International Equity Opportunities ETF (FPXI)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	101	50	15	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	70	13	3	0
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	81	0	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	170	1	0	0
First Trust Nasdaq Cybersecurity ETF (CIBR)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	237	0	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	15	0	0	0
First Trust NASDAQ Global Auto Index Fund (CARZ)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	116	4	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	127	4	1	0

First Trust STOXX® European Select Dividend Index Fund (FDD)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	103	2	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	146	0	1	0
Total Return Information
The tables below compare the total return of each Fund to the total return of the Index on which it is based and each Fund’s benchmark indices. The information presented for each Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. “Cumulative total returns” represent the total change in value of an investment over the period indicated. The return information shown under “Annual Total Return” in a Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The net asset value per share of a Fund is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of a Fund and the market return is based on the market price per share of a Fund. The price used to calculate market return (“Market Price”) generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of a Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of a Fund, the net asset value of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that all distributions have been reinvested in a Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the Indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of a Fund. The investment return and principal value of shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.

First Trust BICK Index Fund (BICK)
Total Returns as of September 30, 2019
		Average Annual		Cumulative
	1 Year	5 Years	Inception (4/12/2010)	5 Years	Inception (4/12/2010)
Fund Performance
Net Asset Value	-1.76%	1.83%	-0.10%	9.47%	-0.94%
Market Price	-2.59%	1.78%	-0.17%	9.24%	-1.63%
Index Performance
ISE BICKTM Index	-0.97%	2.67%	0.77%	14.06%	7.58%
MSCI All Country World Index	1.38%	6.65%	7.68%	37.99%	101.52%
MSCI Emerging Markets Index	-2.02%	2.33%	2.08%	12.19%	21.50%

First Trust Cloud Computing ETF (SKYY)
Total Returns as of September 30, 2019
		Average Annual		Cumulative
	1 Year	5 Years	Inception (7/5/2011)	5 Years	Inception (7/5/2011)
Fund Performance
Net Asset Value	0.57%	16.18%	13.68%	111.69%	187.52%
Market Price	0.51%	16.16%	13.68%	111.53%	187.52%
Index Performance
ISE CTA Cloud ComputingTM Index(1)	1.38%	16.77%	14.30%	117.08%	200.72%
S&P 500® Index	4.25%	10.84%	12.53%	67.27%	164.55%
S&P Composite 1500® Information Technology Index	8.39%	18.00%	17.19%	128.76%	269.49%
(1)	On June 24, 2019, the Fund’s underlying index changed its methodology and changed its name from "ISE Cloud ComputingTM Index" to "ISE CTA Cloud ComputingTM Index."
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
Total Returns as of September 30, 2019
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (11/21/2007)	5 Years	10 Years	Inception (11/21/2007)
Fund Performance
Net Asset Value	-3.21%	1.89%	5.70%	2.68%	9.79%	74.08%	36.78%
Market Price	-2.90%	1.97%	5.69%	2.67%	10.23%	73.91%	36.73%
Index Performance
Dow Jones Global Select Dividend Index	-3.23%	1.98%	5.80%	2.81%	10.30%	75.78%	38.91%
Dow Jones World Developed Markets IndexSM	1.19%	7.34%	9.31%	5.52%	42.51%	143.62%	89.21%
MSCI World Index	1.83%	7.18%	9.01%	5.13%	41.46%	136.91%	80.90%

First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
Total Returns as of September 30, 2019
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (8/27/2007)	5 Years	10 Years	Inception (8/27/2007)
Fund Performance
Net Asset Value	13.19%	7.00%	8.66%	3.36%	40.26%	129.49%	49.17%
Market Price	13.79%	7.02%	8.59%	3.38%	40.39%	128.06%	49.54%
Index Performance
FTSE EPRA/NAREIT Developed Index	14.11%	7.78%	9.50%	4.21%	45.42%	147.92%	64.73%
S&P Global REIT Index	15.08%	7.36%	9.71%	4.01%	42.60%	152.54%	60.81%
MSCI World REIT Index	20.36%	8.86%	10.29%	4.08%	52.86%	166.38%	62.11%

First Trust Global Engineering and Construction ETF (FLM)
Total Returns as of September 30, 2019
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (10/13/2008)	5 Years	10 Years	Inception (10/13/2008)
Fund Performance
Net Asset Value	-15.64%	1.16%	3.40%	5.87%	5.93%	39.64%	86.89%
Market Price	-15.46%	1.20%	3.37%	5.86%	6.12%	39.36%	86.70%
Index Performance
ISE Global Engineering and ConstructionTM Index	-14.92%	2.23%	4.46%	7.37%	11.68%	54.70%	118.17%
Russell 3000® Index	2.92%	10.44%	13.08%	12.78%	64.33%	241.83%	273.80%
MSCI World Industrials Index	-0.38%	7.38%	9.75%	10.26%	42.75%	153.51%	191.89%

First Trust Global Wind Energy ETF (FAN)
Total Returns as of September 30, 2019
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (6/16/2008)	5 Years	10 Years	Inception (6/16/2008)
Fund Performance
Net Asset Value	7.58%	6.03%	0.19%	-5.06%	34.01%	1.91%	-44.34%
Market Price	8.43%	6.21%	0.26%	-5.03%	35.15%	2.59%	-44.15%
Index Performance
ISE Clean Edge Global Wind EnergyTM Index	8.45%	6.88%	1.01%	-4.29%	39.48%	10.57%	-39.05%
Russell 3000® Index	2.92%	10.44%	13.08%	9.36%	64.33%	241.83%	174.56%
MSCI World Index	1.83%	7.18%	9.01%	5.73%	41.46%	136.91%	87.52%

First Trust Indxx Global Agriculture ETF (FTAG)
Total Returns as of September 30, 2019
		Average Annual		Cumulative
	1 Year	5 Years	Inception (3/11/2010)	5 Years	Inception (3/11/2010)
Fund Performance
Net Asset Value	-10.16%	-14.94%	-16.69%	-55.48%	-82.53%
Market Price	-10.07%	-14.99%	-16.70%	-55.59%	-82.56%
Index Performance
Indxx Global Agriculture Index(1)	-9.56%	N/A	N/A	N/A	N/A
MSCI All Country World Index	1.38%	6.65%	8.08%	37.99%	110.17%
MSCI All Country World Materials Index	-4.82%	3.16%	1.97%	16.86%	20.46%
(1)	On December 18, 2015, the Fund's underlying index changed from the ISE Global PlatinumTM Index to the Indxx Global Agriculture Index. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all the periods disclosed.
First Trust Indxx Global Natural Resources Income ETF (FTRI)
Total Returns as of September 30, 2019
		Average Annual		Cumulative
	1 Year	5 Years	Inception (3/11/2010)	5 Years	Inception (3/11/2010)
Fund Performance
Net Asset Value	-4.42%	-8.39%	-6.82%	-35.49%	-49.07%
Market Price	-4.69%	-8.42%	-6.86%	-35.58%	-49.27%
Index Performance
Indxx Global Natural Resources Income Index(1)	-3.51%	N/A	N/A	N/A	N/A
MSCI All Country World Materials Index	-4.82%	3.16%	1.97%	16.86%	20.46%
MSCI All Country World Index	1.38%	6.65%	8.08%	37.99%	110.17%
(1)	On December 18, 2015, the Fund's underlying index changed from the ISE Global CopperTM Index to the Indxx Global Natural Resources Income Index. Since the Fund's new underlying index had an inception date of June 1, 2015, it was not in existence for all of the periods disclosed.
First Trust International Equity Opportunities ETF (FPXI)
Total Returns as of September 30, 2019
		Average Annual	Cumulative
	1 Year	Inception (11/4/2014)	Inception (11/4/2014)
Fund Performance
Net Asset Value	4.60%	5.36%	29.19%
Market Price	4.46%	5.34%	29.08%
Index Performance
IPOX® International Index	5.42%	6.15%	34.01%
MSCI World ex USA Index	-0.95%	3.65%	19.20%

First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
Total Returns as of September 30, 2019
		Average Annual		Cumulative
	1 Year	5 Years	Inception (11/16/2009)	5 Years	Inception (11/16/2009)
Fund Performance
Net Asset Value	5.32%	8.23%	6.38%	48.53%	84.18%
Market Price	4.41%	8.27%	6.37%	48.76%	83.95%
Index Performance
NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM	6.46%	9.04%	7.24%	54.17%	99.37%
Russell 3000® Index	2.92%	10.44%	12.75%	64.33%	226.96%
S&P Composite 1500® Industrials Index	0.78%	9.89%	13.14%	60.27%	238.18%
MSCI World Industrials Index	-0.38%	7.38%	9.44%	42.75%	143.52%

First Trust Nasdaq Cybersecurity ETF (CIBR)
Total Returns as of September 30, 2019
		Average Annual	Cumulative
	1 Year	Inception (7/6/2015)	Inception (7/6/2015)
Fund Performance
Net Asset Value	-2.78%	8.40%	40.72%
Market Price	-2.84%	8.45%	40.97%
Index Performance
Nasdaq CTA Cybersecurity IndexSM	-2.13%	9.16%	44.94%
S&P 500® Index	4.25%	11.24%	56.99%
S&P Composite 1500 Information Technology Index	8.39%	19.57%	113.20%

First Trust NASDAQ Global Auto Index Fund (CARZ)
Total Returns as of September 30, 2019
		Average Annual		Cumulative
	1 Year	5 Years	Inception (5/9/2011)	5 Years	Inception (5/9/2011)
Fund Performance
Net Asset Value	-8.97%	-0.98%	2.65%	-4.82%	24.53%
Market Price	-8.82%	-0.87%	2.68%	-4.30%	24.85%
Index Performance
NASDAQ OMX Global Automobile IndexSM	-8.17%	-0.14%	3.60%	-0.70%	34.60%
MSCI World Index	1.83%	7.18%	8.01%	41.46%	90.98%

First Trust STOXX® European Select Dividend Index Fund (FDD)
Total Returns as of September 30, 2019
		Average Annual			Cumulative
	1 Year	5 Years	10 Years	Inception (8/27/2007)	5 Years	10 Years	Inception (8/27/2007)
Fund Performance
Net Asset Value	2.35%	3.25%	3.70%	-2.40%	17.32%	43.82%	-25.47%
Market Price	2.43%	3.23%	3.66%	-2.42%	17.20%	43.28%	-25.62%
Index Performance
STOXX® Europe Select Dividend 30 Index	2.46%	3.53%	4.05%	-1.98%	18.95%	48.80%	-21.52%
STOXX® Europe 600 Index	-0.80%	2.59%	4.87%	1.55%	13.66%	60.91%	20.43%
MSCI Europe Index	-0.75%	2.38%	4.61%	1.32%	12.46%	56.98%	17.14%

Financial Highlights
The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in the Annual Report to Shareholders dated September 30, 2019 and is incorporated by reference in each Fund's SAI, which is available upon request.
First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust BICK Index Fund (BICK)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.48	$28.77	$22.94	$18.76	$25.12
Income from investment operations:
Net investment income (loss)	0.33	0.40	0.33	0.28	0.32
Net realized and unrealized gain (loss)	(0.80)	(2.34)	5.85	4.19	(6.34)
Total from investment operations	(0.47)	(1.94)	6.18	4.47	(6.02)
Distributions paid to shareholders from:
Net investment income	(0.40)	(0.35)	(0.35)	(0.29)	(0.34)
Net asset value, end of period	$25.61	$26.48	$28.77	$22.94	$18.76
Total Return (a)	(1.76)%	(6.82)%	27.14%	23.99%	(24.15)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$116,503	$190,648	$202,863	$8,029	$7,503
Ratios to average net assets:
Ratio of total expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%	0.64%	0.64%
Ratio of net investment income (loss) to average net assets	1.25%	1.33%	2.15%	1.37%	1.17%
Portfolio turnover rate (b)	66%	65%	86%	59%	70%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Cloud Computing ETF (SKYY)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$56.71	$41.88	$34.17	$28.08	$27.34
Income from investment operations:
Net investment income (loss)	0.59	0.14	0.13	0.15	0.09
Net realized and unrealized gain (loss)	(0.31)	14.84	7.72	6.09	0.74
Total from investment operations	0.28	14.98	7.85	6.24	0.83
Distributions paid to shareholders from:
Net investment income	(0.60)	(0.15)	(0.14)	(0.15)	(0.09)
Net asset value, end of period	$56.39	$56.71	$41.88	$34.17	$28.08
Total Return (a)	0.57%	35.80%	23.00%	22.30%	3.04%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$2,168,198	$2,067,140	$1,088,930	$587,642	$470,291
Ratios to average net assets:
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	1.02%	0.28%	0.34%	0.49%	0.31%
Portfolio turnover rate (b)	85%	7%	14%	23%	25%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Dow Jones Global Select Dividend Index Fund (FGD)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.16	$25.73	$23.49	$21.62	$26.64
Income from investment operations:
Net investment income (loss)	1.39	1.15	1.03	1.07	1.21
Net realized and unrealized gain (loss)	(2.24)	(0.58)	2.23	1.82	(4.97)
Total from investment operations	(0.85)	0.57	3.26	2.89	(3.76)
Distributions paid to shareholders from:
Net investment income	(1.41)	(1.14)	(1.02)	(1.02)	(1.26)
Net asset value, end of period	$22.90	$25.16	$25.73	$23.49	$21.62
Total Return (a)	(3.21)%	2.26%	14.14%	13.68%	(14.51)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$532,532	$484,280	$470,887	$344,068	$407,445
Ratios to average net assets:
Ratio of total expenses to average net assets	0.59%	0.58%	0.58%	0.58%	0.60%
Ratio of net expenses to average net assets	0.59%	0.58%	0.58%	0.58%	0.60%
Ratio of net investment income (loss) to average net assets	6.20%	4.48%	4.43%	4.63%	4.71%
Portfolio turnover rate (b)	31%	31%	35%	43%	34%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund (FFR)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$45.07	$44.96	$46.18	$41.00	$41.09
Income from investment operations:
Net investment income (loss)	1.25	1.48	0.89	0.90	1.15
Net realized and unrealized gain (loss)	4.55	0.31	(0.65)	5.20	0.11
Total from investment operations	5.80	1.79	0.24	6.10	1.26
Distributions paid to shareholders from:
Net investment income	(1.43)	(1.68)	(1.46)	(0.92)	(1.35)
Net asset value, end of period	$49.44	$45.07	$44.96	$46.18	$41.00
Total Return (a)	13.19%	3.99%	0.67%	14.95%	2.97%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$56,436	$45,074	$51,700	$71,576	$98,394
Ratios to average net assets:
Ratio of total expenses to average net assets	0.89%	0.85%	0.70%	0.72%	0.71%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.61%	3.48%	2.40%	2.53%	2.76%
Portfolio turnover rate (b)	7%	9%	6%	6%	10%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Global Engineering and Construction ETF (FLM)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$56.78	$56.89	$48.63	$44.17	$48.12
Income from investment operations:
Net investment income (loss)	0.87	0.79	0.62	0.96	0.60
Net realized and unrealized gain (loss)	(9.71)	0.16	8.27	4.46	(4.02)
Total from investment operations	(8.84)	0.95	8.89	5.42	(3.42)
Distributions paid to shareholders from:
Net investment income	(0.89)	(1.06)	(0.63)	(0.96)	(0.53)
Net asset value, end of period	$47.05	$56.78	$56.89	$48.63	$44.17
Total Return (a)	(15.64)%	1.67%	18.39%	12.40%	(7.19)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$9,409	$14,194	$17,066	$14,588	$15,460
Ratios to average net assets:
Ratio of total expenses to average net assets	1.21%	0.88%	0.92%	1.03%	0.99%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.64%	1.45%	1.20%	2.01%	1.21%
Portfolio turnover rate (b)	14%	16%	20%	28%	46%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Global Wind Energy ETF (FAN)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.50	$13.13	$13.30	$10.38	$11.57
Income from investment operations:
Net investment income (loss)	0.30	0.28	0.41	0.20	0.31
Net realized and unrealized gain (loss)	0.64	(0.66)	0.32	2.93	(1.15)
Total from investment operations	0.94	(0.38)	0.73	3.13	(0.84)
Distributions paid to shareholders from:
Net investment income	(0.31)	(0.25)	(0.90)	(0.21)	(0.35)
Net asset value, end of period	$13.13	$12.50	$13.13	$13.30	$10.38
Total Return (a)	7.58%	(2.92)%	6.21%	30.42%	(7.37)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$75,502	$79,362	$100,467	$87,096	$39,959
Ratios to average net assets:
Ratio of total expenses to average net assets	0.71%	0.68%	0.71%	0.74%	0.75%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	2.32%	2.21%	2.88%	1.80%	2.75%
Portfolio turnover rate (b)	30%	22%	78%	26%	25%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Indxx Global Agriculture ETF (FTAG)
	Year Ended September 30,
	2019	2018	2017	2016	2015(e)
Net asset value, beginning of period	$26.21	$26.96	$21.55	$26.90	$56.20
Income from investment operations:
Net investment income (loss)	0.51	0.44	0.39	0.20	0.60
Net realized and unrealized gain (loss)	(3.17)	(0.83)	5.41	(5.46)	(28.95)
Total from investment operations	(2.66)	(0.39)	5.80	(5.26)	(28.35)
Distributions paid to shareholders from:
Net investment income	(0.64)	(0.36)	(0.39)	(0.09)	(0.95)
Return on capital	(0.04)	—	—	—	—
Total distributions	(0.68)	(0.36)	(0.39)	(0.09)	(0.95)
Net asset value, end of period	$22.87	$26.21	$26.96	$21.55	$26.90
Total Return (a)	(10.16)%	(1.46)%	27.09%	(18.92)%	(51.20)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$3,200	$4,979	$7,816	$4,093	$5,380
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.72%(d)	0.70%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.72%(d)	0.70%
Ratio of net investment income (loss) to average net assets	1.93%	1.56%	1.80%	1.74%	1.17%
Portfolio turnover rate (b)	20%	30%	38%	137%(c)	40%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(c)	The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective on the close of business December 18, 2015, which resulted in a complete rebalance of the Fund's portfolio.
(d)	Includes foreign capital gains tax. If this tax expense was not included, the expense ratio would have been 0.70%.
(e)	All per share amounts and net asset values have been adjusted to reflect the impact of the 1-for-5 reverse share split on May 2, 2016. The net asset values reported on September 30, 2015 prior to the reverse share split restatement was $5.38.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Indxx Global Natural Resources Income ETF (FTRI)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.73	$11.88	$10.66	$10.99	$21.19
Income from investment operations:
Net investment income (loss)	0.72	0.48	0.41	0.33	0.23
Net realized and unrealized gain (loss)	(1.28)	0.83	1.22	(0.32)	(10.23)
Total from investment operations	(0.56)	1.31	1.63	0.01	(10.00)
Distributions paid to shareholders from:
Net investment income	(0.70)	(0.46)	(0.41)	(0.34)	(0.20)
Net asset value, end of period	$11.47	$12.73	$11.88	$10.66	$10.99
Total Return (a)	(4.42)%	11.12%	15.47%	0.20%	(47.50)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$7,452	$8,908	$8,913	$10,663	$12,643
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	5.95%	3.74%	3.39%	3.00%	1.27%
Portfolio turnover rate (b)	84%	50%	61%	179%(c)	40%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(c)	The variation in the portfolio turnover rate is due to the change in the Fund's underlying index effective on the close of business December 18, 2015, which resulted in a complete rebalance of the Fund's portfolio.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust International Equity Opportunities ETF (FPXI)
	Year Ended September 30,				Period Ended 9/30/2015 (a)
	2019	2018	2017	2016
Net asset value, beginning of period	$35.10	$34.51	$27.47	$25.24	$30.00
Income from investment operations:
Net investment income (loss)	0.30	0.49	0.22	0.51	0.37
Net realized and unrealized gain (loss)	1.29	0.66	7.07	2.14	(4.76)
Total from investment operations	1.59	1.15	7.29	2.65	(4.39)
Distributions paid to shareholders from:
Net investment income	(0.30)	(0.56)	(0.25)	(0.42)	(0.37)
Net asset value, end of period	$36.39	$35.10	$34.51	$27.47	$25.24
Total Return (b)	4.60%	3.35%	26.71%	10.62%	(14.74)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$30,931	$26,322	$22,429	$2,748	$1,262
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.71%(c)	0.70%(d)
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.71%(c)	0.70%(d)
Ratio of net investment income (loss) to average net assets	0.86%	1.42%	1.62%	2.25%	1.01%(d)
Portfolio turnover rate (e)	98%	83%	58%	75%	98%
(a)	The Inception date is November 4, 2014, which is consistent with the Fund’s commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Includes excise tax. If this excise tax expense was not included, the expense ratio would have been 0.70%.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund (GRID)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$47.62	$49.00	$39.19	$31.52	$35.38
Income from investment operations:
Net investment income (loss)	0.67	0.52	0.57	0.42	0.38
Net realized and unrealized gain (loss)	1.84	(1.32)	9.82	7.65	(3.88)
Total from investment operations	2.51	(0.80)	10.39	8.07	(3.50)
Distributions paid to shareholders from:
Net investment income	(0.62)	(0.58)	(0.58)	(0.40)	(0.36)
Net asset value, end of period	$49.51	$47.62	$49.00	$39.19	$31.52
Total Return (a)	5.32%	(1.66)%	26.73%	25.77%	(9.97)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$27,232	$33,333	$26,951	$13,715	$11,034
Ratios to average net assets:
Ratio of total expenses to average net assets	0.82%	0.74%	0.84%	1.07%	0.99%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.40%	1.10%	1.44%	1.27%	1.02%
Portfolio turnover rate (b)	31%	60%	32%	37%	18%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Nasdaq Cybersecurity ETF (CIBR)
	Year Ended September 30,				Period Ended 9/30/2015 (a)
	2019	2018	2017	2016
Net asset value, beginning of period	$28.49	$21.85	$19.77	$17.15	$20.00
Income from investment operations:
Net investment income (loss)	0.06	0.02	0.03	0.23	(0.01)
Net realized and unrealized gain (loss)	(0.86)	6.64	2.09	2.62	(2.84)
Total from investment operations	(0.80)	6.66	2.12	2.85	(2.85)
Distributions paid to shareholders from:
Net investment income	(0.06)	(0.02)	(0.04)	(0.23)	—
Net asset value, end of period	$27.63	$28.49	$21.85	$19.77	$17.15
Total Return (b)	(2.78)%	30.49%	10.73%	16.83%	(14.25)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$979,650	$847,673	$313,575	$102,815	$79,753
Ratios to average net assets:
Ratio of total expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%(c)
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%(c)
Ratio of net investment income (loss) to average net assets	0.20%	0.04%	0.13%	1.37%	(0.30)%(c)
Portfolio turnover rate (d)	58%	56%	67%	49%	7%
(a)	The Inception date is July 6, 2015, which is consistent with the Fund’s commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust NASDAQ Global Auto Index Fund (CARZ)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$36.33	$40.25	$33.39	$33.46	$37.93
Income from investment operations:
Net investment income (loss)	1.02	0.98	0.87	0.80	0.64
Net realized and unrealized gain (loss)	(4.28)	(3.98)	6.87	(0.09)	(4.50)
Total from investment operations	(3.26)	(3.00)	7.74	0.71	(3.86)
Distributions paid to shareholders from:
Net investment income	(1.03)	(0.92)	(0.88)	(0.78)	(0.61)
Net asset value, end of period	$32.04	$36.33	$40.25	$33.39	$33.46
Total Return (a)	(8.97)%	(7.57)%	23.46%	2.24%	(10.38)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$17,623	$18,167	$18,112	$21,705	$31,791
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	3.19%	2.44%	2.20%	2.16%	1.34%
Portfolio turnover rate (b)	24%	16%	17%	17%	18%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust STOXX® European Select Dividend Index Fund (FDD)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.12	$13.61	$11.82	$11.92	$13.50
Income from investment operations:
Net investment income (loss)	0.66	0.59	0.42	0.55	0.55
Net realized and unrealized gain (loss)	(0.37)	(0.49)	1.79	(0.10)	(1.59)
Total from investment operations	0.29	0.10	2.21	0.45	(1.04)
Distributions paid to shareholders from:
Net investment income	(0.66)	(0.59)	(0.42)	(0.55)	(0.54)
Net asset value, end of period	$12.75	$13.12	$13.61	$11.82	$11.92
Total Return (a)	2.35%	0.74%	18.93%	3.88%	(7.90)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$293,918	$454,824	$529,527	$165,490	$165,751
Ratios to average net assets:
Ratio of total expenses to average net assets	0.58%	0.57%	0.60%	0.60%	0.60%
Ratio of net expenses to average net assets	0.58%	0.57%	0.60%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	4.84%	4.25%	3.96%	4.63%	4.45%
Portfolio turnover rate (b)	24%	35%	21%	34%	33%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Other Information
Continuous Offering
Each Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by a Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the applicable Exchange is satisfied by the fact that the prospectus is available from the applicable Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

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First Trust Exchange-Traded Fund II

First Trust BICK Index Fund
First Trust Cloud Computing ETF
First Trust Dow Jones Global Select Dividend Index Fund
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
First Trust Global Engineering and Construction ETF
First Trust Global Wind Energy ETF
First Trust Indxx Global Agriculture ETF
First Trust Indxx Global Natural Resources Income ETF
First Trust International Equity Opportunities ETF
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
First Trust Nasdaq Cybersecurity ETF
First Trust NASDAQ Global Auto Index Fund
First Trust STOXX® European Select Dividend Index Fund
For More Information
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. A Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Funds, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-143964
811-21944

First Trust Exchange-Traded Fund II

Prospectus
First Trust Indxx NextG ETF
(formerly First Trust Nasdaq Smartphone Index Fund)
Ticker Symbol:	NXTG
Exchange:	Nasdaq
First Trust Indxx NextG ETF (the “Fund”) lists and principally trades its shares on The Nasdaq Stock Market LLC (“Nasdaq,” or the “Exchange”). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
The Fund is a series of First Trust Exchange-Traded Fund II (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
February 3, 2020

Summary Information
Investment Objective
The First Trust Indxx NextG ETF (the “Fund”), formerly, First Trust Nasdaq Smartphone Index Fund, seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Indxx 5G & NextG Thematic IndexSM (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned, developed, maintained and sponsored by Indxx, LLC (the “Index Provider”). The Index Provider reserves the right to use qualitative judgment to include, exclude, adjust, or postpone the inclusion of a stock in the Index. Continued Index membership of a constituent is not necessarily subject to the guidelines provided in the Index methodology. A stock may be considered for exclusion by the Index Provider on the basis of corporate governance, accounting policies, lack of transparency and lack of representation, despite meeting all the criteria provided in the Index methodology.
The Index is designed to track the performance of companies that have devoted, or have committed to devote, material resources to the research, development and application of fifth generation (“5G”) and next generation digital cellular
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technologies as they emerge. By utilizing higher frequency radio waves, 5G networks enable significantly increased data rates, reduced latency and high-density connections that were previously unavailable in preceding technological generations.
The equity securities comprising the Index may include common stock, real estate investment trusts (“REITs”) and depositary receipts issued by small, mid and large capitalization companies operating in both developed and emerging market countries. To be eligible for inclusion in the Index, a security must have: (i) a minimum market capitalization of $500 million; (ii) a six-month average daily trading volume of greater than or equal to $2 million for developed market companies and $1 million for emerging market companies; (iii) traded for at least 90% of the total trading days over the prior six months or, for a security recently issued in an initial public offering, have traded for at least 90% of the trading days over the prior three months; (iv) at least10% of its outstanding shares publicly available for trading; and (v) a share price of less than $10,000 for new Index constituents.
The Index’s selection universe is further narrowed by excluding all securities issued by companies that do not comprise one of the following two sub-themes: (i) “5G Infrastructure & Hardware” and (ii) “Telecommunications Service Providers.” Issuers comprising the 5G Infrastructure & Hardware sub-theme include the following companies:
•	Data Center REITs: Companies that own and manage facilities used to safely store data and offer a range of products and services to help keep servers and data safe, including providing uninterruptable power supplies, air-cooled chillers and physical security.
•	Cell Tower REITs: Companies that own, operate and develop wireless communications and broadcast “cell towers”. A cell tower houses the electronic communications equipment along with an antenna to support cellular communication in a network.
•	Equipment Manufacturers: Companies that manufacture the equipment that facilitates the development, set-up and operation of the 5G network architecture. This includes fiber optics, semiconductors, chipsets, 5G modems for enhanced bandwidth, hotspot devices, wireless spectrum equipment and other such equipment required to support the 5G domain.
•	Network Testing and Validation Equipment and Software Companies: Companies that provide testing and measurement solutions along with quality assurance for equipment manufacturers, mobile phone manufacturers and telecommunications service providers.
•	Mobile Phone Manufacturers: Companies that manufacture smartphones and mobile devices that support and enable 5G network access.
Companies comprising the Telecommunications Service Providers sub-theme are those companies that operate the mobile cellular and wireless communication networks that offer public access to 5G networks.
All securities issued by companies that do not fall within one of the Index’s identified sub-themes are removed from consideration for inclusion in the Index. The Index ranks all remaining eligible securities based upon their market capitalization and selects the 100 securities with the largest market capitalizations for inclusion. If fewer than 100 companies qualify for inclusion in the Index, then all constituents will be included. Securities comprising the 5G Infrastructure & Hardware sub-theme are cumulatively allocated 80% of the Index weight and securities comprising Telecommunications Service Providers sub-theme are cumulatively allocated 20% of the Index weight. Securities within each sub-theme are initially equally weighted. Index components with market capitalizations of less than $2 billion have their Index weight halved, with the remaining weight equally allocated among other components of the sub-theme with market capitalizations of greater than $2 billion. To ensure that the Index continues to provide exposure to the companies actively devoting material resources to the research, development and application of 5G and/or next generation technology, the selection process will be periodically reviewed by the Index Provider. Any modifications to the Index methodology will become effective at the next Index reconstitution.
The Index is rebalanced and reconstituted semi-annually and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Index was composed of 98 securities. As of December 31, 2019, the Fund had significant investments in communication services companies, information technology companies and Asian issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that
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the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CAPITAL CONTROLS AND SANCTIONS RISK. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities, or other assets. Capital controls or sanctions may also impact the ability of the Fund to buy, sell, or otherwise transfer securities or currency, including depositary receipts, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.
COMMUNICATION SERVICES COMPANIES RISK. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but
5

may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EMERGING TECHNOLOGIES RISK. The Fund invests in certain companies because of their exposure to emerging technologies. All of the risks associated with such technology may not fully emerge until the technology is more widely used. The regulatory environment surrounding new technologies is often unclear. There is often uncertainty regarding the application of existing regulation and there can be no guarantee that new regulations will not be enacted that inhibit a technology’s widespread adoption or prevent a company from realizing all of its potential benefits. Companies that initially develop or adopt a novel technology may not be able to capitalize on it and there is no assurance that a company will derive any significant revenue from it in the future. An emerging technology may constitute a small portion of a company’s overall business and the success of a technology may not significantly affect the value of the equity securities issued by the company. In addition, a company’s stock price may be overvalued by market participants that value the company’s securities based upon expectations of a technology that are never realized.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund
6

consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INFORMATION TECHNOLOGY COMPANIES RISK. Information technology companies produce and provide hardware, software and information technology systems and services. These companies may be adversely affected by rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, the loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards and frequent new product introductions. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also heavily rely on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor
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cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
REIT RISK. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs may have also a relatively small market capitalization which may result in their shares experiencing less market liquidity and greater price volatility than larger companies. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Because the market price of REIT stocks may change based upon investors' collective perceptions of future earnings, the value of the Fund will generally decline when investors anticipate or experience rising interest rates.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index, a broad-based market index and other market indices. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
On May 30, 2019, the Fund’s underlying index changed from the Nasdaq CTA Smartphone IndexSM to the Indxx 5G & NextG Thematic IndexSM. Therefore, the Fund’s performance and historical returns shown below are not necessarily indicative of the
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performance that the Fund, based on the Index, would have generated. Returns for an index are only disclosed for those periods in which the index was in existence for the whole period.
First Trust Indxx NextG ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
15.83%	March 31, 2012	-17.69%	June 30, 2012
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	5 Years	Since Inception	Inception Date
Return Before Taxes	28.67%	8.99%	8.24%	2/17/2011
Return After Taxes on Distributions	28.25%	8.44%	7.73%
Return After Taxes on Distributions and Sale of Shares	16.96%	6.82%	6.39%
Indxx 5G & NextG Thematic IndexSM(1),(2) (reflects no deduction for fees, expenses or taxes)	N/A	N/A	N/A
Nasdaq CTA Smartphone IndexSM(1) (reflects no deduction for fees, expenses or taxes)	38.29%	11.26%	9.97%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	27.67%	8.74%	8.60%
MSCI All Country World Information Technology Index (reflects no deduction for fees, expenses or taxes)	46.89%	17.83%	14.88%
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(1)	On May 30, 2019, the Fund’s underlying index changed from the Nasdaq CTA Smartphone IndexSM to the Indxx 5G & NextG Thematic IndexSM. Therefore, the Fund’s performance and historical returns shown for the periods prior to May 30, 2019, are not necessarily indicative of the performance that the Fund, based on its current index, would have generated. Because the Fund’s new underlying index had an inception date of May 7, 2019, performance information is not included above.
(2)	Performance data is not available for all the periods shown in the table for the Index, because performance data does not exist for each of the entire periods.
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2011, except for Chris A. Peterson, who has served as a member of the portfolio management team since 2016.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund’s distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund II and is regulated as an “investment company” under the 1940 Act. The Fund operates as an index fund and is not actively managed by First Trust. As such, the Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, full replication of the Index may not be possible or practicable. In those circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which First Trust may choose to overweight certain securities in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.
The Fund’s investment objective, its 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information (“SAI”) under “Investment Objective and Policies.”
While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Indxx 5G & NextG Thematic IndexSM
The Indxx 5G & NextG Thematic IndexSM seeks to measure the performance of the equity securities of the companies that have devoted, or have committed to devote, material resources to the research, development and application of 5G and next generation technologies. The Index is composed of common stock and depositary receipts. It is rebalanced and reconstituted semi-annually in June and December. More information regarding the Index, including additional detail on the Index methodology, may be found on the Index Provider’s website. Neither the Fund, the Board, First Trust, or any of their affiliates, are responsible for the information set forth on the Index Provider’s website. Information from the Index Provider’s website and any other information not expressly included in this prospectus is not incorporated by reference in, and should not be considered part of this prospectus.
Fund Investments
Principal Investments
Equity Securities
The Fund invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.
Real Estate Investment Trusts
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable tax requirements.
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Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
The Fund’s portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is also available on the Fund's website.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
ASIA RISK. The Fund invests significantly in the securities of Asian issuers. Such investments subject the Fund to certain risks associated specifically with investments in securities of Asian issuers, including distinct legal, regulatory, political and economic risks. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers. In addition, satisfactory custodial services for investment securities may not be available in some Asia countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for correction units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
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CAPITAL CONTROLS AND SANCTIONS RISK. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities, or other assets. Capital controls or sanctions may also impact the ability of the Fund to buy, sell, or otherwise transfer securities or currency, including depositary receipts, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for shares of the Fund, and cause the Fund to decline in value.
COMMUNICATION SERVICES COMPANIES RISK. The Fund invests significantly in communication services companies. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third-parties. Legal check-ups or claims regarding infringement of intellectual property could cause an adverse effect on the reputation of the company. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CURRENCY RISK. The Fund invests in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or
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authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS RISK. The Fund invests in depositary receipts. Depository receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company. An investment in depositary receipts involves further risks due to certain unique features. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments.
EMERGING TECHNOLOGIES RISK. The Fund invests in certain companies because of their exposure to emerging technologies. All of the risks associated with such technology may not fully emerge until the technology is more widely used. The regulatory environment surrounding new technologies is often unclear. There is often uncertainty regarding the application of existing regulation and there can be no guarantee that new regulations will not be enacted that inhibit a technology’s widespread adoption or prevent a company from realizing all of its potential benefits. Companies that initially develop or adopt a novel technology may not be able to capitalize on it and there is no assurance that a company will derive any significant revenue from it in the future. An emerging technology may constitute a small portion of a company’s overall business and the success of a technology may not significantly affect the value of the equity securities issued by the company. In addition, a company’s stock price may be overvalued by market participants that value the company’s securities based upon expectations of a technology that are never realized.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country,
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company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INFORMATION TECHNOLOGY COMPANIES RISK. The Fund invests significantly in information technology companies. invests significantly in information technology companies. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
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MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
NON-CORRELATION RISK. The Fund’s return may not match the return of its Index for a number of reasons. The Fund incurs operating expenses not applicable to its Index and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in its Index or the ratios between the securities included in the Index.
NON-U.S. SECURITIES RISK. The Fund invests in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants.
REIT RISK. The Fund invests in REITs. REITs typically own and operate income-producing real estate, such as residential or commercial buildings, or real-estate related assets, including mortgages. As a result, investments in REITs are subject to the risks associated with investing in real estate, which may include, but are not limited to: fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate sector. Additionally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchasers, the possibility of failing to maintain exemptions from registration under the 1940 Act, failure to satisfy the requirements of the Internal Revenue Code of 1986 for maintaining REIT status and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility for a REIT’s shares. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more
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than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. The Fund invests in the securities of small and/or mid capitalization companies. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as
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a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. For additional information, please see the section entitled “Federal Tax Matters.”
INTELLECTUAL PROPERTY RISK. The Fund relies on a license and related sublicense that permits the Fund to use its Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the Fund’s name and investment strategies. Such license and related sublicense may be terminated by the Index Provider, and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.
INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market), resulting in premiums or discounts to the Fund’s net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at the Fund’s net asset value, it is not expected that large discounts or premiums to the net asset value of the Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value).
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the portfolios.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for six mutual fund portfolios, 10 exchange-traded funds consisting of 148 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
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There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.
•	Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP. Mr. Lindquist is a recipient of the Chartered Financial Analyst designation.
•	Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. Erickson is a recipient of the Chartered Financial Analyst designation.
•	Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012. Mr. McGarel is a recipient of the Chartered Financial Analyst designation.
•	Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust’s Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003. Mr. Testin is a recipient of the Chartered Financial Analyst designation.
•	Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.
•	Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.
For additional information concerning First Trust, including a description of the services provided to the Fund, see the Fund's SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Fund is provided in the SAI.
Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the investment of the Fund (the “Investment Management Agreement”), First Trust manages the investment of the Fund's assets. First Trust is paid an annual unitary management fee equal to 0.70% of the Fund’s average daily net assets and is responsible for the expenses of the Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services. The annual unitary management fee does not cover fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses (if any), brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
A discussion regarding the Board’s approval of the continuation of the Investment Management Agreement is available in the Fund's Annual Report to Shareholders for the year ended September 30, 2019.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and
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the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with the Fund regarding the terms of any investment.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on the Exchange is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Information regarding the intra-day value of the shares of the Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit and includes any expenses of the Fund. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the net asset value per share of the Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. In addition, the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The IOPV is generally determined by using current market quotations. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange will be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of the Fund’s shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of the Fund and consequently may result in differences between the net asset value and the IOPV. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of the Fund and the Fund does not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the
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purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund, or otherwise not in the Fund's best interests.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gain tax rates. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
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Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gain received from assets held for more than one year that is considered “unrecaptured section 1250 gain” (which may be the case, for example, with some capital gains attributable to equity interests in real estate investment trusts that constitute interests in entities treated as real estate investment trusts for federal income tax purposes) is taxed at a maximum marginal stated federal tax rate of 25%. In the case of capital gain dividends, the determination of which portion of the capital gain dividend, if any, is subject to the 25% tax rate, will be made based on rules prescribed by the United States Treasury. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund is generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends from REITs and foreign corporations are qualifying dividends only in limited circumstances. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.
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Non-U.S. Tax Credit
Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor, distributions from the Fund treated as dividends will generally be subject to a U.S. withholding tax of 30% of the distribution. Certain dividends, such as capital gains dividends, short-term capital gains dividends, and distributions that are attributable to certain interest income may not be subject to U.S. withholding taxes. In addition, some non-U.S. investors may be eligible for a reduction or elimination of U.S. withholding taxes under a treaty. However, the qualification for those exclusions may not be known at the time of the distribution. Separately, the United States, pursuant to the Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% tax (the "FATCA Tax") on certain non-U.S. entities that receive U.S. source interest or dividends if the non-U.S. entity does not comply with certain U.S. disclosure and reporting requirements. The FATCA Tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any PFICs, which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before January 31, 2021. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading. If the NYSE closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities (including accrued expenses and dividends declared but unpaid),
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and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of their most recent bid and ask price on such day.
Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Fund's SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of the Fund, the value of the Fund's securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by the Fund’s Index may adversely affect the Fund’s ability to track its Index.
Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund. First Trust serves as the fund reporting agent for the Fund.
Index Provider
The Index is compiled by the Index Provider. The Index Provider is not affiliated with the Fund, FTP or First Trust. The Fund is entitled to use the Index pursuant to a sublicensing arrangement by and among the Fund, Index Provider, First Trust and FTP, which in turn has a license agreement with the Index Provider. The Index Provider, or its agent, also serves as the index calculation agent for the Index. The index calculation agent intends to calculate and disseminate the values of the Index at least once every 15 seconds.
24

Disclaimers
First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.
The First Trust Indxx NextG ETF is not sponsored, endorsed, sold or promoted by Indxx, LLC. Indxx, LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Indxx, LLC’s only relationship to First Trust is the licensing of certain trademarks and trade names of Indxx, LLC and of the Indxx 5G & NextG Thematic IndexSM which is determined, composed and calculated by Indxx, LLC without regard to First Trust or the Fund, Indxx, LLC has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Indxx 5G & NextG Thematic IndexSM. Indxx, LLC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Indxx, LLC has no obligation or liability in connection with the administration, marketing or trading of the Fund.
INDXX, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDXX 5G & NEXTG THEMATIC INDEXSM OR ANY DATA INCLUDED THEREIN AND INDXX, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDXX, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST INDXX NEXTG ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDXX 5G & NEXTG THEMATIC INDEX OR ANY DATA INCLUDED THEREIN. INDXX, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDXX 5G & NEXTG THEMATIC INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX, LLC HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDXX, LLC AND FIRST TRUST.
Premium/Discount Information
The tables that follow present information about the differences between the Fund’s daily market price on the Exchange and its net asset value. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time the Fund’s net asset value is calculated. The Fund’s Market Price may be at, above, or below its net asset value. The net asset value of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.
Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of the Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that the Fund is trading above the reported net asset value. A discount is the amount that the Fund is trading below the reported net asset value.
The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of the Fund against its net asset value. The information shown for the Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Fund's shares have traded is available on the Fund's website at www.ftportfolios.com.
25

First Trust Indxx NextG ETF (NXTG)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	147	8	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	89	8	0	0
Total Return Information
The tables below compare the total return of the Fund to the total return of the Index on which it is based and other market indices. The information presented for the Fund is for the period indicated.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. “Cumulative total returns” represent the total change in value of an investment over the period indicated. The return information shown under “Annual Total Return” in the Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The net asset value per share of the Fund is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's net asset value is calculated. Since the shares of the Fund typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the net asset value of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that all distributions have been reinvested in the Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the Index. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of the Fund. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.
26

First Trust Indxx NextG ETF (NXTG)
Total Returns as of September 30, 2019
		Average Annual		Cumulative
	1 Year	5 Years	Inception (2/17/2011)	5 Years	Inception (2/17/2011)
Fund Performance
Net Asset Value	1.78%	7.61%	7.33%	44.28%	83.95%
Market Price	2.62%	7.65%	7.37%	44.55%	84.50%
Index Performance
Indxx 5G & NextG Thematic IndexSM (1),(2)	N/A	N/A	N/A	N/A	N/A
Nasdaq CTA Smartphone IndexSM (1)	1.78%	8.39%	8.20%	49.62%	97.27%
MSCI World Index	1.83%	7.18%	7.83%	41.46%	91.42%
MSCI All Country World Information Technology Index	6.32%	15.56%	13.55%	106.12%	198.88%
(1)	On May 30, 2019, the Fund’s underlying index changed from the Nasdaq CTA Smartphone IndexSM to the Indxx 5G & NextG Thematic IndexSM. Therefore, the Fund’s performance and historical returns shown for the periods prior to this date are not necessarily indicative of the performance that the Fund, based on its current index, would have generated.
(2)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.
Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders dated September 30, 2019 and is incorporated by reference in the Fund's SAI, which is available upon request.
First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Indxx NextG ETF (NXTG)
(formerly First Trust Nasdaq Smartphone Index Fund)
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of period	$49.63	$50.52	$41.29	$34.93	$36.86
Income from investment operations:
Net investment income (loss)	0.37	0.72	0.44	0.47	0.36
Net realized and unrealized gain (loss)	0.50	(0.60)	9.29	6.34	(1.95)
Total from investment operations	0.87	0.12	9.73	6.81	(1.59)
Distributions paid to shareholders from:
Net investment income	(0.24)	(1.01)	(0.50)	(0.45)	(0.34)
Net asset value, end of period	$50.26	$49.63	$50.52	$41.29	$34.93
Total Return (a)	1.78%	0.20%	23.68%	19.60%	(4.35)%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$196,015	$17,370	$17,683	$10,324	$10,479
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
27

	Year Ended September 30,
	2019	2018	2017	2016	2015
Ratio of net investment income (loss) to average net assets	1.73%	1.34%	1.04%	1.14%	0.93%
Portfolio turnover rate (b)	59%	80%	18%	28%	28%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(b)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
Other Information
Continuous Offering
The Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.
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First Trust Exchange-Traded Fund II

First Trust Indxx NextG ETF
(formerly First Trust Nasdaq Smartphone Index Fund)
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-143964
811-21944

First Trust Exchange-Traded Fund II

Prospectus
First Trust Dow Jones International Internet ETF
Ticker Symbol:	FDNI
Exchange:	Nasdaq
First Trust Dow Jones International Internet ETF (the “Fund”) lists and principally trades its shares on The Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
The Fund is a series of First Trust Exchange-Traded Fund II (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
February 3, 2020

Summary Information
Investment Objective
The First Trust Dow Jones International Internet ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Dow Jones International Internet Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.65%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period November 5, 2018 (inception) through September 30, 2019, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (“SPDJI” or the “Index Provider”). The Index Provider reserves the right to make exceptions when applying the methodology if the need arises. In addition, the Index Provider may revise Index policy covering rules for selecting companies, treatment of dividends, share counts or other matters.
The Index is designed to measure the performance of securities of non-U.S. issuers whose primary business focus is Internet-related. The Index selects 40 securities from the S&P Global ex-U.S. Broad Market Index, including the securities of issuers operating in both developed and emerging markets, issued by companies that derive a majority of their revenues from
3

Internet commerce or Internet services. The S&P Global ex-U.S. Broad Market Index is a broad-based equity index that seeks to measure the performance of the global stock market, excluding the United States. As determined by the Index Provider, “Internet Commerce Companies” are those companies that derive the majority of their revenue from providing goods or services through the Internet. “Internet Services Companies” are those companies that derive the majority of their revenue from providing access to the Internet or providing services to people using the Internet. Twenty securities comprising the Index will be those issued by Internet Commerce Companies and twenty securities will be those issued by Internet Services Companies.
In addition to the requirement that a company derive a majority of its revenue from Internet commerce or Internet services, the Index also excludes the securities of those companies that do not have a market capitalization of at least $1 billion and a six-month median daily traded value of at least $5 million. Once included in the Index, a company must maintain a market capitalization of at least $800 million and a six-month median daily traded value of at least $4 million to remain eligible for inclusion in the Index. In addition, to be eligible for inclusion in the Index, a security must be listed on a securities exchange located in a developed market country.
The Index is selected by including the securities of the 20 Internet Commerce Companies with the largest market capitalization and 20 Internet Services Companies with the largest market capitalization that satisfy all eligibility requirements. In an effort to minimize portfolio turnover, the Index contains a mechanism that favors for inclusion a security that already comprises the Index over a security that does not if the two securities have similar market capitalization ranks. The Index is weighted according to free float (i.e. the amount available for trading) market capitalization. However, the weight for an individual security is capped at 10%.
The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in communication services companies and consumer discretionary companies and Chinese issuers and Asian issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
ASIA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
4

AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CHINA RISK. The Fund is subject to certain risks specifically associated with investments in the securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.
COMMUNICATION SERVICES COMPANIES RISK. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, intellectual property use and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CONSUMER DISCRETIONARY COMPANIES RISK. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the
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value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EMERGING MARKETS RISK. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. Investments in emerging markets securities are generally considered speculative in nature and are subject to the following heightened risks: smaller market capitalization of securities markets which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital; rapid inflation; and currency convertibility issues. Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risk associated with custody of securities. Furthermore, investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INTERNET COMPANIES RISK. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Many Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues.
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Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable
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discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust Dow Jones International Internet ETF
Calendar Year Total Returns as of 12/31
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During the periods shown in the chart above:
Best Quarter		Worst Quarter
20.92%	March 31, 2019	-2.34%	September 30, 2019
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	Since Inception	Inception Date
Return Before Taxes	37.67%	24.17%	11/5/2018
Return After Taxes on Distributions	35.78%	22.70%
Return After Taxes on Distributions and Sale of Shares	22.19%	17.79%
Dow Jones International Internet Index (reflects no deduction for fees, expenses or taxes)	38.76%	25.19%
MSCI All Country World ex-USA Information Technology Index (reflects no deduction for fees, expenses or taxes)	40.70%	28.30%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
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Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund II and is regulated as an “investment company” under the 1940 Act. The Fund operates as an index fund and is not actively managed by First Trust. As such, the Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, full replication of the Index may not be possible or practicable. In those circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which First Trust may choose to overweight certain securities in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.
The Fund’s investment objective, its 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information (“SAI”) under “Investment Objective and Policies.”
While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Dow Jones International Internet Index
The Dow Jones International Internet Index seeks to measure the performance of securities of 40 non-U.S. companies that derive a majority of their revenues from Internet commerce or Internet services. The Index is composed of common stock and depositary receipts. It is rebalanced quarterly in March, June, September and December. More information regarding the Index, including additional detail on the Index methodology, may be found on the Index Provider’s website. Neither the Fund, the Board, First Trust, or any of their affiliates, are responsible for the information set forth on the Index Provider’s website. Information from the Index Provider’s website and any other information not expressly included in this prospectus is not incorporated by reference in, and should not be considered part of this prospectus.
Fund Investments
Principal Investments
Equity Securities
The Fund invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategy and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when its portfolio managers believe securities in
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which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Disclosure of Portfolio Holdings
The Fund's portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is available on the Fund's website at www.ftportfolios.com.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
ASIA RISK. The Fund invests significantly in the securities of Asian issuers. Such investments subject the Fund to certain risks associated specifically with investments in securities of Asian issuers, including distinct legal, regulatory, political and economic risks. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability, armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Issuers in Asia may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies and if their securities are not listed on a U.S. exchange, they may not be subject to the same corporate governance standards as U.S. issuers. In addition, satisfactory custodial services for investment securities may not be available in some Asia countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for correction units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CHINA RISK. The Fund invests significantly in the securities of Chinese issuers. Therefore, in addition to the risks associated with investments in non-U.S. securities generally, the Fund is subject to certain risks associated specifically with investments in securities of Chinese issuers, including those issuers with securities listed on the Hong Kong Stock Exchange. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. Furthermore, China’s economy is dependent on the economies of other Asian countries and can be significantly affected by currency fluctuations and increasing competition from Asia’s other emerging economies. China has experienced security concerns, such as terrorism and strained international relations.
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Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the value of the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a commensurately negative impact on the Fund.
COMMUNICATION SERVICES COMPANIES RISK. The Fund invests significantly in communication services companies. Communication services companies may be subject to specific risks associated with legislative or regulatory changes, adverse market conditions, and/or increased competition. Communication services companies are particularly vulnerable to rapid advancements in technology, the innovation of competitors, rapid product obsolescence and government regulation and competition, both domestically and internationally. Communication services companies also rely on the use of intellectual property such as patents, copyrights and trademarks owned internationally or licensed through third-parties. Legal check-ups or claims regarding infringement of intellectual property could cause an adverse effect on the reputation of the company. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain communication services companies may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
CONSUMER DISCRETIONARY COMPANIES RISK. The Fund invests significantly in consumer discretionary companies. Consumer discretionary companies, such as retailers, media companies and consumer services companies, provide non-essential goods and services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Consumer discretionary companies may also be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace. Consumer discretionary companies have historically been characterized as relatively cyclical and therefore more volatile in times of change.
CURRENCY RISK. The Fund invests in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business
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operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS RISK. The Fund invests in depositary receipts. Depository receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company. An investment in depositary receipts involves further risks due to certain unique features. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
EMERGING MARKETS RISK. The Fund may invest in securities issued by companies incorporated in emerging market countries. Investments in securities issued by companies operating in emerging market countries involve additional risks relating to political, economic, or regulatory conditions not associated with investments in securities and instruments issued by U.S. companies or by companies operating in other developed market countries. This is due to, among other things, the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments in emerging market countries than are typically found in more developed market countries. Moreover, emerging market countries often have less uniformity in accounting and reporting requirements, unsettled securities laws, less reliable securities valuations and greater risks associated with custody of securities than developed markets. In addition, emerging market countries often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging market countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible. Settlement procedures in emerging market countries are frequently less developed and reliable than those in the U.S. and other developed market countries. In addition, significant delays may occur in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities. Investing in emerging market countries involves a higher risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested by certain emerging market countries. Enforcing legal rights may be made difficult, costly and slow in emerging markets as there may be additional problems enforcing claims against non-U.S. governments.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks
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than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
INTERNET COMPANIES RISK. The Fund invests significantly in Internet companies. Internet companies are subject to rapid changes in technology, hacking or other cyber security events, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations. Many Internet companies have incurred large losses since their inception and may continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable. The markets in which many Internet companies compete face rapidly evolving industry standards, frequent new service and product announcements, introductions and enhancements and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company's business. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company's business.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
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MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
NON-CORRELATION RISK. The Fund’s return may not match the return of its Index for a number of reasons. The Fund incurs operating expenses not applicable to its Index and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in its Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is operated in a non-diversified manner. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
NON-U.S. SECURITIES RISK. The Fund may invest in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. The Fund has an investment strategy that may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs, including brokerage commissions, dealer mark-ups and other costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
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SMALLER COMPANIES RISK. The Fund invests in the securities of small and/or mid capitalization companies. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund’s shares than for ETFs that distribute portfolio securities in-kind.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as
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a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. For additional information, please see the section entitled “Federal Tax Matters.”
INTELLECTUAL PROPERTY RISK. The Fund relies on a license and related sublicense that permits the Fund to use its Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the Fund’s name and investment strategies. Such license and related sublicense may be terminated by the Index Provider, and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.
INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund's primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market), resulting in premiums or discounts to the Fund's net asset value that may be greater than those experienced by other ETFs. However, because shares can be created and redeemed in Creation Units at the Fund's net asset value, it is not expected that large discounts or premiums to the net asset value of the Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values).
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.
Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for 6 mutual fund portfolios, 10 exchange-traded funds consisting of 148 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
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There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.
•	Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP. Mr. Lindquist is a recipient of the Chartered Financial Analyst designation.
•	Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. Erickson is a recipient of the Chartered Financial Analyst designation.
•	Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012. Mr. McGarel is a recipient of the Chartered Financial Analyst designation.
•	Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust’s Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003. Mr. Testin is a recipient of the Chartered Financial Analyst designation.
•	Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.
•	Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.
For additional information concerning First Trust, including a description of the services provided to the Fund, see the Fund's SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Fund is provided in the SAI.
Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust manages the investment of the Fund's assets. First Trust is paid an annual management fee by the Fund equal to 0.65% of the Fund’s average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
A discussion regarding the Board’s approval of the Investment Management Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2019.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and
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the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with the Fund regarding the terms of any investment.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on the Exchange is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Information regarding the intra-day value of the shares of the Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit and any Fund expenses. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the net asset value per share of the Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The IOPV is generally determined by using current market quotations. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange will be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of the Fund’s shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of the Fund and consequently may result in differences between the net asset value and the IOPV. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of the Fund and the Fund does not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its
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investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund, or otherwise not in the Fund's best interests.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
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Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.
Non-U.S. Tax Credit
Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.
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However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before January 31, 2021. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for trading. If the NYSE closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities (including accrued expenses and dividends declared but unpaid), and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
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The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of their most recent bid and ask price on such day.
Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Fund's SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell shares of the Fund, the value of the Fund's securities may change on days when investors are not able to purchase or sell shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by the Index may adversely affect the Fund’s ability to track the Index.
Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund. First Trust serves as the fund reporting agent for the Fund.
Index Provider
The Index is compiled by the Index Provider. The Index Provider is not affiliated with the Fund, First Trust or FTP. The Fund is entitled to use the Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with the Index Provider. The Index Provider or its agent also serves as calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.
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Disclaimers
First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.
The Index is a product of SPDJI, and has been licensed for use by First Trust or its affiliates. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust and First Trust and their affiliates with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust, First Trust or its affiliates or the Fund. S&P Dow Jones Indices have no obligation to take the needs of First Trust or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of shares of the Fund or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance that investment products based on the Index will accurately track the Index’s performance or provide positive investment returns. SPDJI is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Premium/Discount Information
The tables that follow present information about the differences between the Fund’s daily market price on the Exchange and its net asset value. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time the Fund’s net asset value is calculated. The Fund’s Market Price may be at, above, or below its net asset value. The net asset value of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.
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Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of the Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that the Fund is trading above the reported net asset value. A discount is the amount that the Fund is trading below the reported net asset value.
The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of the Fund against its net asset value. The information shown for the Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Fund's shares have traded is available on the Fund's website at www.ftportfolios.com.
First Trust Dow Jones International Internet ETF (FDNI)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	133	7	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	95	13	3	1
Total Return Information
The tables below compare the total return of the Fund to the total return of the Index on which it is based and each Fund’s benchmark index(es). The information presented for the Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. “Cumulative total returns” represent the total change in value of an investment over the period indicated. The return information shown under “Annual Total Return” in the Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The net asset value per share of the Fund is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of the Fund are listed for trading, as of the time that a Fund's net asset value is calculated. Since the shares of the Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the net asset value of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that all distributions have been reinvested in the Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the index. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of the Fund. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.
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First Trust Dow Jones International Internet ETF (FDNI)
Total Returns as of September 30, 2019
Cumulative
Inception (11/5/2018)
Fund Performance
Net Asset Value	9.07%
Market Price	8.56%
Index Performance
Dow Jones International Internet Index	9.78%
MSCI All Country World ex-USA Information Technology Index	15.46%

Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the period shown. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders dated September 30, 2019 and is incorporated by reference in the Fund's SAI, which is available upon request.
First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust Dow Jones International Internet ETF (FDNI)
Period Ended 9/30/2019 (a)
Net asset value, beginning of period	$19.69
Income from investment operations:
Net investment income (loss)	0.75
Net realized and unrealized gain (loss)	1.04
Total from investment operations	1.79
Distributions paid to shareholders from:
Net investment income	(0.46)
Net asset value, end of period	$21.02
Total Return (b)	9.07%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$4,204
Ratios to average net assets:
Ratio of total expenses to average net assets	0.65% (c)
Ratio of net investment income (loss) to average net assets	4.42% (c)
Portfolio turnover rate (d)	61%
(a)	Inception date for the Fund is November 5, 2018, which is consistent with the Fund’s commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
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Other Information
Continuous Offering
The Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.
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First Trust Exchange-Traded Fund II

First Trust Dow Jones International Internet ETF
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-143964
811-21944

First Trust Exchange-Traded Fund II

Prospectus
First Trust IPOX® Europe Equity Opportunities ETF
Ticker Symbol:	FPXE
Exchange:	Nasdaq
First Trust IPOX® Europe Equity Opportunities ETF (the “Fund”) lists and principally trades its shares on The Nasdaq Stock Market LLC ("Nasdaq" or the "Exchange"). Market prices may differ to some degree from the net asset value of the shares. Unlike mutual funds, the Fund issues and redeems shares at net asset value, only in large specified blocks each consisting of 50,000 shares (each such block of shares called a “Creation Unit,” and collectively, the “Creation Units”). The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements.
The Fund is a series of First Trust Exchange-Traded Fund II (the “Trust”) and an exchange-traded index fund organized as a separate series of a registered management investment company.
Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.
The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
February 3, 2020

Summary Information
Investment Objective
The First Trust IPOX® Europe Equity Opportunities ETF (the “Fund”) seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the IPOX®−100 Europe Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.70%
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.
The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$72	$224	$390	$871
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal period October 4, 2018 (inception) through September 30, 2019, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
Principal Investment Strategies
The Fund will normally invest at least 90% of its net assets (including investment borrowings) in the common stocks and depositary receipts that comprise the Index. The Fund, using an indexing investment approach, attempts to replicate, before fees and expenses, the performance of the Index. The Fund’s investment advisor seeks a correlation of 0.95 or better (before fees and expenses) between the Fund’s performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. The Index is owned, developed, maintained and sponsored by IPOX® Schuster LLC (the “Index Provider”). It is the sole responsibility of the Index Provider to decide on all matters relating to the Index methodology and Index constituent selection. The Index Provider may make exceptions to the Index methodology regarding constituent inclusion, exclusion and weighting.
The Index seeks to measure the performance of the equity securities of the 100 largest and typically most liquid initial public offerings (“IPOs”) (including spin-offs and equity carve-outs) of companies that are economically tied to Europe. The Index considers a company to be economically tied to Europe if it is both (i) legally domiciled in Europe; and (ii) issues securities that trade on an accessible developed European securities exchange. An IPO is a public offering in which the shares of stock
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in a company are sold to the general public for the first time on an exchange. The Index measures the performance of a company’s equity securities for the 1,000 trading days following its IPO. A company is eligible for inclusion in the Index on the close of the 6th trading day following its IPO and is eligible to remain in the Index until the close of the 1,000th trading day. The IPOX® Global Composite Index (the “Base Index”) serves as the initial universe for the Index. The Base Index is a market capitalization-weighted index which seeks to provide exposure to the aftermarket performance of the global IPO market. Securities issued by companies without a minimum market capitalization of $50 million on the close of the first trading day following the IPO, companies with less than 15% public float at the IPO and companies that experience abnormally large “underpricing” in their IPO are not eligible for inclusion in the Base Index.
The Index is selected by first excluding all securities comprising the Base Index that are issued by companies not domiciled in Europe or whose securities do not trade on an accessible developed European securities exchange. To be eligible for inclusion in the Index, a company must be domiciled and have its securities trade in Austria, Belgium, Denmark, Finland, France, Germany, Italy, Ireland, Luxembourg, Norway, Portugal, Spain, Sweden, Switzerland, the Netherlands or the United Kingdom. The Index also excludes all securities that do not have a minimum average daily equity turnover of €2.5 million. The remaining securities are then ranked according to market capitalization. The 100 securities with the largest market capitalizations are included in the Index. The Index may be composed of securities issued by small, mid and large capitalization companies. While the Index is market-capitalization weighted, individual securities are capped at a weight of 10% and those securities with a weight of greater than 4% are capped at a cumulative weight of 40%.
The Index is reconstituted and rebalanced quarterly and the Fund will make corresponding changes to its portfolio shortly after the Index changes are made public. The Index’s quarterly rebalance and reconstitution schedule may cause the Fund to experience a higher rate of portfolio turnover. The Fund will be concentrated in an industry or a group of industries to the extent that the Index is so concentrated. As of December 31, 2019, the Fund had significant investments in health care companies and European issuers, although this may change from time to time. To the extent the Fund invests a significant portion of its assets in a given jurisdiction or investment sector, the Fund may be exposed to the risks associated with that jurisdiction or investment sector.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).
In certain circumstances, such as pending corporate actions, economically significant IPOs, or spin-offs, mergers or acquisitions involving Index constituents, the Index Provider may make exceptions to the initial screening rebalancing and exit process described above. In addition, subject to the terms of the license agreement that permits the Fund to use the Index, the Index Provider may have the ability to change the Index methodology, terminate the license agreement or cease compiling, calculating and publishing the Index, in each case without the consent of the Fund, the Advisor or the Fund’s shareholders.
Principal Risks
You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The order of the below risk factors does not indicate the significance of any particular risk factor.
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, and therefore the value of such investments in the Fund’s portfolio. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but
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may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.
DEPOSITARY RECEIPTS RISK. Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
EUROPE RISK. The Fund is subject to certain risks specifically associated with investments in the securities of European issuers. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (the “EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached that would have the United Kingdom formally leave the EU and enter a transition period during which the United Kingdom would continue to follow all EU rules and remain a member of the EU single market and customs union. During this transition period, the United Kingdom is expected to begin negotiations with the EU on a free trade agreement. Should the transition period end without the United Kingdom and the EU agreeing on such an agreement, trade and economic relations between the two parties will be governed by World Trade Organization (“WTO”) rules. Under such a scenario, trade between the United Kingdom and the EU would no longer be tariff-free and non-tariff barriers such as new customs procedures would also arise, adding costs to doing business. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Its departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
HEALTH CARE COMPANIES RISK. Health care companies, such as companies providing medical and healthcare goods and services, companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating health care facilities and the provision of managed health care, may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Health care companies are also subject to competitive forces that may result in price discounting, may be thinly capitalized and susceptible to product obsolescence.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices. As a result, the Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund’s shares, the size of the Fund and the market volatility of the Fund. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity in the Fund’s shares.
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INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
IPO RISK. Shares issued by companies that have recently conducted an IPO are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.
NON-CORRELATION RISK. The Fund’s return may not match the return of the Index for a number of reasons. The Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage
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of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.
NON-U.S. SECURITIES RISK. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments, restrictions on foreign investment or exchange of securities, capital controls, lack of liquidity, currency exchange rates, excessive taxation, government seizure of assets, the imposition of sanctions by foreign governments, different legal or accounting standards, and less government supervision and regulation of securities exchanges in foreign countries.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of the Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Fund’s investment advisor believes that large discounts or premiums to the net asset value of shares should not be sustained.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. Small and/or mid capitalization companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, fewer products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund's shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Annual Total Return
The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value as well as the average annual Fund and Index returns. The bar chart and table provide an indication of the risks of investing in the Fund by
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showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on net asset value compared to those of the Index and a broad-based market index. See “Total Return Information” for additional performance information regarding the Fund. The Fund’s performance information is accessible on the Fund’s website at www.ftportfolios.com.
First Trust IPOX® Europe Equity Opportunities ETF
Calendar Year Total Returns as of 12/31
During the periods shown in the chart above:
Best Quarter		Worst Quarter
13.78%	March 31, 2019	-3.20%	September 30, 2019
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market indices do not include expenses, which are deducted from Fund returns, or taxes.
Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.
Average Annual Total Returns for the Periods Ended December 31, 2019
	1 Year	Since Inception	Inception Date
Return Before Taxes	32.15%	10.22%	10/4/2018
Return After Taxes on Distributions	30.99%	9.43%
Return After Taxes on Distributions and Sale of Shares	18.99%	7.45%
IPOX®−100 Europe Index (reflects no deduction for fees, expenses or taxes)	34.09%	11.51%
MSCI Europe Index (reflects no deduction for fees, expenses or taxes)	23.77%	7.85%
Management
Investment Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”)
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Portfolio Managers
The Fund’s portfolio is managed by a team (the “Investment Committee”) consisting of:
•	Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust
•	Jon C. Erickson, Senior Vice President of First Trust
•	David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director of First Trust
•	Roger F. Testin, Senior Vice President of First Trust
•	Stan Ueland, Senior Vice President of First Trust
•	Chris A. Peterson, Senior Vice President of First Trust
The Investment Committee members are primarily and jointly responsible for the day-to-day management of the Fund. Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2018.
Purchase and Sale of Fund Shares
The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund’s Creation Units are generally issued and redeemed in-kind for securities in which the Fund invests and, in certain circumstances, for cash and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Individual shares of the Fund may only be purchased and sold on Nasdaq and other eligible securities exchanges through a broker-dealer. Shares of the Fund trade on Nasdaq at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax-deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Additional Information on the Fund's Investment Objective and Strategies
The Fund is a series of First Trust Exchange-Traded Fund II and is regulated as an “investment company” under the 1940 Act. The Fund operates as an index fund and is not actively managed by First Trust. As such, the Fund’s investment objective is to provide investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the Index. In seeking to achieve this objective, the Fund will normally invest at least 90% of its net assets (including investment borrowings) in the securities that comprise the Index. The Fund will generally employ a full replication strategy, meaning that it will normally invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, full replication of the Index may not be possible or practicable. In those circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which First Trust may choose to overweight certain securities in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or derivative instruments or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index or purchase securities not represented in the Index in anticipation of their addition to the Index.
The Fund’s investment objective, its 90% investment strategy and each of the policies described herein are non-fundamental policies that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days’ prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Statement of Additional Information (“SAI”) under “Investment Objective and Policies.”
While it is not expected that the Fund will invest in the securities of other investment companies, any such investments would be subject to limitations imposed by the 1940 Act and the related rules and interpretations. The Fund has adopted a policy that it will not invest in other investment companies in excess of 1940 Act limits in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
IPOX®−100 Europe Index
The IPOX®−100 Europe Index seeks to measure the performance of the equity securities of the 100 largest and typically most liquid IPOs of companies that are economically tied to Europe. The Index is composed of common stock and depositary receipts. It is rebalanced quarterly in March, June, September and December. More information regarding the Index, including additional detail on the Index methodology, may be found on the Index Provider’s website. Neither the Fund, the Board, First Trust, or any of their affiliates, are responsible for the information set forth on the Index Provider’s website. Information from the Index Provider’s website and any other information not expressly included in this prospectus is not incorporated by reference in, and should not be considered part of this prospectus.
Fund Investments
Principal Investments
Equity Securities
The Fund invests in equity securities, including common stocks and depositary receipts. Common stock represents an equity ownership interest in issuers. Holders of common stock are entitled to the income and increase in the value of the assets and business of the issuers after all debt obligations and obligations to preferred stockholders are satisfied. Depositary receipts are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. Depositary receipts may or may not be jointly sponsored by the underlying issuer.
Non-Principal Investments
Cash Equivalents and Short-Term Investments
Normally, the Fund invests substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Fund may depart from its principal investment strategies and invest part or all of its assets in these securities, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. The Fund may adopt a defensive strategy when the portfolio managers believe securities in
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which the Fund normally invests have elevated risks due to political or economic factors and in other extraordinary circumstances. For more information on eligible short-term investments, see the SAI.
Illiquid Securities
The Fund may invest up to 15% of its net assets in securities and other instruments that are, at the time of investment, illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), that are deemed to be illiquid, and certain repurchase agreements.
Disclosure of Portfolio Holdings
The Fund's portfolio holdings are available on the Fund's website at www.ftportfolios.com. A description of the policies and procedures with respect to the disclosure of the Fund's portfolio securities is included in the Fund's SAI, which is available on the Fund's website at www.ftportfolios.com.
Risks of Investing in the Fund
Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal risks set forth below in this prospectus. The order of the below risk factors does not indicate the significance of any particular risk factor.
Principal Risks
AUTHORIZED PARTICIPANT CONCENTRATION RISK. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. A limited number of institutions act as authorized participants for the Fund. However, participants are not obligated to make a market in the Fund’s shares or submit purchase and redemption orders for correction units. To the extent that these institutions exit the business, reduce their role or are unable to proceed with creation and/or redemption orders and no other authorized participant steps forward to create or redeem, the Fund’s shares may trade at a premium or discount to the Fund’s net asset value and possibly face delisting.
CURRENCY RISK. The Fund invests in securities denominated in a non-U.S. currency. Changes in currency exchange rates affect the value of investments denominated in a foreign currency, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The Fund’s net asset value could decline if a currency to which the Fund has exposure depreciates against the U.S. dollar or if there are delays or limits on repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. Changes in currency exchange rates may affect the Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to other currencies may cause the value of the Fund to decline. Certain non-U.S. currencies may be particularly volatile, and non-U.S. governments may intervene in the currency markets, causing a decline in value or liquidity in the Fund's non-U.S. holdings whose value is tied to the affected non-U.S. currency. Additionally, the prices of non-U.S. securities that are traded in U.S. dollars are often indirectly influenced by currency fluctuations.
CYBER SECURITY RISK. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. These risks typically are not covered by insurance. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures by or breaches of the systems of the Advisor, distributor and other service providers (including, but not limited to, sub-advisors, index providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized
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participants or the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses; interference with the Fund’s ability to calculate its net asset value; disclosure of confidential trading information; impediments to trading; submission of erroneous trades or erroneous creation or redemption orders; the inability of the Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines penalties, reputational damage, reimbursement or other compensation costs; or additional compliance costs. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified and that prevention and remediation efforts will not be successful. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. However, there is no guarantee that such efforts will succeed, and the Fund and its shareholders could be negatively impacted as a result.
DEPOSITARY RECEIPTS RISK. The Fund invests in depositary receipts. Depository receipts are securities issued by a bank or trust company reflecting ownership of underlying securities issued by a foreign company. An investment in depositary receipts involves further risks due to certain unique features. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights pursuant to a deposit agreement between the underlying issuer and the depositary. In certain cases, the depositary will vote the shares deposited with it as directed by the underlying issuer’s board of directors. Furthermore, investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert shares into depositary receipts and vice versa. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt. Moreover, if depositary receipts are converted into shares, the laws in certain countries may limit the ability of a non-resident to trade the shares and to reconvert the shares to depositary receipts. Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing the unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.
EQUITY SECURITIES RISK. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which it invests. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market. Additionally, holders of an issuer's common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders' claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.
EUROPE RISK. Investing in Europe involves risks not typically associated with investments in the United States. While many countries in Europe are considered to have developed markets, investing in the developed countries of Europe imposes different risks than those associated with investing in other developed markets. The Fund is subject to greater risks of adverse events which occur in the European region and may experience greater volatility than a fund that is more broadly diversified geographically. Political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. Many countries in Europe are members of the EU”, which faces major issues involving its membership, structure, procedures and policies. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and may reduce any diversification benefit the Fund may seek by investing in multiple countries within Europe. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) (which is comprised of EU members that have adopted the Euro currency) are subject to restrictions on inflation rates, interest rates, deficits and debt levels, as well as fiscal and monetary controls. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU, and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. Investing in Euro-denominated securities also creates exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate economies that comprise Europe. There is continued concern over national-level
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support for the Euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies. Continuing uncertainty as to the status of the Euro and the European Monetary Union and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. The United Kingdom’s referendum on June 23, 2016 to leave the European Union (known as “Brexit”) sparked depreciation in the value of the British pound, short-term declines in the stock markets and heightened risk of continued economic volatility worldwide. Although the long-term effects of Brexit are difficult to gauge and cannot be fully known, they could have wide ranging implications for the United Kingdom’s economy, including: possible inflation or recession, continued depreciation of the pound, or disruption to Britain’s trading arrangements with the rest of Europe. The United Kingdom is one of the EU’s largest economies; its departure also may negatively impact the EU and Europe as a whole, such as by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).
HEALTH CARE COMPANIES RISK. The Fund invests significantly in health care companies. Health care companies, such as companies providing medical and health care goods and services, companies engaged in manufacturing medical equipment, supplies and pharmaceuticals, as well as operating healthcare facilities and the provision of managed healthcare, may be affected by government regulations and government health care programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that a proposed product will ever come to market. Health care companies are also subject to competitive forces that may result in price discounting, may be thinly capitalized and susceptible to product obsolescence.
INDEX CONSTITUENT RISK. The Fund may be a constituent of one or more indices or ETF models. As a result, the Fund may be included in one or more index-tracking ETFs or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving the Fund, the size of the Fund and the market volatility of the Fund’s shares. Inclusion in an index could increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, the Fund’s net asset value could be negatively impacted and the Fund’s market price may be below the Fund’s net asset value during certain periods. In addition, index rebalances may potentially result in increased trading activity. To the extent buying or selling activity increases, the Fund can be exposed to increased brokerage costs and adverse tax consequences and the market price of the Fund can be negatively affected.
INDEX PROVIDER RISK. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Index Provider and its agents do not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and do not guarantee that the Index will be calculated in accordance with its stated methodology. The Advisor’s mandate as described in this prospectus is to manage the Fund consistently with the Index provided by the Index Provider. The Advisor relies upon the Index provider and its agents to accurately compile, maintain, construct, reconstitute, rebalance, compose, calculate and disseminate the Index accurately. Therefore, losses or costs associated with any Index Provider or agent errors generally will be borne by the Fund and its shareholders. To correct any such error, the Index Provider or its agents may carry out an unscheduled rebalance of the Index or other modification of Index constituents or weightings. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances also expose the Fund to additional tracking error risk. Errors in respect of the quality, accuracy and completeness of the data used to compile the Index may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, particularly where the Index is less commonly used as a benchmark by funds or advisors. For example, during a period where the Index contains incorrect constituents, the Fund tracking the Index would have market exposure to such constituents and would be underexposed to the Index’s other constituents. Such errors may negatively impact the Fund and its shareholders. The Index Provider and its agents rely on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Advisor can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers.
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IPO RISK. The Fund may invest in shares recently issued by companies undergoing an IPO. Shares issued by such companies are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
MARKET MAKER RISK. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares due to a limited number of market markers. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. The Fund may rely on a small number of third-party market makers to provide a market for the purchase and sale of shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund’s shares are trading on the Exchange, which could result in a decrease in value of the Fund’s shares. This reduced effectiveness could result in Fund shares trading at a discount to net asset value and also in greater than normal intraday bid-ask spreads for Fund shares.
MARKET RISK. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to short-term market movements or any longer periods during more prolonged market downturns.
NON-CORRELATION RISK. The Fund’s return may not match the return of its Index for a number of reasons. The Fund incurs operating expenses not applicable to its Index and may incur costs in buying and selling securities, especially when rebalancing the Fund’s portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund’s portfolio holdings may not exactly replicate the securities included in its Index or the ratios between the securities included in the Index.
NON-DIVERSIFICATION RISK. The Fund is operated in a non-diversified manner. As a “non-diversified” fund, the Fund may hold a smaller number of portfolio securities than many other funds and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. To the extent the Fund invests in a relatively small number of issuers due to the high percentage of the Fund’s assets invested in that security, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund’s shares may be more volatile than the values of shares of more diversified funds.
NON-U.S. SECURITIES RISK. The Fund invests in non-U.S. securities. An investment in securities of non-U.S. companies involves risks not associated with domestic issuers. Investment in non-U.S. securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by non-U.S. governments. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of non-U.S. holdings, the imposition of sanctions by foreign governments, the possible establishment of capital controls, exchange controls or freezes on the convertibility of currency or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities. Additionally, non-U.S. issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements. The U.S. and non-U.S. markets often rise and fall at different times or by different amounts due to economic or other regional developments particular to a given country or region.
PASSIVE INVESTMENT RISK. The Fund is not actively managed. The Fund invests in securities included in or representative of its Index regardless of investment merit. The Fund generally will not attempt to take defensive positions in declining markets. In the event that the Index is no longer calculated, the Index license is terminated or the identity or character of the Index is materially changed, the Fund will seek to engage a replacement index.
PORTFOLIO TURNOVER RISK. The Fund has an investment strategy that may frequently involve buying and selling portfolio securities. High portfolio turnover may result in the Fund paying higher levels of transaction costs, including brokerage
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commissions, dealer mark-ups and other costs and may generate greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than expected.
PREMIUM/DISCOUNT RISK. The market price of the Fund’s shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for shares on the Exchange. First Trust cannot predict whether shares will trade below, at or above their net asset value because the shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), First Trust believes that large discounts or premiums to the net asset value of shares should not be sustained absent disruptions to the creation and redemption mechanism, extreme market volatility or potential lack of authorized participants.
SIGNIFICANT EXPOSURE RISK. To the extent that the Fund invests a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development that affected a particular asset class, region or industry may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater volatility and market risk than a fund that is more broadly diversified.
SMALLER COMPANIES RISK. The stock price of small and/or mid capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of small and/or mid capitalization companies are also generally more vulnerable than those of large capitalization companies to adverse business and economic developments. Securities of small and/or mid capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small and/or mid capitalization companies are typically less financially stable than larger, more established companies and may reinvest a high proportion of their earnings in their business and may not pay dividends. Small and/or mid capitalization companies may also depend on a small number of essential personnel who may also be less experienced than the management of larger companies, making these companies more vulnerable to experiencing adverse effects due to the loss or inexperience of personnel. Small and/or mid capitalization companies also normally have less diverse product lines than those of large capitalization companies and are more susceptible to adverse developments concerning their products.
TRADING ISSUES RISK. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity and wide bid-ask spreads (which may be especially pronounced for smaller funds). Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. In the event market makers cease making a market in the Fund’s shares or authorized participants stop submitting purchase or redemption orders for Creation Units, Fund shares may trade at a larger premium or discount to their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.
Non-Principal Risks
BORROWING AND LEVERAGE RISK. If the Fund borrows money, it must pay interest and other fees, which may reduce the Fund’s returns. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, the Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing and at all times thereafter. The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount.
CASH TRANSACTIONS RISK. The Fund may, under certain circumstances, effect a portion of its creations and redemptions for cash, rather than in-kind. As a result, an investment in the Fund may be less tax-efficient than an investment in an
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exchange-traded fund ("ETF") that effects its creations and redemptions only in-kind. ETFs are able to make in-kind redemptions and avoid being taxed on gains on the distributed portfolio securities at the fund level. A Fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the Fund will generally cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid, and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares in-kind, will be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Fund's shares than for ETFs that distribute portfolio securities in-kind.
FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY RISK. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If the Fund fails to qualify as a regulated investment company, distributions to the Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders. For additional information, please see the section entitled “Federal Tax Matters.”
INTELLECTUAL PROPERTY RISK. The Fund relies on a license and related sublicense that permits the Fund to use its Index and associated trade names, trademarks and service marks (the “Intellectual Property”) in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the Index Provider, and, as a result, the Fund may lose its ability to use the Intellectual Property. There is also no guarantee that the Index Provider has all rights to license the Intellectual Property for use by the Fund. Accordingly, in the event the license is terminated or the Index Provider does not have rights to license the Intellectual Property, it may have a significant effect on the operation of the Fund.
INTERNATIONAL CLOSED MARKET TRADING RISK. Because securities held by the Fund trade on non-U.S. exchanges that are closed when the Fund's primary listing exchange is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market), resulting in premiums or discounts to the Fund's net asset value that may be greater than those experienced by other exchange-traded funds. However, because shares can be created and redeemed in Creation Units at the Fund's net asset value, it is not expected that large discounts or premiums to the net asset value of the Fund will be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values).
ISSUER SPECIFIC CHANGES RISK. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
LEGISLATION/LITIGATION RISK. From time to time, various legislative initiatives are proposed in the United States and abroad, which may have a negative impact on certain companies in which the Fund invests. In addition, litigation regarding any of the issuers of the securities owned by the Fund, or industries represented by these issuers, may negatively impact the value of the securities. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Advisor determines to sell such a holding.
OPERATIONAL RISK. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.
Fund Organization
The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Advisor, custodian and fund administrative and accounting agent.
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Management of the Fund
First Trust Advisors L.P., 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment advisor to the Fund. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio and certain other services necessary for the management of the portfolio.
First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities subject to the policies of the Board.
First Trust serves as advisor or sub-advisor for 6 mutual fund portfolios, 10 exchange-traded funds consisting of 148 series and 15 closed-end funds. It is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”), an affiliate of First Trust, 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the shares of the Fund.
There is no one individual primarily responsible for portfolio management decisions for the Fund. Investments are made under the direction of the Investment Committee. The Investment Committee consists of Daniel J. Lindquist, Jon C. Erickson, David G. McGarel, Roger F. Testin, Stan Ueland and Chris A. Peterson.
•	Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of the Fund’s investment strategy. Mr. Lindquist was a Senior Vice President of First Trust and FTP from September 2005 to July 2012 and is now a Managing Director of First Trust and FTP. Mr. Lindquist is a recipient of the Chartered Financial Analyst designation.
•	Mr. Erickson joined First Trust in 1994 and is a Senior Vice President of First Trust and FTP. As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. Erickson is a recipient of the Chartered Financial Analyst designation.
•	Mr. McGarel is the Chief Investment Officer, Chief Operating Officer and a Managing Director of First Trust and FTP. As First Trust’s Chief Investment Officer, Mr. McGarel consults with the other members of the Investment Committee on market conditions and First Trust’s general investment philosophy. Mr. McGarel was a Senior Vice President of First Trust and FTP from January 2004 to July 2012. Mr. McGarel is a recipient of the Chartered Financial Analyst designation.
•	Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust’s Portfolio Management Group. Mr. Testin has been a Senior Vice President of First Trust and FTP since November 2003. Mr. Testin is a recipient of the Chartered Financial Analyst designation.
•	Mr. Ueland joined First Trust as a Vice President in August 2005 and has been a Senior Vice President of First Trust and FTP since September 2012. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust.
•	Mr. Peterson is a Senior Vice President and head of First Trust’s strategy research group. He joined First Trust in January of 2000. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies. Mr. Peterson received his B.S. in Finance from Bradley University in 1997 and his M.B.A. from the University of Chicago Booth School of Business in 2005. He has over 20 years of financial services industry experience and is a recipient of the Chartered Financial Analyst designation.
For additional information concerning First Trust, including a description of the services provided to the Fund, see the Fund's SAI. Additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of shares of the Fund is provided in the SAI.
Management Fee
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust manages the investment of the Fund's assets. First Trust is paid an annual management fee by the Fund equal to 0.70% of the Fund’s average daily net assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under
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the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
A discussion regarding the Board’s approval of the Investment Management Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the period ended March 31, 2019.
How to Buy and Sell Shares
Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying shares on the Exchange. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per-share price differential. When buying or selling shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the net asset value of the shares because shares are bought and sold at market prices rather than at net asset value, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per share.
For purposes of the 1940 Act, the Fund is treated as a registered investment company, and, absent an available exemption or exemptive relief, the acquisition of shares by other registered investment companies and companies relying on Sections 3(c)(1) or 3(c)(7) of the 1940 Act is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Fund, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with the Fund regarding the terms of any investment.
Book Entry
Shares are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of share certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.
Share Trading Prices
The trading price of shares of the Fund on the Exchange is based on market price and may differ from the Fund’s daily net asset value and can be affected by market forces of supply and demand, economic conditions and other factors.
Information regarding the intra-day value of the shares of the Fund, also referred to as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the Fund’s trading day by the national securities exchange on which the shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities or other assets and/or cash required to be deposited in exchange for a Creation Unit and includes any expenses of the Fund. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities or other assets held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the net asset value per share of the Fund because the IOPV may not be calculated in the same manner as the net asset value, which is computed once a day, generally at the end of the business day. The IOPV is generally determined by using current market quotations. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange will be updated, using the last sale price, every 15 seconds throughout the trading day, provided that upon the closing of such non-U.S. exchange, the closing price of the security, after being converted to U.S. dollars, will be used. Furthermore, in calculating the IOPV of the Fund’s shares, exchange rates may be used throughout the day (9:00 a.m. to 4:15 p.m., Eastern Time) that may differ from those used to calculate the net asset value per share of the Fund and
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consequently may result in differences between the net asset value and the IOPV. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV of shares of the Fund and the Fund does not make any warranty as to its accuracy.
Frequent Purchases and Redemptions of the Fund's Shares
The Fund imposes no restrictions on the frequency of purchases and redemptions (“market timing”). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Fund's shareholders. The Board considered that the Fund's shares can only be purchased and redeemed directly from the Fund in Creation Units by broker-dealers and large institutional investors that have entered into participation agreements (i.e., authorized participants (“APs”)) and that the vast majority of trading in the Fund's shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent that the Fund may effect the purchase or redemption of Creation Units in exchange wholly or partially for cash, the Board noted that such trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the shares trade at or close to net asset value. In addition, the Fund imposes fixed and variable transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. Finally, the Advisor monitors purchase and redemption orders from APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Advisor has determined may be disruptive to the management of the Fund, or otherwise not in the Fund's best interests.
Dividends, Distributions and Taxes
Dividends from net investment income, if any, are declared and paid quarterly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.
Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.
As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.
Fund Status
The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.
Distributions
The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories: ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income
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distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your shares.
To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your shares, which could result in you having to pay higher taxes in the future when shares are sold, even if you sell the shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
Dividends Received Deduction
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain corporations may be reported by the Fund as being eligible for the dividends received deduction.
Capital Gains and Losses and Certain Ordinary Income Dividends
If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable income below certain thresholds). Some capital gains, including some portion of your capital gain dividends may be taxed at a higher maximum stated tax rate. Capital gains may also be subject to the Medicare tax described above.
Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code of 1986, as amended, treats certain capital gains as ordinary income in special situations.
Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.
Sale of Shares
If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.
Taxes on Purchase and Redemption of Creation Units
If you exchange securities for Creation Units, you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities
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for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Treatment of Fund Expenses
Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.
Non-U.S. Tax Credit
Because the Fund may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes the Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes the Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.
Non-U.S. Investors
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
Distributions may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
It is the responsibility of the entity through which you hold your shares to determine the applicable withholding.
Investments in Certain Non-U.S. Corporations
If the Fund holds an equity interest in any passive foreign investment companies (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs are not treated as qualified dividend income.
Distribution Plan
FTP serves as the distributor of Creation Units for the Fund on an agency basis. FTP does not maintain a secondary market in shares.
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of
21

investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
The Fund does not currently pay 12b-1 fees, and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before January 31, 2021. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Net Asset Value
The Fund's net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for trading. If the NYSE closes early on a valuation day, the Fund’s net asset value will be determined as of that time. Net asset value per share is calculated for the Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities (including accrued expenses and dividends declared but unpaid), and dividing such amount by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Board or its delegate.
The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value, in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) are valued at the last sale price on the business day as of which such value is being determined. Securities listed on Nasdaq or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on Nasdaq or AIM, the securities are fair valued at the mean of their most recent bid and ask prices on such day.
Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value. Portfolio securities traded in the over-the-counter market, but excluding securities trading on Nasdaq or AIM, are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at the closing bid price. Short-term investments that mature in less than 60 days when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discount, provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of determination. Net asset value may change on days when investors may not sell or redeem Fund shares.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate, the Advisor’s Pricing Committee, at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the Fund's SAI for details.
Because foreign securities exchanges may be open on different days than the days during which an investor may purchase or sell the shares of the Fund, the value of the Fund's securities may change on days when investors are not able to purchase or sell the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars at the exchange rates in effect at the time of valuation. Any use of a different rate from the rates used by the Index may adversely affect the Fund’s ability to track the Index.
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Fund Service Providers
The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, acts as the administrator, custodian and fund accounting and transfer agent for the Fund. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Fund. First Trust serves as the fund reporting agent for the Fund.
Index Provider
The Index is compiled by the Index Provider. The Index Provider is not affiliated with the Fund, First Trust or FTP. The Fund is entitled to use the Index pursuant to a sublicensing arrangement with First Trust, which in turn has a licensing agreement with the Index Provider. Solactive AG serves as calculation agent for the Index (the “Index Calculation Agent”). The Index Calculation Agent is responsible for the management of the day-to-day operations of the Index, including calculating the value of the Index every 15 seconds, widely disseminating the Index values every 15 seconds and tracking corporate actions, some of which result in Index adjustments.
Disclaimers
First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.
The Fund is not sponsored, endorsed, sold or promoted by IPOX® Schuster LLC. IPOX® Schuster LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX®’s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX® and of the IPOX® 100 Europe Index, which is determined, composed and calculated without regard to First Trust or the Fund.
IPOX® IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX® SCHUSTER LLC AND IPOX® SCHUSTER, IPOX®-100 AND IPOX®-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX® SCHUSTER LLC (WWW.IPOX.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX® SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.
A patent with respect to the IPOX® Schuster LLC index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX® is a registered international trademark of IPOX® Schuster LLC (www.ipox.com).
Premium/Discount Information
The tables that follow present information about the differences between the Fund’s daily market price on the Exchange and its net asset value. The “Market Price” of the Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time the Fund’s net asset value is calculated. The Fund’s Market Price may be at, above, or below its net asset value. The net asset value of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its net asset value, as well as market supply and demand.
Premiums or discounts are the differences (generally expressed as a percentage) between the net asset value and Market Price of the Fund on a given day, generally at the time net asset value is calculated. A premium is the amount that the Fund is trading above the reported net asset value. A discount is the amount that the Fund is trading below the reported net asset value.
The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of the Fund against its net asset value. The information shown for the Fund is for the periods indicated. Shareholders may pay more than net asset value when they buy Fund shares and receive less than net asset value when they sell those shares because shares are bought and sold at current market price. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Fund's shares have traded is available on the Fund's website at www.ftportfolios.com.
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First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
Bid/Ask Midpoint vs. Net Asset Value
Number of Days Bid/Ask Midpoint At/Above Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	181	5	0	0
Number of Days Bid/Ask Midpoint Below Net Asset Value
	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
12 Months Ended 12/31/2019	65	1	0	0
Total Return Information
The tables below compare the total return of the Fund to the total return of the Index on which it is based and each Fund’s benchmark index(es). The information presented for the Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.
“Average annual total returns” represent the average annual change in the value of an investment over the period indicated. “Cumulative total returns” represent the total change in value of an investment over the period indicated. The return information shown under “Annual Total Return” in the Fund’s summary prospectus represents the average annual total returns of the Fund as of the calendar year end, while the information presented below is as of the Fund’s fiscal year end. The net asset value per share of the Fund is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The net asset value return is based on the net asset value per share of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the shares of the Fund are listed for trading, as of the time that the Fund's net asset value is calculated. Since the shares of the Fund typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the net asset value of the Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and net asset value returns assume that all distributions have been reinvested in the Fund at Market Price and net asset value, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the index. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of shares of the Fund. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.
First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
Total Returns as of September 30, 2019
Cumulative
Inception (10/4/2018)
Fund Performance
Net Asset Value	1.32%
Market Price	1.57%
Index Performance
IPOX®−100 Europe Index	2.55%
MSCI Europe Index	0.91%

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Financial Highlights
The financial highlights table is intended to help you understand the Fund's financial performance for the periods shown. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the Annual Report to Shareholders dated September 30, 2019 and is incorporated by reference in the Fund's SAI, which is available upon request.
First Trust Exchange-Traded Fund II
Financial Highlights
For a share outstanding throughout each period
First Trust IPOX® Europe Equity Opportunities ETF (FPXE)
Period Ended 9/30/2019 (a)
Net asset value, beginning of period	$19.70
Income from investment operations:
Net investment income (loss)	0.33
Net realized and unrealized gain (loss)	(0.06)
Total from investment operations	0.27
Distributions paid to shareholders from:
Net investment income	(0.31)
Net asset value, end of period	$19.66
Total Return (b)	1.32%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$1,966
Ratios to average net assets:
Ratio of total expenses to average net assets	0.70%(c)
Ratio of net investment income (loss) to average net assets	1.77%(c)
Portfolio turnover rate (d)	67%
(a)	Inception date for the Fund is October 4, 2018 which is consistent with the Fund’s commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
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Other Information
Continuous Offering
The Fund issues, on a continuous offering basis, its shares in one or more groups of a fixed number of Fund shares (each such group of such specified number of individual Fund shares, a “Creation Unit Aggregation”). The method by which Creation Unit Aggregations of Fund shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent shares and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of the Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.
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First Trust Exchange-Traded Fund II

First Trust IPOX® Europe Equity Opportunities ETF
For More Information
For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this prospectus, contains detailed information on the Fund's policies and operation. Additional information about the Fund's investments is available in the annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund's performance during the last fiscal year. The Fund's most recent SAI, annual and semi-annual reports and certain other information are available free of charge by calling the Fund at (800) 621-1675, on the Fund's website at www.ftportfolios.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.
You may obtain this and other information regarding the Fund, including the SAI and the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC’s website is free of charge. Visit the SEC’s online EDGAR database at www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187
(800) 621-1675
www.ftportfolios.com
SEC File #: 333-143964
811-21944

STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-21944
First Trust Exchange-Traded Fund II
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust BICK Index Fund	BICK	Nasdaq
First Trust Cloud Computing ETF	SKYY	Nasdaq
First Trust Dow Jones Global Select Dividend Index Fund	FGD	NYSE Arca
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FFR	NYSE Arca
First Trust Global Engineering and Construction ETF	FLM	NYSE Arca
First Trust Global Wind Energy ETF	FAN	NYSE Arca
First Trust Indxx Global Agriculture ETF	FTAG	Nasdaq
First Trust Indxx Global Natural Resources Income ETF	FTRI	Nasdaq
First Trust International Equity Opportunities ETF	FPXI	Nasdaq
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	GRID	Nasdaq
First Trust Nasdaq Cybersecurity ETF	CIBR	Nasdaq
First Trust NASDAQ Global Auto Index Fund	CARZ	Nasdaq
First Trust STOXX® European Select Dividend Index Fund	FDD	NYSE Arca
DATED FEBRUARY 3, 2020
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 3, 2020, as it may be revised from time to time (the “Prospectus”), for each of the First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust Indxx Global Agriculture ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust International Equity Opportunities ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Nasdaq Cybersecurity ETF, First Trust NASDAQ Global Auto Index Fund and First Trust STOXX® European Select Dividend Index Fund (each, a “Fund” and collectively, the “Funds”), each a series of the First Trust Exchange-Traded Fund II (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated September 30, 2019, which was filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2019. The financial statements from the Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.
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General Description of the Trust and the Funds
The Trust was organized as a Massachusetts business trust on July 6, 2006 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in sixteen series. Each of the Funds to which this SAI relates and its status as a diversified or non-diversified series is listed below.
Fund Name	Classification
First Trust BICK Index Fund	Diversified
First Trust Cloud Computing ETF	Diversified
First Trust Dow Jones Global Select Dividend Index Fund	Diversified
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	Diversified
First Trust Global Engineering and Construction ETF	Diversified
First Trust Global Wind Energy ETF	Non-diversified
First Trust Indxx Global Agriculture ETF	Non-diversified
First Trust Indxx Global Natural Resources Income ETF	Non-diversified
First Trust International Equity Opportunities ETF	Non-diversified
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	Non-diversified
First Trust Nasdaq Cybersecurity ETF	Non-diversified
First Trust NASDAQ Global Auto Index Fund	Non-diversified
First Trust STOXX® European Select Dividend Index Fund	Diversified
On December 18, 2015, First Trust ISE Global Copper Index changed its name to First Trust Indxx Global Natural Resources Income ETF and First Trust ISE Global Platinum Index Fund changed its name to First Trust Indxx Global Agriculture ETF. On December 21, 2015, First Trust Nasdaq CEA Cybersecurity ETF changed its name to First Trust Nasdaq Cybersecurity ETF. On December 13, 2016, First Trust ISE Cloud Computing Index Fund changed its name to First Trust Cloud Computing ETF; First Trust ISE Global Engineering and Constructing Index Fund changed its name to First Trust Global Engineering and Construction ETF; and, First Trust ISE Global Wind Energy Index Fund changed its name to First Trust Global Wind Energy ETF. On January 2, 2019, First Trust International IPO ETF changed its name to First Trust International Equity Opportunities ETF.
This SAI relates to the Funds. Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contractor agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
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The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of a Fund, then such shareholder may be obligated to reimburse a Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person, other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of
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Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Funds are advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of each Fund list and principally trade on NYSE Arca, Inc., an affiliate of NYSE EuronextSM (“NYSE Arca”), or The Nasdaq Stock Market LLC (“Nasdaq”), as shown on the cover of this SAI. The shares of each Fund will trade on NYSE Arca or Nasdaq at market prices that may be below, at or above net asset value. Each Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), and generally, with the exception of First Trust BICK Index Fund, in exchange for a basket of securities (the “Deposit Securities”) included in each Fund’s corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units of First Trust BICK Index Fund are generally issued and redeemed for a Cash Component and, in certain circumstances, in exchange for its corresponding Deposit Securities. Creation Units are aggregations of 50,000 shares of a Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of an Exchange necessary to maintain the listing of shares of a Fund will continue to be met. An Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of an Exchange, makes further dealings on an Exchange inadvisable. An Exchange will remove the shares of a Fund from listing and trading upon termination of such Fund.
As in the case of other stocks traded on an Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Funds reserve the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.
Investment Objectives and Policies
The Prospectus describes the investment objectives and certain policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.
Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund:
(1)	A Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	Except for the First Trust Nasdaq Cybersecurity ETF, a Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination
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of (i) and (ii) shall not exceed 33⅓% of the value of a Fund’s total assets (including the amount borrowed), less a Fund’s liabilities (other than borrowings). The First Trust Nasdaq Cybersecurity ETF may not borrow money, except as permitted under the 1940 Act.
(3)	A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of a Fund’s total assets.
(6)	A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Index is based on concentrations in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Funds are not permitted to issue senior securities, except that a Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then a Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Funds’ ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
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Investment Strategies
The following information supplements the discussion of each Fund’s investment objective, policies and strategies that appears in the Prospectus.
Under normal circumstances, each Fund will invest at least 90% of its net assets (including any investment borrowings) in the equity securities that comprise the index it seeks to track (each, an “Index” and collectively, the “Indices”). Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy.
The table below sets forth each Fund’s Index. FTSE International Limited serves as the index provider for the Index tracked by the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. Indxx, LLC serves as the index provider for the Indices tracked by the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources Income ETF. IPOX® Schuster LLC serves as the index provider for the Index tracked by the First Trust International Equity Opportunities ETF. Nasdaq, Inc. serves as the index provider for the Indices tracked by the First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Global Engineering and Construction ETF, First Trust Nasdaq Cybersecurity ETF, First Trust NASDAQ Global Auto Index Fund and First Trust Global Wind Energy ETF. Nasdaq, Inc. and Clean Edge, Inc. serve as the index provider for the Index tracked by the First Trust NASDAQ Clean Edge Smart Grid Infrastructure Index Fund. S&P Dow Jones Indices LLC serves as the index provider for the Indices tracked by the First Trust Dow Jones Global Select Dividend Index Fund and First Trust Dow Jones International Internet ETF. STOXX Limited serves as the index provider for the Index tracked by the First Trust STOXX European Select Dividend Index Fund. FTSE International Limited, Indxx, LLC, IPOX® Schuster LLC, Nasdaq, Inc., Clean Edge, Inc., S&P Dow Jones Indices LLC and STOXX Limited may individually be referred to throughout this statement of additional information as an “Index Provider” and collectively as the “Index Providers.”
Fund	Index
First Trust BICK Index Fund	ISE BICKTM (Brazil, India, China, South Korea) Index
First Trust Cloud Computing ETF	ISE CTA Cloud ComputingTM Index
First Trust Dow Jones Global Select Dividend Index Fund	Dow Jones Global Select Dividend Index
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FTSE EPRA/NAREIT Developed Index
First Trust Global Engineering and Construction ETF	ISE Global Engineering and ConstructionTM Index
First Trust Global Wind Energy ETF	ISE Clean Edge Global Wind EnergyTM Index
First Trust Indxx Global Agriculture ETF	Indxx Global Agriculture Index
First Trust Indxx Global Natural Resources Income ETF	Indxx Global Natural Resources Income Index
First Trust International Equity Opportunities ETF	IPOX® International Index
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM
First Trust Nasdaq Cybersecurity ETF	Nasdaq CTA Cybersecurity IndexSM
First Trust NASDAQ Global Auto Index Fund	NASDAQ OMX Global Auto IndexSM
First Trust STOXX® European Select Dividend Index Fund	STOXX® Europe Select Dividend 30 Index
Types of Investments
Depositary Receipts. The Funds may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
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Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.
Fixed Income Investments and Cash Equivalents. Normally, the Funds invest substantially all of their assets to meet their investment objectives. However, for temporary or defensive purposes, the Funds may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by each Fund may include, without limitation, the types of investments set forth below.
(1)	A Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, each Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.
(2)	A Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. A Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	A Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	A Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during
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its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which a Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	A Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	A Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	A Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause a Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, a Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for a Fund to lose money by investing in money market funds.
Illiquid Securities. The Funds may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act and repurchase agreements with maturities in excess of seven days, among others. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under a Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable,
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the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.
Certain of a Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent a Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, a Fund is authorized to enter into various currency exchange transactions.
Real Estate Investment Trusts. Real estate investment trusts (“REITs”) are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.
Portfolio Turnover
The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund’s investment portfolio that is bought and sold during a year is known as a Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings.
Portfolio Turnover Rate
Fund	Fiscal Year Ended September 30,
	2019	2018
First Trust BICK Index Fund	66%	65%
First Trust Cloud Computing ETF	85%	7%
First Trust Dow Jones Global Select Dividend Index Fund	31%	31%
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	7%	9%
First Trust Global Engineering and Construction ETF	14%	16%
First Trust Global Wind Energy ETF	30%	22%
First Trust Indxx Global Agriculture ETF	20%	30%
First Trust Indxx Global Natural Resources Income ETF	84%	50%
First Trust International Equity Opportunities ETF	98%	83%
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	31%	60%
First Trust Nasdaq Cybersecurity ETF	58%	56%
First Trust NASDAQ Global Auto Index Fund	24%	16%
First Trust STOXX® European Select Dividend Index Fund	24%	35%
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Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Funds, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of their total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select the First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities or other high-grade debt obligations equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see "Securities Lending Risk" below for a description of the risks associated with securities lending activities.
The following tables describe the securities lending activities of each Fund that engaged in securities lending activities during the fiscal year ended September 30, 2019:
FIRST TRUST CLOUD COMPUTING ETF
Gross income from securities lending activities	$547,749
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	33,057
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	3,954
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	248,368
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	285,379
Net income from securities lending activities	$262,370
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FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF
Gross income from securities lending activities	$12,664
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	1,393
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	44
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	1,624
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	3,061
Net income from securities lending activities	$9,603
FIRST TRUST GLOBAL WIND ENERGY ETF
Gross income from securities lending activities	$109,042
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	12,201
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	472
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	13,415
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	26,088
Net income from securities lending activities	$82,954
FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF
Gross income from securities lending activities	$2,597
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	228
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	10
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	411
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	649
Net income from securities lending activities	$1,948
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FIRST TRUST NASDAQ® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEX FUND
Gross income from securities lending activities	$32,702
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	3,106
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	299
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	9,198
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	12,603
Net income from securities lending activities	$20,099
FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND
Gross income from securities lending activities	$18,588
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	1,612
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	121
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	4,916
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	6,649
Net income from securities lending activities	$11,939
The services provided by Brown Brothers Harriman & Co., as securities lending agent for the Funds, include: the coordination and selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the Funds’ approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling and arranging the return of loaned securities to the Funds upon termination of the loan.
Sublicense Agreements
The Trust, on behalf of each Fund, has entered into a sublicense agreement (each a “Sublicense Agreement”) with First Trust, FTP and each Fund’s corresponding Index Provider that grants each Fund and First Trust an exclusive and transferable sublicense to use certain intellectual property of such Index Provider in connection with the issuance, distribution, marketing and/or promotion of the applicable Fund. Pursuant to each Sublicense Agreement, the Trust, on behalf of each Fund, and First Trust have agreed to be bound by certain provisions of the product license agreement by and between the corresponding Index Provider and FTP (each a “Product License Agreement”).
Pursuant to each Product License Agreement, First Trust will pay each Index Provider an annual license fee. Under Sublicense Agreements for the First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund and First Trust STOXX® European Select Dividend Index Fund, each such Fund will reimburse First Trust for its costs associated with the Product License Agreement in the amount set forth below.
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Fund	Index	Index Provider	Annual License Fee
First Trust Dow Jones Global Select Dividend Index Fund	Dow Jones Global Select Dividend IndexSM	S&P Dow Jones Indices LLC	Greater of: (i) one quarter of 0.05% of the average net assets in the Fund (at any quarter end) or (ii) 10% of the percentage of Fund assets paid for Fund operating expenses and management fees, including 12b–1 fees, administrative fees, and all other asset-based costs of the Fund (excluding brokerage costs), provided, that, this fee does not exceed 0.08% of the average net assets (at any quarter end), and further, provided, that, the minimum annual payment will be $25,000.
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	FTSE EPRA/NAREIT Developed Markets Real Estate Index	FTSE International Limited	0.12% of the average daily net assets of the Fund.
First Trust Global Engineering and Construction ETF	ISE Global Engineering and ConstructionTM Index	Nasdaq, Inc.	0.10% of the average daily net assets of the Fund.
First Trust Global Wind Energy ETF	ISE Clean Edge Global Wind EnergyTM Index	Nasdaq, Inc.	0.10% of the average daily net assets of the Fund.
First Trust NASDAQ® Smart Grid Infrastructure Index Fund	NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM	Nasdaq, Inc.	0.09% of the average daily net assets of the Fund.
First Trust STOXX® European Select Dividend Index Fund	Dow Jones STOXX® Select Dividend 30 Index	STOXX Limited	0.06% of the average daily net assets of the Fund, assessed quarterly, provided that, the minimum annual payment shall be $75,000.
Investment Risks
The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.
Overview
An investment in a Fund should be made with an understanding of the risks that an investment in the Fund’s shares entails, including the risk that the financial condition of the issuers of the securities held by a Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.
Common Stocks Risk
Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
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Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund’s purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation, which are senior to those of common stockholders.
Depositary Receipts Risk
Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional Depositary Receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Funds may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Dividends Risk
Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.
Liquidity Risk
Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in a Fund may be in the OTC market. As a result, the existence of a liquid trading market for
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the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.
Listing Standards Risk
Each Fund is required by its Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require the Fund to incur a loss, and as a result, a Fund’s performance could be impacted.
Litigation Risk
At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Funds. The Funds are unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Funds.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non-U.S. investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Authorization, Custody and Settlement Risk for Non-U.S. Securities
Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.
Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of a Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which a Fund may invest, a Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.
Certain countries in which a Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.
Share blocking may prevent a Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.
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Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.
Share blocking may present operational challenges for a Fund and authorized participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and a Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by a Fund or transfer agent.
As a result, the Advisor, on behalf of a Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.
Real Estate Investment Trust Risk
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.
Securities Lending Risk
Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of a Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of a Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for a Fund and its shareholders. For instance, substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.
Small and Mid Capitalization Companies Risk
Certain of the equity securities in certain Funds may be small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.
The prices of small and mid capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.
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Management of the Funds
Trustees and Officers
The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Funds. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	169 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	169 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	169 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	169 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	169 Portfolios	None

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Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with six portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 148 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Funds, including general supervision of the duties performed for the Funds under the investment management agreement between the Trust, on behalf of the Funds, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Funds' investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds,
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the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Funds' business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Funds' business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Funds' service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Funds' activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held four meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Funds should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal year, the Nominating and Governance Committee held four meetings.
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The Valuation Committee is responsible for the oversight of the valuation procedures of the Funds (the "Valuation Procedures"), for determining the fair value of the Funds' securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing each Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held six meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 169 portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of the ETFs advised by First Trust.
Risk Oversight
As part of the general oversight of the Funds, the Board is involved in the risk oversight of the Funds. The Board has adopted and periodically reviews policies and procedures designed to address each Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Funds' and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds' and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor each Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including each Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Funds. The Valuation Committee monitors valuation risk and compliance with the Funds' Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Funds and their service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause a Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Funds, their service providers, or issuers of the securities in which the Funds invest to reduce cyber security risks will succeed, and the Funds cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Funds and/or their shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals. As a result of the foregoing and other factors, the Funds' ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
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Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–present), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex
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rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by  the Funds and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended September 30, 2019 and the calendar year ended December 31, 2019, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Total Compensation from the Funds (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$24,759	$458,125
Thomas R. Kadlec	$24,366	$451,450
Robert F. Keith	$24,560	$454,098
Niel B. Nielson	$23,817	$440,930
(1)	The compensation paid by the Funds to the Independent Trustees for the fiscal year ended September 30, 2019 for services to the Funds.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 169 portfolios existing in 2019, which consisted of 6 open-end mutual funds, 15 closed-end funds and 148 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:
Dollar Range of Equity Securities in the Funds
	Interested Trustee	Independent Trustees
Fund	James A. Bowen	Richard E. Erickson	Thomas R. Kadlec	Robert F. Keith	Niel B. Nielson
First Trust Dow Jones Global Select Dividend Index Fund	None	$10,001–$50,000	None	$10,001–$50,000	$1–$10,000
First Trust STOXX® European Select Dividend Index Fund	None	$10,001–$50,000	None	None	None
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	None	$10,001–$50,000	None	None	None
First Trust Global Engineering and Construction ETF	None	None	None	None	$1–$10,000
First Trust BICK Index Fund	None	None	None	$1-$10,000	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
As of December 31, 2019, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.
As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of each Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of December 31, 2019, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of a Fund (the “Principal
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Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of December 31, 2019. The Funds do not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Funds subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust (the “Expense Cap Investment Management Agreement”), on behalf of First Trust Dow Jones Global Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Global Engineering and Construction ETF, First Trust Global Wind Energy ETF, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund and First Trust STOXX® European Select Dividend Index Fund (the “Expense Cap Funds”), First Trust manages the investment of each Expense Cap Fund's assets and is paid an annual management based upon such Fund's average daily net assets at the rate set forth below.
Each Expense Cap Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. First Trust has agreed to waive fees and/or reimburse expenses of each Expense Cap Fund to the extent necessary to prevent the operating expenses of each Expense Cap Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding (as a percentage of average daily net assets) the amounts set forth in the table below at least until January 31, 2021. Expenses reimbursed and fees waived under such agreements are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred by such Expense Cap Fund, but no reimbursement payment will be made by the Expense Cap Funds at any time if it would result in a Expense Cap Fund’s expenses exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation.
Expense Cap Funds	Annual Management Fee	Expense Cap
Firs Trust Dow Jones Global Select Dividend Index Fund	0.40% of average daily net assets	0.60% of average daily net assets
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	0.40% of average daily net assets	0.60% of average daily net assets
First Trust Global Engineering and Construction ETF	0.40% of average daily net assets	0.70% of average daily net assets
First Trust Global Wind Energy ETF	0.40% of average daily net assets	0.60% of average daily net assets
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	0.40% of average daily net assets	0.70% of average daily net assets
First Trust STOXX® European Select Dividend Index Fund	0.40% of average daily net assets	0.60% of average daily net assets
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Pursuant to an investment management agreement between First Trust and the Trust, (the “Unitary Fee Investment Management Agreement”), on behalf of First Trust BICK Index Fund , First Trust Indxx Global Agriculture ETF, First Trust Indxx Global Natural Resources Income ETF, First Trust International Equity Opportunities ETF, First Trust Cloud Computing ETF, First Trust Nasdaq Cybersecurity ETF and First Trust NASDAQ Global Auto Index Fund (the “Unitary Fee Funds”), First Trust manages each Unitary Fee Fund's assets and is paid an annual unitary management fee based upon such Fund's average daily net assets at the rate set forth in the table below and is responsible for paying all expenses of the Unitary Fee Funds, excluding the fee payments under the Unitary Fee Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, acquired fund fees and expenses, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
Unitary Fee Fund	Annual Management Fee
First Trust BICK Index Fund	0.64% of average daily net assets
First Trust Cloud Computing ETF	0.60% of average daily net assets
First Trust Indxx Global Agriculture ETF	0.70% of average daily net assets
First Trust Indxx Global Natural Resources Income ETF	0.70% of average daily net assets
First Trust International Equity Opportunities ETF	0.70% of average daily net assets
First Trust Nasdaq Cybersecurity ETF	0.60% of average daily net assets
First Trust NASDAQ Global Auto Index Fund	0.70% of average daily net assets
Under the Investment Management Agreements, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreements terminate automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the management fees (net of fee waivers and expense reimbursements, where applicable) paid by each Expense Cap Fund to First Trust, and the fees waived and expenses reimbursed by First Trust, for the specified periods. The second table sets forth the unitary management fee paid by each Unitary Fee Fund to First Trust for the specified periods.
	Amount of Management Fees (Net of Fee Waivers and Expense Reimbursements by First Trust)			Amount of Fees Waived and Expenses Reimbursed By First Trust
Fund	Fiscal Year Ended September 30,			Fiscal Year Ended September 30,
	2019	2018	2017	2019	2018	2017
First Trust Dow Jones Global Select Dividend Index Fund	$1,965,335	$1,993,748	$1,556,630	$0	$0	$0
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	$52,509	$71,359	$186,280	$140,904	$117,546	$60,987
First Trust Global Engineering and Construction ETF	$0	$41,575	$28,555	$57,523	$33,419	$33,893
First Trust Global Wind Energy ETF	$207,671	$295,252	$237,892	$83,187	$71,385	$93,898
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$78,891	$118,602	$53,113	$32,068	$13,940	$28,627
First Trust STOXX® European Select Dividend Index Fund	$1,364,250	$2,147,598	$1,263,832	$0	$0	$0

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Amount of Unitary Fees
Fund	Fiscal Year Ended September 30,
	2019	2018	2017
First Trust BICK Index Fund	$939,952	$1,458,551	$434,250
First Trust Cloud Computing ETF	$12,302,571	$9,050,487	$4,681,433
First Trust Indxx Global Agriculture ETF	$28,551	$46,449	$41,663
First Trust Indxx Global Natural Resources Income ETF	$58,038	$62,078	$70,264
First Trust International Equity Opportunities ETF	$164,805	$173,527	$42,152
First Trust Nasdaq Cybersecurity ETF	$4,984,555	$3,200,469	$1,202,039
First Trust NASDAQ Global Auto Index Fund	$133,800	$141,454	$140,586
Investment Committee.    The Investment Committee of First Trust (the “Investment Committee”) is primarily responsible for the day-to-day management of the Funds. There are currently six members of the Investment Committee, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Daniel J. Lindquist	Chairman of the Investment Committee and Managing Director	Since 2004	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	Chief Operating Officer, Chief Investment Officer and Managing Director	Since 1997	Chief Operating Officer (2016 to present), Chief Investment Officer and Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Senior Vice President	Since 2005	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Chris A. Peterson	Senior Vice President	Since 2000	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Daniel J. Lindquist:  Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.
David G. McGarel:  As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration.
Jon C. Erickson:  As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
Roger F. Testin:  As head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group.
Stan Ueland:  Mr. Ueland is a Senior Vice President and is responsible for executing the investment strategies of the Funds.
Chris A. Peterson:  Mr. Peterson is a Senior Vice President and head of the strategy research group at First Trust. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies.
As of September 30, 2019, Mr. Lindquist, Mr. McGarel and Mr. Testin beneficially owned shares of a Fund. Mr. Lindquist beneficially owned shares of First Trust Cloud Computing ETF, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund and First Trust BICK Index Fund in the amount of $10,001-$50,000, respectively. Mr. McGarel beneficially owned shares of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund in the amount of $1-$10,000 and First Trust NASDAQ Cybersecurity ETF in the amount of $50,001-$100,000. Mr. Testin beneficially owned shares of First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund in the amount of $1-$10,000.
Compensation.    The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.  Salaries are determined by management
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and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm.  Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolios.  In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel, Mr. Ueland and Mr. Peterson also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.
Accounts Managed by Investment Committee
The Investment Committee manages the investment vehicles (other than the Funds) with the number of accounts and assets, as of the fiscal year ended September 30, 2019, set forth in the table below:
Investment Committee Member	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Dan Lindquist	99 ($48,364,127,067)	35 ($850,974,836)	1,570 ($574,925,539)
David McGarel	99 ($48,364,127,067)	35 ($850,974,836)	1,570 ($574,925,539)
Jon Erickson	98 ($48,364,127,067)	35 ($850,974,836)	1,570 ($574,925,539)
Roger Testin	98 ($48,364,127,067)	35 ($850,974,836)	1,570 ($574,925,539)
Stan Ueland	92 ($47,313,415,281)	28 ($734,461,332)	N/A
Chris Peterson	99 ($48,364,127,067)	31 ($753,136,379)	1,570 ($574,925,539)
Conflicts.    None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section  28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
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Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods. Significant variations in the amount a Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of a Fund or changes to a Fund’s portfolio holdings.
Aggregate Amount of Brokerage Commissions
Fund	Fiscal Year Ended September 30,
	2019	2018	2017
First Trust BICK Index Fund	$232,090	$274,576	$254,432
First Trust Cloud Computing ETF	$938,091	$51,859	$49,971
First Trust Dow Jones Global Select Dividend Index Fund	$154,450	$149,715	$129,970
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	$2,896	$3,140	$2,799
First Trust Global Engineering and Construction ETF	$1,762	$3,190	$3,379
First Trust Global Wind Energy ETF	$21,491	$20,607	$68,681
First Trust Indxx Global Agriculture ETF	$1,063	$1,896	$2,076
First Trust Indxx Global Natural Resources Income ETF	$6,436	$5,257	$7,100
First Trust International Equity Opportunities ETF	$24,458	$18,844	$4,712
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$7,295	$19,474	$8,854
First Trust Nasdaq Cybersecurity ETF	$234,510	$190,839	$89,398
First Trust NASDAQ Global Auto Index Fund	$5,807	$3,421	$5,077
First Trust STOXX® European Select Dividend Index Fund	$80,302	$170,593	$68,201
During the last fiscal year First Trust STOXX® European Select Dividend Index Fund held securities of UBS Securities LLC, a regular broker or dealer of the Fund as defined in Rule 10b-1 under the 1940 Act. As of September 30, 2019, the Fund’s investment was 3.72% of the Fund’s net assets.
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Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor,
Index Providers and Exchanges
Administrator and Fund Accounting Agent. The Trust has appointed The Bank of New York Mellon (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, to serve as the Funds’ administrator and provide the Funds with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM generally will assist in many aspects of the Trust’s and the Funds’ operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
Custodian. The Trust has appointed BNYM to serve as the Funds’ custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BNYM is generally responsible for the safekeeping of the Funds’ assets and performing various other administrative duties set forth in the agreement.
Transfer Agent. The Trust has appointed BNYM to serve as the Funds’ transfer agent and dividend disbursing agent pursuant to a transfer agency and service agreement (the “Transfer Agency Agreement”). Pursuant to the terms of the Transfer Agency Agreement, BNYM is responsible for performing and facilitating the purchases and redemptions of Creation Unit Aggregations, as well as performing other customary services of a transfer agent and dividend disbursing agent.
As set forth in the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of each Fund, has agreed to indemnify and hold harmless BNYM from certain costs, expenses, damages, liabilities or claims which are sustained or incurred or which may be asserted against BNYM, provided that such costs, expenses, damages, liabilities and claims did not result from BNYM’s own negligence or willful misconduct.
As compensation for the services provided by BNYM under the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of each Fund, has agreed to pay to BNYM such compensation as may be specifically agreed upon from time to time and reimburse BNYM for out-of-pocket expenses which are a normal incident of the services provided under the agreements. Pursuant to the terms of the Unitary Fee Investment Management Agreement, the Unitary Fee Funds do not directly pay BNYM for these services, as First Trust has assumed responsibility for the payment of these expenses out of the unitary management fee it receives from such Unitary Fee Funds. Each Expense Cap Fund is responsible for the payment of these expenses. The following table sets forth the amounts paid by each Expense Cap Fund to BNYM for the specified periods.
Fund Administration and Accounting
Fund	Fiscal Year Ended September 30,
	2019	2018	2017
First Trust Dow Jones Global Select Dividend Index Fund	$250,335	$252,271	$184,101
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	$29,992	$29,470	$3,190
First Trust Global Engineering and Construction ETF	$7,911	$11,612	$1,557
First Trust Global Wind Energy ETF	$38,142	$47,554	$37,728
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	$15,501	$18,080	$9,120
First Trust STOXX® European Select Dividend Index Fund	$173,862	$270,503	$154,772
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
For the fiscal years ended September 30, 2017, September 30, 2018 and September 30, 2019 there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Funds for those years.
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12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by a Fund under the Plan, and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before January 31, 2021.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).
Index Providers. The Indices are compiled by the Index Providers. First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.
First Trust Dow Jones Global Select Dividend Index Fund
“Dow Jones” is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and is licensed for use by S&P Dow Jones Indices LLC and sublicensed for use by First Trust. The First Trust Dow Jones Global Select Dividend Index Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, their affiliates or licensors (collectively, “S&P Dow Jones”). S&P Dow Jones makes no representation or warranty, express or implied, to the owners of the First Trust Dow Jones Global Select Dividend Index Fund or any member of the public regarding the advisability of trading in the First Trust Dow Jones Global Select Dividend Index Fund. S&P Dow Jones’ only relationship to First Trust with respect to the Select Dividend Index is the licensing of the Dow Jones Global Select Dividend Index and certain related trademarks. The Select Dividend Index is determined, composed and calculated by S&P Dow Jones without regard to First Trust or the First Trust Dow Jones Global Select Dividend Index Fund. S&P Dow Jones has no obligation to take the needs of First Trust or the owners of the First Trust Dow Jones Global Select Dividend Index Fund into consideration in determining, composing or calculating the Dow Jones Global Select Dividend IndexSM. S&P Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the First Trust Dow Jones Global Select Dividend Index Fund to be listed or in the determination or calculation of the equation by which the First Trust Dow Jones Global Select Dividend Index Fund is to be converted into cash. S&P Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the First Trust Dow Jones Global Select Dividend Index Fund.
S&P DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTION THEREIN. S& P DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE
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DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA RELATED THERETO. S&P DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES GLOBAL SELECT DIVIDEND INDEXSM OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES AND FIRST TRUST.
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund
The shares of the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund are not in any way sponsored, endorsed, sold or promoted by FTSE International Limited (“FTSE”) or by the London Stock Exchange Plc (the “London Exchange”), The Financial Times Limited (“FT”), Euronext N.V. (“Euronext”), European Public Real Estate Association (“EPRA”) and National Association of Real Estate Investment Trusts (“NAREIT”) and neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Index and/or the figure at which the said Developed Index stands at any particular time on any particular day or otherwise. The Developed Index is compiled and calculated by FTSE. However, neither FTSE, Euronext, London Exchange, FT, EPRA nor NAREIT shall be liable (whether in negligence or otherwise) to any person for any error in the Index and neither FTSE, Euronext, London Exchange, FT, EPRA or NAREIT shall be under any obligation to advise any person of any error therein.
FTSE® is a trademark of the London Exchange and the FT and is used by FTSE under license. EPRA® is a trademark of the EPRA and NAREIT® is a trademark of the NAREIT.
First Trust Indxx Global Agriculture ETF
First Trust Indxx Global Natural Resources Income ETF
The First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources Income ETF are not sponsored, endorsed, sold or promoted by Indxx, LLC (“Indxx”). Indxx makes no representation or warranty, express or implied, to the owners of the First Trust Indxx Global Agriculture ETF and First Trust Indxx Global Natural Resources Income ETF (“Indxx Funds”) or any member of the public regarding the advisability of trading in the Indxx Funds. Indxx’s only relationship to First Trust is the licensing of certain trademarks and trade names of Indxx and of the Indexes which are determined, composed and calculated by Indxx without regard to First Trust or the Indxx Funds. Indxx has no obligation to take the needs of First Trust or the owners of the Funds into consideration in determining, composing or calculating the Index. Indxx is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Indxx Funds to be listed or in the determination or calculation of the equation by which the Indxx Funds are to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Indxx Funds.
INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN AND INDXX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE INDXX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDXX AND FIRST TRUST.
First Trust International Equity Opportunities ETF
The First Trust International Equity Opportunities ETF is not sponsored, endorsed, sold or promoted by IPOX® Schuster LLC (“IPOX®”). IPOX® makes no representation or warranty, express or implied, to the owners of the First Trust International Equity Opportunities ETF or any member of the public regarding the advisability of trading in the First Trust International Equity Opportunities ETF. IPOX®’s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX® and of the U.S. IPOX® International Index, which is determined, composed and calculated by IPOX® without regard to First Trust or the First Trust International Equity Opportunities ETF.
IPOX® IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX® SCHUSTER LLC AND IPOX® SCHUSTER, IPOX®-100 AND IPOX®-30 ARE TRADEMARKS AND SERVICE MARKS OF IPOX® SCHUSTER LLC (WWW.IPOXSCHUSTER.COM)
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AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX® SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT. A patent with respect to the IPOX® index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX® is a registered international trademark of IPOX® (www.ipoxschuster.com).
First Trust BICK Index Fund
First Trust Cloud Computing ETF
First Trust Global Engineering and Construction ETF
First Trust Nasdaq Cybersecurity ETF
First Trust NASDAQ Global Auto Index Fund
The First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Global Engineering and Construction ETF, First Trust Nasdaq Cybersecurity ETF and First Trust NASDAQ Global Auto Index Fund are not sponsored, endorsed, sold or promoted by Nasdaq, Inc., or their affiliates (Nasdaq, Inc., collectively with its affiliates, is referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the First Trust BICK Index Fund, First Trust Cloud Computing ETF, First Trust Global Engineering and Construction ETF, First Trust Nasdaq Cybersecurity ETF and First Trust NASDAQ Global Auto Index Fund (the “Nasdaq Funds”). The Corporations make no representation or warranty, express or implied to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly, or the ability of the ISE BICKTM (Brazil, India, China, South Korea) Index, ISE CTA Cloud ComputingTM Index, ISE Global Engineering and ConstructionTM Index, Nasdaq CTA Cybersecurity IndexSM, or NASDAQ OMX Global Auto IndexSM to track general stock market or sector performance. The Corporations’ only relationship to First Trust Advisors L.P. (“Licensee”) is in the licensing of: (a) certain intellectual property, including the ISE BICKTM (Brazil, India, China, South Korea) Index, ISE CTA Cloud ComputingTM Index, ISE Global Engineering and ConstructionTM Index, Nasdaq CTA Cybersecurity IndexSM, NASDAQ OMX Global Auto IndexSM and certain trade names, trademarks or service marks of the Corporations; and (b) the use of the ISE BICKTM (Brazil, India, China, South Korea) Index, ISE CTA Cloud ComputingTM Index, ISE Global Engineering and ConstructionTM Index, Nasdaq CTA Cybersecurity IndexSM, or NASDAQ OMX Global Auto IndexSM which each is determined and composed by the Corporations without regard to Licensee or the Nasdaq Funds, as a benchmark or a component of a pricing or settlement mechanism for each Fund. The Corporations neither recommend nor endorse any investment in the Indices or any Nasdaq Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Nasdaq Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq Funds. Neither the Indices nor the Nasdaq Funds should be construed as investment advice by the Corporations.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE ISE BICKTM (BRAZIL, INDIA, CHINA, SOUTH KOREA) INDEX, ISE CTA CLOUD COMPUTINGTM INDEX, ISE GLOBAL ENGINEERING AND CONSTRUCTIONTM INDEX, NASDAQ CTA CYBERSECURITY INDEXSM OR NASDAQ OMX GLOBAL AUTO INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE OR THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISE BICKTM (BRAZIL, INDIA, CHINA, SOUTH KOREA) INDEX, ISE CTA CLOUD COMPUTINGTM INDEX, ISE GLOBAL ENGINEERING AND CONSTRUCTIONTM INDEX, NASDAQ CTA CYBERSECURITY INDEXSM, or NASDAQ OMX GLOBAL AUTO INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ISE BICKTM (BRAZIL, INDIA, CHINA, SOUTH KOREA) INDEX, ISE CTA CLOUD COMPUTINGTM INDEX, ISE GLOBAL ENGINEERING AND CONSTRUCTIONTM INDEX, NASDAQ CTA CYBERSECURITY INDEXSM OR NASDAQ OMX GLOBAL AUTO INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund
First Trust Global Wind Energy ETF
The First Trust Global Wind Energy ETF and the First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund are not sponsored, endorsed, sold or promoted by Nasdaq, Inc., Clean Edge, Inc. (“Clean Edge”) or their affiliates (Nasdaq, Inc. and Clean Edge, collectively with their affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the First Trust Global Wind Energy ETF or First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, (the “Nasdaq Funds”). The Corporations make no representation or warranty, express or implied to the owners of the Nasdaq Funds or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly, or the ability of the ISE Clean Edge Global Wind
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EnergyTM Index or the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM, to track general stock market or sector performance. The Corporations’ only relationship to First Trust Advisors L.P. (“Licensee”) is in the licensing of: (a) certain intellectual property, including the ISE Clean Edge Global Wind EnergyTM Index and the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM, and certain tradenames, trademarks or service marks of the Corporations; and (b) the use of the ISE Clean Edge Global Wind EnergyTM Index, and the NASDAQ OMX® Clean Edge® Smart Grid Infrastructure IndexSM, which each is determined and composed by the Corporations without regard to Licensee or the Nasdaq Funds, as a benchmark or a component of a pricing or settlement mechanism for each Fund. The Corporations neither recommend nor endorse any investment in the Indices or any Nasdaq Fund based thereon. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Nasdaq Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Nasdaq Funds. Neither the Indices nor the Nasdaq Funds should be construed as investment advice by the Corporations.
THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, THE NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE OR THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, the NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALLWARRANTIES OFMERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ISE CLEAN EDGE GLOBAL WIND ENERGYTM INDEX, NASDAQ OMX® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEXSM, OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT,ORCONSEQUENTIALDAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
First Trust STOXX® European Select Dividend Index Fund
“ STOXX” is a trademark of STOXX and has been licensed for use for certain purposes by First Trust and the First Trust STOXX® European Select Dividend Index Fund. STOXX Limited and its licensors (the “Licensors”) have no relationship to First Trust, other than the licensing of the STOXX® Europe Select Dividend 30 Index and the related trademarks for use in connection with the First Trust STOXX® European Select Dividend Index Fund.
STOXX and its Licensors do not:
•	sponsor, endorse, sell or promote the First Trust STOXX® European Select Dividend Index Fund.
•	recommend that any person invest in the First Trust STOXX® European Select Dividend Index Fund or any other securities.
•	have any responsibility or liability for or make any decisions about the timing, amount or pricing of First Trust STOXX® European Select Dividend Index Fund.
•	have any responsibility or liability for the administration, management or marketing of the First Trust STOXX® European Select Dividend Index Fund.
•	consider the needs of the First Trust STOXX® European Select Dividend Index Fund or the owners of the First Trust STOXX® European Select Dividend Index Fund in determining, composing or calculating the STOXX® Europe Select Dividend 30 Index or have any obligation to do so.
•	STOXX and its Licensors give no warranty, and exclude any liability (whether in negligence or otherwise), in connection with the First Trust STOXX® European Select Dividend Index Fund or their performance.
•	STOXX does not assume any contractual relationship with the purchasers of the First Trust STOXX® European Select Dividend Index Fund or any other third parties.
Specifically,
•	STOXX and its Licensors do not give any warranty, express or implied, and exclude any liability about:
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○	The results to be obtained by the First Trust STOXX® European Select Dividend Index Fund, the owner of the First Trust STOXX® European Select Dividend Index Fund or any other person in connection with the use of the STOXX® Europe Select Dividend 30 Index and the data included in the STOXX® Europe Select Dividend 30 Index;
○	The accuracy, timeliness, and completeness of the STOXX® Europe Select Dividend 30 Index and its data;
○	The merchantability and the fitness for a particular purpose or use of the STOXX® Europe Select Dividend 30 Index and its data;
○	The performance of the First Trust STOXX® European Select Dividend Index Fund generally.
•	STOXX and its Licensors give no warranty and exclude any liability, for any errors, omissions or interruptions in the STOXX® Europe Select Dividend 30 Index or its data;
•	Under no circumstances will STOXX or its Licensors be liable (whether in negligence or otherwise) for any lost profits or indirect, punitive, special or consequential damages or losses, arising as a result of such errors, omissions or interruptions in the STOXX® Europe Select Dividend 30 Index or its data or generally in relation to the First Trust STOXX® European Select Dividend Index Fund, even in circumstances where STOXX or its Licensors are aware that such loss or damage may occur.
The licensing agreement between First Trust and STOXX is solely for their benefit and not for the benefit of the owners of the First Trust STOXX® European Select Dividend Index Fund or any other third parties.
STOXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND STOXX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. STOXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. STOXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL STOXX HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN STOXX AND FIRST TRUST OR THE FUND.
Additional Service Providers. First Trust has engaged certain agents (the “Calculation Agents”) to calculate and disseminate the intra-day values for the shares of the Funds. The Funds will reimburse First Trust for some or all of the fees paid for such service.
Exchanges. The only relationship that NYSE Arca has with First Trust or the Distributor of the Funds in connection with the Funds is that NYSE Arca lists the shares of certain of the Funds and disseminates the intra-day portfolio values of certain Funds pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.
The only relationship that Nasdaq has with First Trust or the Distributor of the Funds in connection with the Funds is that Nasdaq lists the shares of certain of the Funds and disseminates the intra-day portfolio values of certain Funds pursuant to its listing agreement with the Trust. Nasdaq is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Funds or in the determination or calculation of the net asset value of the Funds. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Funds.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers.  The amounts of these payments vary by intermediary.  The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary,
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(vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement.  All fees payable by First Trust under this category of services may be charged back to a Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing a Fund on its trading system) and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
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The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of a Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any
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records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided, that upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by First Trust and consequently result in intra-day portfolio values that may vary. Furthermore, in calculating the intra-day portfolio values of each Fund’s shares, the Calculation Agent shall use the exchange rates throughout the day (9:00 a.m. to 4:15 p.m. Eastern Time) that it deems to be most appropriate.
Policy Regarding Investment in Other Investment Companies. The Funds will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
Information for Investors in the European Economic Area
In relation to each Member State of the European Economic Area (“EEA”) which has implemented the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the “AIFM Directive”), the Prospectus, and any summary Prospectus or SAI relating to the Funds, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Funds are permitted to be marketed to professional investors in the relevant member state in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).
In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and the SAI may only be distributed and shares may only be offered or placed to the extent that this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).
In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:
Information for Investors in the United Kingdom
Subject always to the foregoing notice in respect of the EEA, this SAI is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorized and regulated by the Financial Conduct Authority (the “FCA”)) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA’s Conduct of Business Sourcebook. The opportunity to invest in the Funds is only available to such persons in the United Kingdom, and the Prospectus and SAI must not be relied on or acted upon by any other persons in the United Kingdom.
Information for Investors in Ireland
The distribution of this Prospectus and SAI in Ireland and the offering or purchase of shares is restricted to the individual to whom it is addressed. Accordingly, it may not be reproduced in whole or in part, nor may its contents be distributed in writing or orally to any third party and it may be read solely by the person to whom it is addressed and his/her professional advisers. Shares in the Fund will not be offered or sold by any person:
(a)	otherwise than in conformity with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 and the European Union (Alternative Investment Fund Managers) Regulations 2013, each as amended; or
(b)	in any way which would require the publication of a prospectus under the Companies Act 2014 or any regulations made thereunder; or
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(c)	in Ireland except in all circumstances that will result in compliance with all applicable laws and regulations in Ireland.
AIFM Directive Disclosures
Background. The AIFM Directive is a European Union (“EU”) directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.
To the extent not already disclosed to you prior to your investment in the Funds, the purpose of this section of the SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.
Overview of the Funds and the Service Providers. The Funds are non-EU AIFs (“AIF” means an alternative investment fund for the purposes of the AIFM Directive).
First Trust Advisors L.P. (“First Trust”) is the AIFM of the Funds (“AIFM” means an alternative investment fund manager for the purposes of the AIFM Directive). First Trust is a non-EU AIFM.
The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator, index providers and the exchanges where each Fund is listed in respect of the Funds. Further details regarding the duties and roles of such service providers can be found in the Prospectus and the SAI for the Funds.
In addition to the parties listed above, the Trust has appointed (i) Chapman and Cutler LLP as its legal counsel which advises it on US legal matters; (ii) Deloitte & Touche LLP as the Funds' auditors who undertake to audit the Funds' financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Funds' registered agent.
First Trust is not required to ensure that the Funds appoint, and the Funds have not appointed, a depositary for purposes of the AIFM Directive (a depositary in the context of the AIFM Directive, has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs). As such investors in the Funds have no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.
Investors’ Contractual Rights. In respect of each of the service providers to the Funds, investors who purchase shares in the Funds in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Funds or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding (“Derivative Action”) against the Trust or a Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.
Investment in the Funds. Investors will buy shares in the Funds in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Funds and the investor in connection with the purchase or sale of shares. While the Funds are established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Funds. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.
Redemption from the Funds. Non-US investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Funds directly. Shares can be sold throughout the trading day like other publically traded shares. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail.
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Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Funds, the Funds are subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under “Illiquid Securities” in the SAI.
Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how a Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.
First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, the Funds, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.
Information Regarding the use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Funds may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements, standby commitment agreements if, and to the extent that, such transactions are (i) disclosed in the Funds' Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Funds may cover their leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Funds may use leverage. All arrangements entered into by First Trust on behalf of the Funds which result in leverage follow the parameter of the guidance published by the SEC.
As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Funds. The total amount of leverage employed by the Funds is provided at www.ftglobalportfolios.com.
Investors should refer to the “Investment Objectives and Policies” and “Investment Strategies” section of the SAI for more details on the use and risk of leverage by the Funds.
Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Funds' fundamental policies, as described in the “Investment Objectives and Policies” section of the SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of a Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. Please refer to the SAI for further information.
Net Asset Value. The latest NAV of the Funds, and the latest NAV per share of each class of share of the Funds, is available online at: www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Funds in secondary market transactions through brokers. Shares of the Funds will therefore be available at the relevant market price rather than NAV.
The historical performance of the Funds since inception is available online at: www.ftglobalportfolios.com.
Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Funds that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.
Professional Liability Requirements/Delegation by the AIFM/Valuation. As a non-EU AIFM, First Trust is not subject to certain EU requirements relating to (i) the cover of professional liability risk by holding either additional own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made. Notwithstanding this, First Trust and the Funds continue to comply with their requirements under US law.
Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on www.ftglobalportfolios.com:
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•	the percentage of each Fund’s assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);
•	the current risk profile of each Fund and the risk management systems employed by the AIFM to manage those risks; and
•	the total amount of leverage employed by each Fund, if any.
Whenever any new arrangements for managing the liquidity of the Funds are introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect will be uploaded on the Funds' website. The Funds will ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.
A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of a Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently with the best interests of the Funds.
The Board has delegated to First Trust the proxy voting responsibilities for the Funds and has directed First Trust to vote proxies consistent with the Funds’ best interests. First Trust has engaged the services of ISS Institutional Services, Inc. (“ISS”), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Funds voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Funds’ website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Portfolio Schedule.    Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for each Fund will become available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Policy Regarding Disclosure of Portfolio Holdings.    The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. Each Fund’s portfolio holdings are also available on the Funds' website at www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.
Codes of Ethics.    In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and FTP have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Funds; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
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Creation and Redemption of Creation Unit Aggregations
Creation. The Trust issues and sells shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash—the “Cash Component”—
computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund change as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below), and must have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of AP that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such
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order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant.
For non-U.S. securities, Deposit Securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date (as defined below). If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Creation Order, together with the applicable Creation Transaction Fee (as defined below) and additional variable amounts, as described below. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement (as described below).
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders. In order to purchase Creation Units of a Fund, an Authorized Participant must submit an order to purchase for one or more Creation Units. All such orders must be received by the Funds’ transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an Authorized Participant which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Securities must be delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee and additional variable amounts, as described below. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Funds or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of such Fund are customarily traded. A custom order may be placed by an Authorized Participant in the event that the Funds permit or requires the substitution of an amount of cash to be added to the Cash Component (if applicable) to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.
The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the International Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
A Creation Unit Aggregation will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities, the payment of the Cash Component, the payment of any other cash amounts and the Creation Transaction Fee
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(as defined below) have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities have been delivered to the Custodian and each relevant subcustodian confirms to the Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
In the event that an order for a Creation Unit is incomplete on the International Contractual Settlement Date because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. The Trust may permit, in its discretion, the Authorized Participant to substitute a different security in lieu of depositing some or all of the Deposit Securities. Substitution of cash or a different security might be permitted or required, for example, because one or more Deposit Securities may be unavailable in the quantity needed or may not be eligible for trading by the Authorized Participant due to local trading restrictions or other restrictions.
To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. In addition, an order may be rejected for practical reasons such as the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held or systems failures involving computer or other information systems affecting any relevant sub-custodian. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) to BNYM that is currently $500 for the First Trust STOXX® European Select Dividend Index Fund, First Trust NASDAQ®
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Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Cloud Computing ETF, First Trust Nasdaq Cybersecurity ETF, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust International Equity Opportunities ETF, $1,000 for the First Trust Dow Jones Global Select Dividend Index Fund and First Trust Indxx Global Natural Resources Income ETF and $2,500 for the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Funds’ portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Funds’ portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
As discussed above, shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the transfer agent and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. A redeeming beneficial owner must maintain appropriate security arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of the portfolio securities are customarily traded. If such arrangements cannot be made, or it is not possible to effect deliveries of the portfolio securities in a particular jurisdiction or under certain other circumstances (for example, holders may incur unfavorable tax treatment in some countries if they are entitled to receive “in-kind” redemption proceeds), Fund shares may be redeemed for cash at the discretion of First Trust.
With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities (as defined below) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities (as defined below) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of a portfolio of securities (“Fund Securities”)—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) to BNYM that is currently $500 for the First Trust STOXX® European Select Dividend Index Fund, First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, First Trust Cloud Computing ETF, First Trust
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Nasdaq Cybersecurity ETF, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust International Equity Opportunities ETF, $1,000 for the First Trust Dow Jones Global Select Dividend Index Fund and First Trust Indxx Global Natural Resources Income ETF and $2,500 for the First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund. The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in a Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as a Fund’s portfolio is adjusted to conform to changes in the composition of the Index. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of a Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
Deliveries of Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the U.S. securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 12 calendar days following tender of a Creation Unit Aggregation.
In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Funds, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Funds’ transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNYM and marked to market daily, and that the fees of BNYM and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the affected Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BNYM according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNYM by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BNYM prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNYM on such Transmittal Date. If, however, a redemption
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order is submitted to BNYM by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to BNYM by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the listing exchange for a Fund is closed or that are otherwise not Business Days for such Fund, shareholders may not be able to redeem their shares of such Fund, or purchase and sell shares of such Fund on the listing exchange for a Fund, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.
Regular Holidays
Each Fund generally intends to effect deliveries of Creation Units and securities in its portfolio on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). A Fund may effect deliveries of Creation Units and portfolio securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for some Funds in certain circumstances. It is not expected, however, that a Fund will take more than twelve calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to a Fund during such periods are listed below. Certain holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.
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The dates of the regular holidays affecting the relevant securities markets from February 2020 through January 2021 of the below-listed countries are as follows:
Argentina	Australia	Austria	Belgium	Brazil	Canada	Chile
March 4 March 5 April 2 April 9 April 10 May 1 June 17 June 20 July 8 July 9 August 17 October 12 November 23 December 8 December 25 January 1	April 10 April 13 June 8 December 25 December 28 January 1 January 26	April 10 April 13 May 1 June 1 October 26 December 8 December 25 January 1	April 13 May 1 May 21 November 11 December 25 January 1	February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 24 December 25 December 31 January 1	February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 24 December 25 December 28 January 1	April 10 April 11 May 1 May 21 July 16 August 15 September 18 October 12 December 8 December 25 January 1
China	Denmark	Finland	France	Germany	Greece	Hong Kong
May 1 April 6 June 25 October 1 October 2 October 5 October 6 October 7 January 1	April 9 April 10 April 13 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31 January 1	January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31 January 1	April 10 April 22 May 1 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 8 May 21 June 1 December 24 December 25 December 31 January 1	March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25 December 31 January 1 January 6	February 5 February 6 February 7 April 5 April 19 April 22 May 1 May 13 June 7 July 1 October 1 October 7 December 25 December 26 January 1
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India	Ireland	Israel	Italy	Japan	Malaysia	Mexico
February 21 March 9 April 2 April 6 April 10 April 14 May 1 July 31 August 20 August 28 October 2 November 16 November 30 December 25	April 10 April 13 May 1 December 24 December 25 December 31 January 1	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 28 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7	April 10 April 13 May 1 December 24 December 25 December 31 January 1	February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31 January 1 January 2 January 3 January 11	February 1 February 8 May 1 May 7 May 11 May 25 June 6 July 31 August 20 August 31 September 16 October 29 November 14 December 25 January 1	February 3 February 5 March 16 April 9 April 10 May 1 September 16 November 16 November 20 December 25 January 1
New Zealand	Netherlands	Norway	Portugal	Singapore	South Africa	South Korea
February 6 April 10 April 13 April 27 June 1 October 26 December 24 December 25 December 28 December 31 January 1 January 4	April 10 April 13 May 1 May 21 June 1 August 3 December 24 December 25 December 31 January 1	April 9 April 10 April 13 May 1 May 21 June 1 June 17 August 3 December 24 December 25 December 31 January 1	April 10 April 13 May 1 December 24 December 25 December 31 January 1	April 10 May 1 May 7 May 25 July 31 August 10 November 14 December 25 January 1	March 21 April 10 April 13 April 27 May 1 June 16 August 9 September 24 December 16 December 25 December 26 January 1	April 30 May 1 May 5 June 6 September 30 October 1 October 2 October 9 December 25 December 31 January 1
Spain	Sweden	Switzerland	Taiwan	Thailand	United Kingdom	United States
April 10 April 13 April 22 May 1 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31 January 1	February 28 April 3 April 4 May 1 June 25 October 1 October 9 October 10 January 1	February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31 January 1	April 10 April 13 May 8 May 25 August 31 December 24 December 25 December 31 January 1	February 17 April 10 May 25 July 3 September 7 November 26 December 25 January 1 January 18
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Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Funds. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of a Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by a Fund.
As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, a Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
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Distributions
Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as each of the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by a Fund itself. Dividends received by a Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. A Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. A Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by a Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.
Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be reported by a Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of a Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal
48

Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund’s Investments
Certain of the Funds’ investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Funds’ transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, a Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of a Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial
49

institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner.  This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected. If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses of the Funds incurred in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the RIC Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At September 30, 2019, the Funds had post-enactment capital losses
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for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Fund	Total Non-Expiring Capital Loss Available
First Trust BICK Index Fund	$24,902,155
First Trust Cloud Computing ETF	54,412,548
First Trust Dow Jones Global Select Dividend Index Fund	79,444,235
First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund	641,306
First Trust Global Engineering and Construction ETF	7,266,234
First Trust Global Wind Energy ETF	50,136,387
First Trust Indxx Global Natural Resources Income ETF	61,047,921
First Trust Indxx Global Agriculture ETF	19,172,249
First Trust International Equity Opportunities ETF	3,443,600
First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund	1,398,268
First Trust Nasdaq Cybersecurity ETF	37,244,658
First Trust NASDAQ Global Auto Index Fund	3,917,490
First Trust STOXX® European Select Dividend Index Fund	16,857,872
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per-share net asset value of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by a Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities. For securities traded on an exchange that provides both an official closing price and a last sale price, the Advisor's Pricing Committee, at its discretion, shall determine to use either the last sale price or the official closing price, depending on which price reflects the appropriate market value.
(2)	Shares of open-end mutual funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
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(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by a Fund for which reliable market prices/quotations
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are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of a Fund, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in a Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income of a Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of each Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits the Funds' financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated September 30, 2019, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
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Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST BICK INDEX FUND
Brown Brothers Harriman & Co./ETF	76.38%
Morgan Stanley Smith Barney LLC	9.99%
FIRST TRUST CLOUD COMPUTING ETF
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	36.86%
Charles Schwab & Co., Inc.	7.56%
National Financial Services LLC	6.75%
Morgan Stanley Smith Barney LLC	5.89%
FIRST TRUST DOW JONES GLOBAL SELECT DIVIDEND INDEX FUND
Wells Fargo Clearing Services, LLC	14.04%
Morgan Stanley Smith Barney LLC	11.68%
National Financial Services LLC	11.38%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	8.94%
TD Ameritrade Clearing, Inc.	7.92%
UBS Financial Services Inc.	5.85%
Raymond James & Associates, Inc.	5.13%
Charles Schwab & Co., Inc.	5.02%
FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND
Morgan Stanley Smith Barney LLC	20.77%
Charles Schwab & Co., Inc.	12.18%
J.P. Morgan Securities LLC/JPMC	8.61%
Raymond James & Associates, Inc.	7.51%
American Enterprise Investment Services Inc.	6.93%
Wells Fargo Clearing Services, LLC	6.90%
FIRST TRUST GLOBAL ENGINEERING AND CONSTRUCTION ETF
RBC Capital Markets, LLC	25.75%
Charles Schwab & Co., Inc.	8.69%
National Financial Services LLC	8.34%
Morgan Stanley Smith Barney LLC	6.76%
J.P. Morgan Securities LLC/JPMC	5.72%
Citibank, N.A.	5.44%
FIRST TRUST GLOBAL WIND ENERGY ETF
Charles Schwab & Co., Inc.	14.67%
National Financial Services LLC	10.34%
Morgan Stanley Smith Barney LLC	7.13%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	7.02%
TD Ameritrade Clearing, Inc.	6.22%
Pershing LLC	5.72%
Wells Fargo Clearing Services, LLC	5.68%

NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST INDXX GLOBAL AGRICULTURE ETF
J.P. Morgan Securities LLC/JPMC	19.70%
Citibank, N.A.	16.17%
TD Ameritrade Clearing, Inc.	10.23%
National Financial Services LLC	9.42%
Citadel Securities LLC	6.00%
FIRST TRUST INDXX GLOBAL NATURAL RESOURCES INCOME ETF
National Financial Services LLC	25.29%
TD Ameritrade Clearing, Inc.	11.72%
Pershing LLC	11.06%
LPL Financial Corporation	9.36%
Charles Schwab & Co., Inc.	9.09%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	6.88%
FIRST TRUST INTERNATIONAL EQUITY OPPORTUNITIES ETF
TD Ameritrade Clearing, Inc.	19.73%
LPL Financial Corporation	15.31%
Pershing LLC	11.82%
Raymond James & Associates, Inc.	10.95%
J.P. Morgan Securities LLC/JPMC	10.33%
National Financial Services LLC	10.17%
Charles Schwab & Co., Inc.	6.23%
FIRST TRUST NASDAQ® CLEAN EDGE® SMART GRID INFRASTRUCTURE INDEX FUND
Morgan Stanley Smith Barney LLC	18.11%
National Financial Services LLC	14.83%
Charles Schwab & Co., Inc.	9.15%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	7.51%
Pershing LLC	7.27%
TD Ameritrade Clearing, Inc.	5.53%
FIRST TRUST NASDAQ CYBERSECURITY ETF
Morgan Stanley Smith Barney LLC	22.90%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	12.57%
National Financial Services LLC	6.89%
TD Ameritrade Clearing, Inc.	5.20%
Pershing LLC	5.12%
Charles Schwab & Co., Inc.	5.11%
FIRST TRUST NASDAQ GLOBAL AUTO INDEX FUND
National Financial Services LLC	45.88%
TD Ameritrade Clearing, Inc.	10.34%
Charles Schwab & Co., Inc.	7.54%

NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST STOXX® EUROPEAN SELECT DIVIDEND INDEX FUND
Morgan Stanley Smith Barney LLC	19.29%
UBS Financial Services Inc.	9.72%
Wells Fargo Clearing Services, LLC	8.14%
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF	7.40%
The Bank of New York Mellon	6.70%
National Financial Services LLC	6.55%
Pershing LLC	5.44%
(1)	American Enterprise Investment Services Inc.: 901 3RD Avenue South, Minneapolis, Minnesota 55474
(2)	Brown Brothers Harriman & Co./ETF: 525 Washington Blvd., Jersey City, New Jersey 07310
(3)	Charles Schwab & Co., Inc.: 2423 E Lincoln Drive, Phoenix, Arizona 85016
(4)	Citadel Securities LLC: 131 South Dearborn Street, Chicago, Illinois 60603
(5)	Citibank, N.A.: 3801 Citibank Center, B/3Rd Floor/Zone 12, Tampa, Florida 33610
(6)	Goldman Sachs & Co. LLC: 30 Hudson Street, Jersey City, New Jersey 07302
(7)	J.P. Morgan Securities LLC/JPMC: 500 Stanton Christiana Road, OPS 4, Newark, Delaware 19713
(8)	LPL Financial Corporation: 1055 LPL Way Fort Mill, South Carolina 29715
(9)	Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF: 4804 Deer Lake Dr E, Jacksonville, Florida 32246
(10)	Morgan Stanley Smith Barney LLC: 1300 Thames St 6th Floor, Baltimore, Maryland 21231
(11)	National Financial Services LLC: 499 Washington Boulevard, Jersey City, New Jersey 07310
(12)	Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
(13)	Raymond James & Associates, Inc.: 880 Carillon Parkway, St. Petersburg, Florida 33716
(14)	RBC Capital Markets, LLC: 60 S 6th Street P-09, Minneapolis, Minnesota, 55402
(15)	TD Ameritrade Clearing, Inc.: 200 S. 108th Ave., Omaha, Nebraska 68154
(16)	The Bank of New York Mellon: 525 William Penn Place Suite 153-0400, Pittsburgh, Pennsylvania 15259
(17)	UBS Financial Services Inc.: 1000 Harbor Blvd, Weehawken, New Jersey 07086
(18)	Wells Fargo Clearing Services, LLC: 2801 Market Street H0006-09B, St. Louis, Missouri 63103

Exhibit B—Proxy Voting Guidelines
UNITED STATES
Concise Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2020
Published December 11, 2019
ISSGOVERNANCE.COM
© 2019 | Institutional Shareholder Services and/or its affiliates

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U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
➤	Independent directors comprise 50 percent or less of the board;
➤	The non-independent director serves on the audit, compensation, or nominating committee;
➤	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
➤	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[1]	A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Overboarded Directors: Generally vote against or withhold from individual directors who:
➤	Sit on more than five public company boards; or
➤	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].
Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:
➤	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
➤	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
➤	Other relevant factors as applicable.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
➤	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
➤	The board failed to act on takeover offers where the majority of shares are tendered;
➤	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
➤	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
➤	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
➤	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
➤	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A multi-class capital structure; and/or
➤	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval1 in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure – Newly Public Companies: For newly public companies6 , generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure – Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
➤	Supermajority vote requirements to amend the bylaws or charter;
➤	A classified board structure; or
➤	Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;
➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
➤	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
➤	The non-audit fees paid to the auditor are excessive;
➤	The company receives an adverse opinion on the company’s financial statements from its auditor; or
➤	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
➤	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices; or
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
➤	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
➤	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

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➤	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
➤	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
➤	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
➤	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
➤	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
➤	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
➤	Failure to replace management as appropriate; or
➤	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
➤	General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
[7]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Independent Board Chair
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chair position be filled by an independent director, taking into consideration the following:
➤	The scope and rationale of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
➤	A majority non-independent board and/or the presence of non-independent directors on key board committees;
➤	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
➤	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
➤	Evidence that the board has failed to oversee and address material risks facing the company;
➤	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
➤	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Shareholder Rights & Defenses
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
➤	General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;

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➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

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Share Repurchase Programs
➤	General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
➤	Greenmail,
➤	The use of buybacks to inappropriately manipulate incentive compensation metrics,
➤	Threats to the company's long-term viability, or
➤	Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
➤	General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
➤	Financial issues – company’s financial situation; degree of need of capital; use of proceeds; effect of the financing on the company’s cost of capital;
➤	Management efforts to pursue other alternatives;
➤	Control issues – change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
➤	Conflict of interest – arm’s length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:
1.	Peer Group[9] Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment[10]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
➤	The ratio of performance- to time-based incentive awards;
➤	The overall ratio of performance-based compensation to fixed or discretionary pay;
➤	The rigor of performance goals;
➤	The complexity and risks around pay program design;
➤	The transparency and clarity of disclosure;
➤	The company's peer group benchmarking practices;
➤	Financial/operational results, both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
[8]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[9]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[10]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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➤	Realizable pay[11] compared to grant pay; and
➤	Any other factors deemed relevant.
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking or present a windfall risk; and
➤	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Extraordinary perquisites or tax gross-ups;
➤	New or materially amended agreements that provide for:
➤	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
➤	CIC excise tax gross-up entitlements (including "modified" gross-ups);
➤	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
➤	Liberal CIC definition combined with any single-trigger CIC benefits;
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
➤	Any other provision or practice deemed to be egregious and present a significant risk to investors.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
➤	Other recent compensation actions taken by the company;
[11]	ISS research reports include realizable pay for S&P1500 companies.

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➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Quality of disclosure around vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;
➤	Lack of minimum vesting period for grants made under the plan;
➤	Dividends payable prior to award vesting.
➤	Grant Practices:
➤	The company’s three-year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in CEO's recent equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a sufficient claw-back policy;
➤	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
➤	The plan is excessively dilutive to shareholders' holdings;
➤	The plan contains an evergreen (automatic share replenishment) feature; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
[21]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
➤	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure compared to industry peers; and
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;

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➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender, Race, or Ethnicity Pay Gap
➤	General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:
➤	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
➤	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
➤	Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.
Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Lobbying
➤	General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
➤	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
➤	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
➤	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
➤	General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
➤	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
➤	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
➤	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
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STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-21944
First Trust Exchange-Traded Fund II
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust Indxx NextG ETF (formerly First Trust Nasdaq Smartphone Index Fund)	NXTG	Nasdaq
DATED FEBRUARY 3, 2020
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 3, 2020, as it may be revised from time to time (the “Prospectus”), for First Trust Indxx NextG ETF (formerly First Trust Nasdaq Smartphone Index Fund) (the “Fund”), a series of the First Trust Exchange-Traded Fund II (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report to Shareholders dated September 30, 2019, which was filed with the Securities and Exchange Commission (the “SEC”) on December 5, 2019. The financial statements from the Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at www.sec.gov.
i

General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on July 6, 2006 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in sixteen series. This SAI relates to the Fund, which is a diversified series.
On May 29, 2019, First Trust Nasdaq Smartphone Index Fund changed its name to First Trust Indxx NextG ETF.
This SAI relates to the Fund. The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between the Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of the Fund’s assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contractor agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue
1

the requested action was not a good faith exercise of their business judgment on behalf of the Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for the Fund's costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of the Fund, then such shareholder may be obligated to reimburse the Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against the Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or the Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person, other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of the Fund list and principally trade on The Nasdaq Stock Market LLC (“Nasdaq”or the “Exchange”), as shown on the cover of this SAI. The shares of the Fund will trade on Nasdaq at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), and generally, in exchange for a basket of securities (the “Deposit Securities”) included in the Fund’s corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of the Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
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Exchange Listing and Trading
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
Investment Objective and Policies
The Prospectus describes the investment objectives and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Index is concentrated in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of
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such Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
Investment Strategies
The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the Prospectus. Under normal circumstances, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Indxx 5G & NextG Thematic Index (the “Index”). Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy. Indxx, LLC serves as the index provider the Index (the “Index Provider”).
Types of Investments
Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure.
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Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of their assets to meet their investment objectives. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of
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default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for the Fund to lose money by investing in money market funds.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). For purposes of this restriction, illiquid securities may include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act and repurchase agreements with maturities in excess of seven days, among others. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Advisor, subject to oversight by the Board of Trustees, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation under the Fund’s liquidity risk management program, adopted pursuant to Rule 22e-4 under the 1940 Act.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Advisor will report such occurrence to the Board of Trustees and take such steps as are deemed advisable to protect liquidity in accordance with the Fund’s liquidity risk management program.
Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national
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government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.
Certain of the Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.
Real Estate Investment Trusts. The Fund may invest in shares of beneficial interest of real estate investment trusts (“REITs”). REITs are typically publicly traded corporations or trusts that invest in residential or commercial real estate. REITs generally can be divided into the following three types: (i) equity REITs which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation; (ii) mortgage REITs which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and (iii) hybrid REITs which combine the characteristics of equity REITs and mortgage REITs.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is bought and sold during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the specified periods are set forth in the table below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings. On May 30, 2019, the Fund began tracking a different index. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Portfolio Turnover Rate
Fiscal Year Ended September 30,
2019	2018
59%	80%
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities or bank letters of credit equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust
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Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see "Securities Lending Risk" below for a description of the risks associated with securities lending activities.
The following table describes the Fund’s securities lending activities during the fiscal year ended September 30, 2019:
FIRST TRUST INDXX NEXTG ETF
Gross income from securities lending activities	$51,046
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	5,215
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	254
Administrative fees not included in revenue split	0
Indemnification fee not included in revenue split	0
Rebate (paid to borrower)	4,127
Other fees not included in revenue split (specify)	0
Aggregate fees/compensation for securities lending activities	9,596
Net income from securities lending activities	$41,450
The services provided by Brown Brothers Harriman & Co., as securities lending agent for the Fund, include: the coordination and selection of securities to be loaned to approved borrowers; negotiating the terms of the loan; monitoring the value of securities loaned and corresponding collateral, marking to market daily; coordinating the investment of cash collateral in the Fund’s approved cash collateral reinvestment vehicle; monitoring dividends and coordinating material proxy votes relating to loaned securities; and transferring, recalling and arranging the return of loaned securities to the Fund upon termination of the loan.
Sublicense Agreement
The Trust, on behalf of the Fund, has entered into a sublicense agreement (the “Sublicense Agreement”) with First Trust, FTP and the Index Provider that grants the Fund and First Trust an-exclusive and transferable sublicense to use certain intellectual property of the Index Provider in connection with the issuance, distribution, marketing and/or promotion of the Fund. Pursuant to the Sublicense Agreement, the Trust, on behalf of the Fund, and First Trust have agreed to be bound by certain provisions of the product license agreement by and between the Index Provider and FTP (the “Product License Agreement”).
Investment Risks
The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in the Fund's shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.
Common Stock Risk
Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction
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or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.
Depositary Receipts Risk
The Fund may hold securities of certain non-U.S. companies in the form of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Dividends Risk
Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend
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omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.
Liquidity Risk
Whether or not the equity securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the equity securities in the Fund may be in the OTC market. As a result, the existence of a liquid trading market for such equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of such equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of such equity securities in any markets made. The price at which the equity securities are held by the Fund will be adversely affected if trading markets for such equity securities are limited or absent.
Listing Standards Risk
The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.
Litigation Risk
At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Fund. The Fund unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Authorization, Custody and Settlement Risk for Non-U.S. Securities
Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.
Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.
Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.
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Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.
Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.
Share blocking may present operational challenges for the Fund and authorized participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or transfer agent.
As a result, the Advisor, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.
Real Estate Investment Trust Risk
REITs are financial vehicles that pool investors’ capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.
Securities Lending Risk
Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.
Small and Mid Capitalization Companies Risk
Certain of the equity securities may be small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.
The prices of small and mid capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund which contains these equity securities to
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buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	169 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	169 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	169 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	169 Portfolios	Director of Trust Company of Illinois
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Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	169 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with six portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 148 portfolios advised by First Trust (each a “First Trust
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Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held four meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including
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shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal year, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held six meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 169 portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of the ETFs advised by First Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches
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in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–present), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for
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Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended September 30, 2019 and the calendar year ended December 31, 2019, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Total Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$1,801	$458,125
Thomas R. Kadlec	$1,795	$451,450
Robert F. Keith	$1,795	$454,098
Niel B. Nielson	$1,788	$440,930
(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal year ended September 30, 2019 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 169 portfolios existing in 2019, which consisted of 6 open-end mutual funds, 15 closed-end funds and 148 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:
Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
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Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2019, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of December 31, 2019, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of December 31, 2019. The Fund does not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust manages the investment of the Fund’s assets and is responsible for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual management fee equal to 0.70% of its average daily net assets.
Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders
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of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the unitary management fee paid by the Fund to First Trust for the specified periods.
Amount of Unitary Fees
Fiscal Year Ended September 30,
2019	2018	2017
$415,307	$113,068	$90,106
Investment Committee.    The Investment Committee of First Trust (the “Investment Committee”) is primarily responsible for the day-to-day management of the Fund. There are currently six members of the Investment Committee, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Daniel J. Lindquist	Chairman of the Investment Committee and Managing Director	Since 2004	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	Chief Operating Officer, Chief Investment Officer and Managing Director	Since 1997	Chief Operating Officer (2016 to present), Chief Investment Officer and Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Senior Vice President	Since 2005	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Chris A. Peterson	Senior Vice President	Since 2000	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Daniel J. Lindquist:  Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Fund's investment strategies.
David G. McGarel:  As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration.
Jon C. Erickson:  As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
Roger F. Testin:  As head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group.
Stan Ueland:  Mr. Ueland is a Senior Vice President and is responsible for executing the investment strategies of the Fund.
Chris A. Peterson:  Mr. Peterson is a Senior Vice President and head of the strategy research group at First Trust. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies.
As of September 30, 2019, none of the portfolio managers beneficially owned shares of the Fund.
Compensation.    The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.  Salaries are determined by management and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm.  Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Fund or the value of assets included in the Fund's portfolio.  In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel, Mr. Ueland and Mr. Peterson also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.
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Accounts Managed by Investment Committee
The Investment Committee manages the investment vehicles (other than the Fund) with the number of accounts and assets, as of September 30, 2019, set forth in the table below:
Investment Committee Member	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Dan Lindquist	111 ($52,486,400,357)	35 ($850,974,836)	1,570 ($574,925,539)
David McGarel	111 ($52,486,400,357)	35 ($850,974,836)	1,570 ($574,925,539)
Jon Erickson	110 ($52,486,400,357)	35 ($850,974,836)	1,570 ($574,925,539)
Roger Testin	110 ($52,486,400,357)	35 ($850,974,836)	1,570 ($574,925,539)
Stan Ueland	104 ($51,435,688,571)	28 ($734,461,332)	N/A
Chris Peterson	111 ($52,486,400,357)	31 ($753,136,379)	1,570 ($574,925,539)
Conflicts.    None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Fund's investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Committee.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on the Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section  28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
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Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified periods. Significant variations in the amount the Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of the Fund or changes in the Fund’s portfolio holdings. On May 30, 2019, the Fund began tracking a different index. This change caused the Fund to pay an abnormally high amount of brokerage commissions for the fiscal year ended September 30, 2019.
Aggregate Amount of Brokerage Commissions
Fiscal Year Ended September 30,
2019	2018	2017
$64,501	$14,887	$3,441
Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor,
Index Provider and Exchange
Administrator and Fund Accounting Agent. The Trust has appointed The Bank of New York Mellon (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
Custodian. The Trust has appointed BNYM to serve as the Fund’s custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BNYM is generally responsible for the safekeeping of the Fund’s assets and performing various other administrative duties set forth in the agreement.
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Transfer Agent. The Trust has appointed BNYM to serve as the Fund’s transfer agent and dividend disbursing agent pursuant to a transfer agency and service agreement (the “Transfer Agency Agreement”). Pursuant to the terms of the Transfer Agency Agreement, BNYM is responsible for performing and facilitating the purchases and redemptions of Creation Unit Aggregations, as well as performing other customary services of a transfer agent and dividend disbursing agent.
As set forth in the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to indemnify and hold harmless BNYM from certain costs, expenses, damages, liabilities or claims which are sustained or incurred or which may be asserted against BNYM, provided that such costs, expenses, damages, liabilities and claims did not result from BNYM’s own negligence or willful misconduct.
As compensation for the services provided by BNYM under the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to pay to BNYM such compensation as may be specifically agreed upon from time to time and reimburse BNYM for out-of-pocket expenses which are a normal incident of the services provided under the agreements. Pursuant to the terms of the Investment Management Agreement, the Fund does not directly pay BNYM for these services, as First Trust has assumed responsibility for the payment of these expenses out of the unitary management fee it receives from the Fund.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
For the fiscal years ended September 30, 2017, September 30, 2018 and September 30, 2019, there were no underwriting commissions with respect to the sale of Fund shares, and FTP did not receive compensation on redemptions for the Fund for those years.
12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by the Fund under the Plan, and pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before January 31, 2021.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).
Index Provider. The Index is compiled by the Index Provider. First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express
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or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.
The Fund is not sponsored, endorsed, sold or promoted by Indxx, LLC (“Indxx”). Indxx makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. Indxx’s only relationship to First Trust is the licensing of certain trademarks and trade names of Indxx and of the Index which is determined, composed and calculated by Indxx without regard to First Trust or the Fund. Indxx has no obligation to take the needs of First Trust or the owners of the Fund into consideration in determining, composing or calculating the Index. Indxx is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be listed or in the determination or calculation of the equation by which the Fund is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the Fund.
INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND INDXX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN INDXX AND FIRST TRUST.
Additional Service Providers. First Trust has engaged certain agents (the “Calculation Agents”) to calculate and disseminate the intra-day values for the shares of the Fund. The Fund will reimburse First Trust for some or all of the fees paid for such service.
Exchange. The only relationship that Nasdaq has with First Trust or the Distributor of the Fund in connection with the Fund is that Nasdaq lists the shares of the Fund and disseminates the intra-day portfolio values of the Fund pursuant to its listing agreement with the Trust. Nasdaq is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Fund.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers.  The amounts of these payments vary by intermediary.  The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement.  All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial
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intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system) and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its
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affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided, that upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by First Trust and consequently result in intra-day portfolio values that may vary. Furthermore,
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in calculating the intra-day portfolio values of the Fund’s shares, the Calculation Agent shall use the exchange rates throughout the day (9:00 a.m. to 4:15 p.m. Eastern Time) that it deems to be most appropriate.
Policy Regarding Investment in Other Investment Companies. The Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
Information for Investors in the European Economic Area
In relation to each Member State of the European Economic Area (“EEA”) which has implemented the EU Directive on Alternative Investment Fund Managers (Directive (2011/61/EU)) (the “AIFM Directive”), the Prospectus, and any summary Prospectus or SAI relating to the Fund, may only be distributed and shares may only be offered or placed in a Member State to the extent that: (1) the Fund is permitted to be marketed to professional investors in the relevant member state in accordance with the AIFM Directive (as implemented into the local law/regulations of the relevant Member State); or otherwise (2) the Prospectus and SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).
In relation to each Member State of the EEA which, at the date of this SAI, has not implemented the AIFM Directive, the Prospectus and the SAI may only be distributed and shares may only be offered or placed to the extent that this SAI may be lawfully distributed and the shares may lawfully be offered or placed in that Member State (including at the initiative of the investor).
In addition, the following restrictions apply to the distribution of the Prospectus and SAI in the following Member States:
Information for Investors in the United Kingdom
Subject always to the foregoing notice in respect of the EEA, this SAI is being issued in the United Kingdom by First Trust Global Portfolios Limited (which is authorized and regulated by the Financial Conduct Authority (the “FCA”)) only to and/or is directed only at persons who are professional clients or eligible counterparties for the purposes of the FCA’s Conduct of Business Sourcebook. The opportunity to invest in the Fund is only available to such persons in the United Kingdom, and the Prospectus and SAI must not be relied on or acted upon by any other persons in the United Kingdom.
Information for Investors in Ireland
The distribution of this Prospectus and SAI in Ireland and the offering or purchase of shares is restricted to the individual to whom it is addressed. Accordingly, it may not be reproduced in whole or in part, nor may its contents be distributed in writing or orally to any third party and it may be read solely by the person to whom it is addressed and his/her professional advisers. Shares in the Fund will not be offered or sold by any person:
(a)	otherwise than in conformity with the provisions of the European Communities (Markets in Financial Instruments) Regulations 2007 and the European Union (Alternative Investment Fund Managers) Regulations 2013, each as amended; or
(b)	in any way which would require the publication of a prospectus under the Companies Act 2014 or any regulations made thereunder; or
(c)	in Ireland except in all circumstances that will result in compliance with all applicable laws and regulations in Ireland.
AIFM Directive Disclosures
Background. The AIFM Directive is a European Union (“EU”) directive which regulates the management and marketing of funds within the EEA. The AIFM Directive distinguishes between EU and non-EU funds and EU and non-EU fund managers and different obligations apply under the AIFM Directive depending on where the fund is based and where the manager is based. Certain disclosure, transparency and reporting obligations are imposed on non-EU fund managers wishing to market funds to investors in the EEA. There are additional requirements imposed on EU fund managers, which do not currently apply to First Trust.
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To the extent not already disclosed to you prior to your investment in the Fund, the purpose of this section of the SAI is to satisfy the disclosures which are required to be provided to you under the AIFM Directive.
Overview of the Fund and the Service Providers. The Fund is non-EU AIFs (“AIF” means an alternative investment fund for the purposes of the AIFM Directive).
First Trust Advisors L.P. (“First Trust”) is the AIFM of the Fund (“AIFM” means an alternative investment fund manager for the purposes of the AIFM Directive). First Trust is a non-EU AIFM.
The Trust has entered into agreements with various service providers including First Trust (as the Investment Advisor), the Custodian, Distributor, Transfer Agent, Administrator, index providers and the exchanges where each Fund is listed in respect of the Fund. Further details regarding the duties and roles of such service providers can be found in the Prospectus and the SAI for the Fund.
In addition to the parties listed above, the Trust has appointed (i) Chapman and Cutler LLP as its legal counsel which advises it on US legal matters; (ii) Deloitte & Touche LLP as the Fund's auditors who undertake to audit the Fund's financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) (United States); and (iii) CT Corporation System as the Fund's registered agent.
First Trust is not required to ensure that the Fund appoints, and the Fund has not appointed, a depositary for purposes of the AIFM Directive (a depositary in the context of the AIFM Directive, has a specific role and function. The appointment of such depositary is not required for non-EU AIFs with non-EU AIFMs). As such investors in the Fund has no rights as against any person in respect of the duties or liabilities of a depositary under the AIFM Directive.
Investors’ Contractual Rights. In respect of each of the service providers to the Fund, investors who purchase shares in the Fund in the secondary market have no direct rights of action against the service providers, as a matter of contract law or under the establishment documents of the Trust. The proper plaintiff in an action in respect of which a wrongdoing is alleged to have been committed against the Fund or the Trust by a service provider is, prima facie, the Trust itself. An investor may bring a derivative or similar action or proceeding (“Derivative Action”) against the Trust or the Fund to recover a judgment in its favor in accordance with the provisions of the Declaration. Accordingly, investors would have no direct contractual right against the relevant service provider for breach of the agreement governing its appointment by the Trust. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.
Investment in the Fund. Investors will buy shares in the Fund in secondary market transactions through brokers and will not subscribe for shares from the Trust directly. As such, there is no direct contractual relationship between the Fund and the investor in connection with the purchase or sale of shares. While the Fund is established under Massachusetts law and Massachusetts law does facilitate the enforcement of judgments obtained in foreign jurisdictions, investors who buy shares on the secondary market will have no direct contractual right of action against the Fund. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail. The foregoing disclosure is without prejudice to such other rights of action (for example, under the securities laws, tort law or in respect of breach of fiduciary duty) which might in certain situations be separately available to investors.
Redemption from the Fund. Non-US investors will sell shares in secondary market transactions through brokers and will not redeem shares from the Fund directly. Shares can be sold throughout the trading day like other publically traded shares. Investors should refer to “How to Buy and Sell Shares” in the main body of the Prospectus for more detail.
Liquidity Risk Management. Investors should note that while First Trust is not required to implement liquidity management arrangements in accordance with the AIFM Directive in respect of the Fund, the Fund is subject to the liquidity limitations established by the SEC. The Trustees have delegated to First Trust the day-to-day determination of illiquidity of equity and fixed income securities as described under “Illiquid Securities” in the SAI.
Treatment of Investors. The Trust and the AIFM do not offer any investors preferential treatment or the right to obtain preferential treatment. Whilst the Trust does not take specific steps to ensure the fair treatment of investors, under the 1940 Act the Trustees are required to monitor how the Fund operates and oversee matters where the interests of the Fund and its shareholders may differ from those of its investment adviser.
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First Trust is registered as an investment adviser with the SEC, and is subject to regulation and oversight designed to protect shareholders. Under the Investment Advisers Act of 1940, First Trust is a fiduciary to its clients, the Fund, and is therefore required to act in the best interests of clients and to place the interests of clients before its own.
Information Regarding the use of Leverage and Collateral. The AIFM Directive requires disclosure of certain information relating to leverage, collateral and asset re-use arrangements. The Fund may obtain leverage through the use of derivatives and other non-fully funded investments such as reverse repurchase agreements, firm commitment agreements, standby commitment agreements if, and to the extent that, such transactions are (i) disclosed in the Fund's Prospectus and SAI and (ii) deemed appropriate investments by First Trust. These leveraged trading practices generally have not been prohibited by the SEC, though the SEC has published guidance on the manner in which the Fund may cover their leveraged trading practices to limit leverage and avoid the need to address the leverage concerns in Section 18 of the 1940 Act, which severely restricts how the Fund may use leverage. All arrangements entered into by First Trust on behalf of the Fund which result in leverage follow the parameter of the guidance published by the SEC.
As a non-EU AIFM, First Trust is not obliged to set a maximum permitted level of leverage which it may employ in its management of the Fund. The total amount of leverage employed by the Fund is provided at www.ftglobalportfolios.com.
Investors should refer to the “Investment Objectives and Policies” and “Investment Strategies” section of the SAI for more details on the use and risk of leverage by the Fund.
Shareholder Voting Rights. The Declaration requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. The Fund's fundamental policies, as described in the “Investment Objectives and Policies” section of the SAI, may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. Please refer to the SAI for further information.
Net Asset Value. The latest NAV of the Fund, and the latest NAV per share of each class of share of the Fund, is available online at: www.ftglobalportfolios.com and online stock quote services. Generally investors will buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund will therefore be available at the relevant market price rather than NAV.
The historical performance of the Fund since inception is available online at: www.ftglobalportfolios.com.
Accounts. Under the AIFM Directive, First Trust is required to make available the annual report of the Funds that it markets in the EEA. This must be prepared by no later than 6 months following the end of the financial year and contain certain specific content requirements set out in the AIFM Directive. Once the annual report has been produced, it will be made available to investors in the manner as set out in the Prospectus.
Professional Liability Requirements/Delegation by the AIFM/Valuation. As a non-EU AIFM, First Trust is not subject to certain EU requirements relating to (i) the cover of professional liability risk by holding either additional own funds or appropriate professional liability insurance; (ii) permitted delegation and the management and disclosure of conflicts of interest relating to any such delegation; and (iii) valuation as set out in Article 19 of the AIFM Directive. As such, no disclosures for the purposes of the AIFM Directive have been made. Notwithstanding this, First Trust and the Fund continues to comply with their requirements under US law.
Periodic Disclosure Obligations. The following information will be disclosed to Fund shareholders on a periodic basis by way of a posting being made on www.ftglobalportfolios.com:
•	the percentage of the Fund’s assets, if any, that are subject to special arrangements arising from their illiquid nature (including, but not limited to, deferrals of redemptions and suspensions);
•	the current risk profile of the Fund and the risk management systems employed by the AIFM to manage those risks; and
•	the total amount of leverage employed by the Fund, if any.
Whenever any new arrangements for managing the liquidity of the Fund is introduced including, but not limited to, any material changes to the liquidity management systems and procedures employed by First Trust, a disclosure to this effect
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will be uploaded on the Fund's website. The Fund will ensure that a notice is uploaded on an expedited basis whenever deferrals or other similar special arrangements are activated or where redemptions of shares are suspended.
A notice will be posted without undue delay whenever there is a change to a maximum level of leverage which may be employed on behalf of the Fund; and any changes are made to the right of re-use of collateral or any changes to any guarantee granted under any leveraging arrangement.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.
The Board has delegated to First Trust the proxy voting responsibilities for the Fund and has directed First Trust to vote proxies consistent with the Fund’s best interests. First Trust has engaged the services of ISS Institutional Services, Inc. (“ISS”) to make recommendations to First Trust on the voting of proxies relating to securities held by the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Portfolio Schedule.    The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.
Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.
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A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash—the “Cash Component”—
computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below), and must have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of AP that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added
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to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant.
For non-U.S. securities, Deposit Securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date (as defined below). If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Creation Order, together with the applicable Creation Transaction Fee (as defined below) and additional variable amounts, as described below. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement (as described below).
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders. In order to purchase Creation Units of the Fund, an Authorized Participant must submit an order to purchase for one or more Creation Units. All such orders must be received by the Fund’s transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an Authorized Participant which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Securities must be delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee and additional variable amounts, as described below. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the Fund are customarily traded. A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component (if applicable) to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.
The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the International Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
A Creation Unit Aggregation will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities, the payment of the Cash Component, the payment of any other cash amounts and the Creation Transaction Fee (as defined below) have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities have been delivered to the Custodian and each relevant subcustodian confirms to the Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant
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subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
In the event that an order for a Creation Unit is incomplete on the International Contractual Settlement Date because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. The Trust may permit, in its discretion, the Authorized Participant to substitute a different security in lieu of depositing some or all of the Deposit Securities. Substitution of cash or a different security might be permitted or required, for example, because one or more Deposit Securities may be unavailable in the quantity needed or may not be eligible for trading by the Authorized Participant due to local trading restrictions or other restrictions.
To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. In addition, an order may be rejected for practical reasons such as the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held or systems failures involving computer or other information systems affecting any relevant sub-custodian. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) to BNYM that is currently $1,000. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation
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Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the transfer agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. A redeeming beneficial owner must maintain appropriate security arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of the portfolio securities are customarily traded. If such arrangements cannot be made, or it is not possible to effect deliveries of the portfolio securities in a particular jurisdiction or under certain other circumstances (for example, holders may incur unfavorable tax treatment in some countries if they are entitled to receive “in-kind” redemption proceeds), Fund shares may be redeemed for cash at the discretion of First Trust.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities (as defined below) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities (as defined below) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of a portfolio of securities (“Fund Securities”)—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) to BNYM that is currently $1,000. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making
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arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
Deliveries of Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the U.S. securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 12 calendar days following tender of a Creation Unit Aggregation.
In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNYM and marked to market daily, and that the fees of BNYM and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BNYM according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNYM by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BNYM prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNYM on such Transmittal Date. If, however, a redemption order is submitted to BNYM by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the Fund are delivered through DTC to BNYM by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu
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of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or that are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.
Regular Holidays
The Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. It is not expected, however, that the Fund will take more than twelve calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to the Fund during such periods are listed below. Certain holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates of the regular holidays affecting the relevant securities markets from February 2020 through January 2021 of the below-listed countries are as follows:
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Argentina	Australia	Austria	Belgium	Brazil	Canada	Chile
March 4 March 5 April 2 April 9 April 10 May 1 June 17 June 20 July 8 July 9 August 17 October 12 November 23 December 8 December 25 January 1	April 10 April 13 June 8 December 25 December 28 January 1 January 26	April 10 April 13 May 1 June 1 October 26 December 8 December 25 January 1	April 13 May 1 May 21 November 11 December 25 January 1	February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 24 December 25 December 31 January 1	February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 24 December 25 December 28 January 1	April 10 April 11 May 1 May 21 July 16 August 15 September 18 October 12 December 8 December 25 January 1
China	Denmark	Finland	France	Germany	Greece	Hong Kong
May 1 April 6 June 25 October 1 October 2 October 5 October 6 October 7 January 1	April 9 April 10 April 13 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31 January 1	January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31 January 1	April 10 April 22 May 1 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 8 May 21 June 1 December 24 December 25 December 31 January 1	March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25 December 31 January 1 January 6	February 5 February 6 February 7 April 5 April 19 April 22 May 1 May 13 June 7 July 1 October 1 October 7 December 25 December 26 January 1
India	Ireland	Israel	Italy	Japan	Malaysia	Mexico
February 21 March 9 April 2 April 6 April 10 April 14 May 1 July 31 August 20 August 28 October 2 November 16 November 30 December 25	April 10 April 13 May 1 December 24 December 25 December 31 January 1	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 28 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7	April 10 April 13 May 1 December 24 December 25 December 31 January 1	February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31 January 1 January 2 January 3 January 11	February 1 February 8 May 1 May 7 May 11 May 25 June 6 July 31 August 20 August 31 September 16 October 29 November 14 December 25 January 1	February 3 February 5 March 16 April 9 April 10 May 1 September 16 November 16 November 20 December 25 January 1
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New Zealand	Netherlands	Norway	Portugal	Singapore	South Africa	South Korea
February 6 April 10 April 13 April 27 June 1 October 26 December 24 December 25 December 28 December 31 January 1 January 4	April 10 April 13 May 1 May 21 June 1 August 3 December 24 December 25 December 31 January 1	April 9 April 10 April 13 May 1 May 21 June 1 June 17 August 3 December 24 December 25 December 31 January 1	April 10 April 13 May 1 December 24 December 25 December 31 January 1	April 10 May 1 May 7 May 25 July 31 August 10 November 14 December 25 January 1	March 21 April 10 April 13 April 27 May 1 June 16 August 9 September 24 December 16 December 25 December 26 January 1	April 30 May 1 May 5 June 6 September 30 October 1 October 2 October 9 December 25 December 31 January 1
Spain	Sweden	Switzerland	Taiwan	Thailand	United Kingdom	United States
April 10 April 13 April 22 May 1 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31 January 1	February 28 April 3 April 4 May 1 June 25 October 1 October 9 October 10 January 1	February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31 January 1	April 10 April 13 May 8 May 25 August 31 December 24 December 25 December 31 January 1	February 17 April 10 May 25 July 3 September 7 November 26 December 25 January 1 January 18
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable
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year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend. Some portion of the ordinary income distributions that are attributable to dividends received by the Fund from shares in certain real estate investment trusts may be designated by the Fund as eligible for a deduction for qualified business income, provided certain holding period requirements are satisfied.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying
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dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts
39

necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S.
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shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2019, the Fund had post-enactment capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Total Non-Expiring Capital Loss Available
$1,739,274
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
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The per-share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end mutual funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio
42

security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of its dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
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Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits the Fund's financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated September 30, 2019, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
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Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST INDXX NEXTG ETF
National Financial Services LLC	62.13%
Raymond James & Associates, Inc.	5.25%
(1)	National Financial Services LLC: 499Washington Boulevard, Jersey City, New Jersey 07310
(2)	Raymond James & Associates, Inc.: 880 Carillon Parkway, St. Petersburg, Florida 33716
A-1

Exhibit B—Proxy Voting Guidelines
UNITED STATES
Concise Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2020
Published December 11, 2019
ISSGOVERNANCE.COM
© 2019 | Institutional Shareholder Services and/or its affiliates

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U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
➤	Independent directors comprise 50 percent or less of the board;
➤	The non-independent director serves on the audit, compensation, or nominating committee;
➤	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
➤	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[1]	A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Overboarded Directors: Generally vote against or withhold from individual directors who:
➤	Sit on more than five public company boards; or
➤	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].
Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:
➤	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
➤	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
➤	Other relevant factors as applicable.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
➤	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
➤	The board failed to act on takeover offers where the majority of shares are tendered;
➤	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
➤	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
➤	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
➤	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
➤	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A multi-class capital structure; and/or
➤	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval1 in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure – Newly Public Companies: For newly public companies6 , generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure – Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
➤	Supermajority vote requirements to amend the bylaws or charter;
➤	A classified board structure; or
➤	Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;
➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
➤	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
➤	The non-audit fees paid to the auditor are excessive;
➤	The company receives an adverse opinion on the company’s financial statements from its auditor; or
➤	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
➤	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices; or
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
➤	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
➤	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

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➤	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
➤	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
➤	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
➤	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
➤	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
➤	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
➤	Failure to replace management as appropriate; or
➤	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
➤	General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
[7]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Independent Board Chair
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chair position be filled by an independent director, taking into consideration the following:
➤	The scope and rationale of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
➤	A majority non-independent board and/or the presence of non-independent directors on key board committees;
➤	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
➤	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
➤	Evidence that the board has failed to oversee and address material risks facing the company;
➤	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
➤	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Shareholder Rights & Defenses
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
➤	General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;

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➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

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Share Repurchase Programs
➤	General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
➤	Greenmail,
➤	The use of buybacks to inappropriately manipulate incentive compensation metrics,
➤	Threats to the company's long-term viability, or
➤	Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
➤	General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
➤	Financial issues – company’s financial situation; degree of need of capital; use of proceeds; effect of the financing on the company’s cost of capital;
➤	Management efforts to pursue other alternatives;
➤	Control issues – change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
➤	Conflict of interest – arm’s length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:
1.	Peer Group[9] Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment[10]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
➤	The ratio of performance- to time-based incentive awards;
➤	The overall ratio of performance-based compensation to fixed or discretionary pay;
➤	The rigor of performance goals;
➤	The complexity and risks around pay program design;
➤	The transparency and clarity of disclosure;
➤	The company's peer group benchmarking practices;
➤	Financial/operational results, both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
[8]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[9]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[10]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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➤	Realizable pay[11] compared to grant pay; and
➤	Any other factors deemed relevant.
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking or present a windfall risk; and
➤	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Extraordinary perquisites or tax gross-ups;
➤	New or materially amended agreements that provide for:
➤	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
➤	CIC excise tax gross-up entitlements (including "modified" gross-ups);
➤	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
➤	Liberal CIC definition combined with any single-trigger CIC benefits;
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
➤	Any other provision or practice deemed to be egregious and present a significant risk to investors.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
➤	Other recent compensation actions taken by the company;
[11]	ISS research reports include realizable pay for S&P1500 companies.

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➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Quality of disclosure around vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;
➤	Lack of minimum vesting period for grants made under the plan;
➤	Dividends payable prior to award vesting.
➤	Grant Practices:
➤	The company’s three-year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in CEO's recent equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a sufficient claw-back policy;
➤	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
➤	The plan is excessively dilutive to shareholders' holdings;
➤	The plan contains an evergreen (automatic share replenishment) feature; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
[21]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
➤	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure compared to industry peers; and
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;

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➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender, Race, or Ethnicity Pay Gap
➤	General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:
➤	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
➤	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
➤	Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.
Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Lobbying
➤	General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
➤	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
➤	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
➤	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
➤	General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
➤	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
➤	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
➤	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
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STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-21944
First Trust Exchange-Traded Fund II
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust Dow Jones International Internet ETF	FDNI	Nasdaq
DATED FEBRUARY 3, 2020
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 3, 2020, as it may be revised from time to time (the “Prospectus”), for First Trust Dow Jones International Internet ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund II (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Fund's most recent fiscal period appear in the Fund's Annual Report to Shareholders dated September 30, 2019, which was filed with the Securities Exchange Commission (the “SEC”) on December 5, 2019. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at http://www.sec.gov.
i

General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on July 6, 2006 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in sixteen series. This SAI relates to the Fund, which is a non-diversified series.
The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contractor agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a
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Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of a Fund, then such shareholder may be obligated to reimburse a Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person, other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of the Fund list and principally trade on The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”), as shown on the cover of this SAI. The shares of the Fund will trade on Nasdaq at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), and generally, in exchange for a basket of securities (the “Deposit Securities”) included in the Fund’s corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of the Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following
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the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
Investment Objective and Policies
The Prospectus describes the investment objectives and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Index is concentrated in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
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For purposes of applying restriction (7) above, to the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in restriction (7) above, to the extent the Fund has sufficient information about such investments.
The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
Investment Strategies
The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the Prospectus. Under normal circumstances, the Fund will invest at least 90% of its net assets (including investment borrowings) in the equity securities that comprise the Dow Jones International Internet Index (the “Index”). Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy. The S&P Dow Jones Indices LLC serves as the index provider for the Index (the “SPDJI” or the “Index Provider”).
Types of Investments
Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.
The Fund may also invest in preferred equity securities. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or action rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.
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Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of its assets to meet its investment objective. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of
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default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for a Fund to lose money by investing in money market funds.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.
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Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.
Certain of the Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is bought and sold during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rate for the specified period is set forth in the table below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Portfolio Turnover Rate
Inception Date	Fiscal Period Ended September 30, 2019
11/5/2018	61%
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select the First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the First Trust Funds will receive collateral in the form of cash or U.S. government securities equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified
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dividends had the First Trust Fund held the securities. Please see "Securities Lending Risk" below for a description of the risks associated with securities lending activities.
Sublicense Agreements
The Trust, on behalf of the Fund, has entered into a sublicense agreement (the “Sublicense Agreement”) with First Trust, FTP and the Index Provider that grants the Fund and First Trust an exclusive and transferable sublicense to use certain intellectual property of the Index Provider in connection with the issuance, distribution, marketing and/or promotion of the Fund. Pursuant to the Sublicense Agreement, the Trust, on behalf of the Fund, and First Trust have agreed to be bound by certain provisions of the product license agreement by and between the Index Provider and FTP (the “Product License Agreement”).
Investment Risks
The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in Fund's shares entails, including the risk that the financial condition of the issuers of the securities held by a Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.
Common Stock Risk
Equity securities are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.
Depositary Receipts Risk
Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying
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securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Dividends Risk
Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.
Liquidity Risk
Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.
Listing Standards Risk
The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.
Litigation Risk
At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Fund. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.
Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available
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information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Authorization, Custody and Settlement Risk for Non-U.S. Securities
Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.
Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.
Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.
Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.
Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.
Share blocking may present operational challenges for the Fund and authorized participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or transfer agent.
As a result, the Advisor, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.
Securities Lending Risk
Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments
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for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.
Small and Mid Capitalization Companies Risk
Certain of the equity securities in the Fund may be small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.
The prices of small and mid capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	169 Portfolios	None
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	169 Portfolios	None
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Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	169 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	169 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	169 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with six portfolios advised by First Trust; First Trust Senior Floating
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Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 148 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Dividend and Pricing Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
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The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Dividend and Pricing Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the last fiscal period, the Executive Committee held four meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal period, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal period, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal period, the Audit Committee held six meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 169 portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of the ETFs advised by First Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place
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with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–present), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas; five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006.
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Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and the First Trust Fund Complex to each of the Independent Trustees for the fiscal period ended September 30, 2019 and the calendar year ended December 31, 2019, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$1,782	$458,125
Thomas R. Kadlec	$1,782	$451,450
Robert F. Keith	$1,782	$454,098
Niel B. Nielson	$1,781	$440,930
(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal period ended September 30, 2019 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 169 portfolios, which consisted of 6 open-end mutual funds, 15 closed-end funds and 148 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:
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Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2019, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of December 31, 2019, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of December 31, 2019. The Fund does not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust manages the investment of the Fund’s assets and is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual management fee equal to 0.65% of its average daily net assets.
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Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the unitary management fee paid by the Fund to First Trust for the specified period.
Amount of Unitary Fees
Inception Date	Fiscal Period Ended September 30, 2019
11/5/2018	$22,152
Investment Committee.    The Investment Committee of First Trust (the “Investment Committee”) is primarily responsible for the day-to-day management of the Fund. There are currently six members of the Investment Committee, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Daniel J. Lindquist	Chairman of the Investment Committee and Managing Director	Since 2004	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	Chief Operating Officer, Chief Investment Officer and Managing Director	Since 1997	Chief Operating Officer (2016 to present), Chief Investment Officer and Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Senior Vice President	Since 2005	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Chris A. Peterson	Senior Vice President	Since 2000	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Daniel J. Lindquist:  Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Fund's investment strategies.
David G. McGarel:  As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration.
Jon C. Erickson:  As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
Roger F. Testin:  As head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group.
Stan Ueland:  Mr. Ueland is a Senior Vice President and is responsible for executing the investment strategies of the Fund.
Chris A. Peterson:  Mr. Peterson is a Senior Vice President and head of the strategy research group at First Trust. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies.
As of September 30, 2019, no member of the Investment Committee beneficially owned shares of the Fund.
Compensation.    The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.  Salaries are determined by management
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and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm.  Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolios.  In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel, Mr. Ueland and Mr. Peterson also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.
Accounts Managed by Investment Committee
The Investment Committee manages the investment vehicles (other than the Fund) with the number of accounts and assets, as of September 30, 2019 set forth in the table below:
Investment Committee Member	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Dan Lindquist	111 ($52,680,449,398)	35 ($850,974,836)	1,570 ($574,925,539)
David McGarel	111 ($52,680,449,398)	35 ($850,974,836)	1,570 ($574,925,539)
Jon Erickson	110 ($52,680,449,398)	35 ($850,974,836)	1,570 ($574,925,539)
Roger Testin	110 ($52,680,449,398)	35 ($850,974,836)	1,570 ($574,925,539)
Stan Ueland	104 ($51,629,737,612)	28 ($734,461,332)	N/A
Chris Peterson	111 ($52,680,449,398)	31 ($753,136,379)	1,570 ($574,925,539)
Conflicts.    None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Fund's investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Committee.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers,
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industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified period. Significant variations in the amount the Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Aggregate Amount of Brokerage Commissions
Inception Date	Fiscal Period Ended September 30, 2019
11/5/2018	$2,646
Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor, Index Provider and Exchange
Administrator and Fund Accounting Agent. The Trust has appointed The Bank of New York Mellon (“BNYM”), located at 240 Greenwich Street, New York, New York 10286,to serve as the Fund’s administrator and provides the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
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Custodian. The Trust has appointed BNYM to serve as the Fund’s custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BNYM is generally responsible for the safekeeping of the Fund’s assets and performing various other administrative duties set forth in the agreement.
Transfer Agent. The Trust has appointed BNYM to serve as the Fund’s transfer agent and dividend disbursing agent pursuant to a transfer agency and service agreement (the “Transfer Agency Agreement”). Pursuant to the terms of the Transfer Agency Agreement, BNYM is responsible for performing and facilitating the purchases and redemptions of Creation Unit Aggregations, as well as performing other customary services of a transfer agent and dividend disbursing agent.
As set forth in the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to indemnify and hold harmless BNYM from certain costs, expenses, damages, liabilities or claims which are sustained or incurred or which may be asserted against BNYM, provided that such costs, expenses, damages, liabilities and claims did not result from BNYM’s own negligence or willful misconduct.
As compensation for the services provided by BNYM under the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to pay to BNYM such compensation as may be specifically agreed upon from time to time and reimburse BNYM for out-of-pocket expenses which are a normal incident of the services provided under the agreements. Pursuant to the terms of the Investment Management Agreement, the Fund does not directly pay BNYM for these services, as First Trust has assumed responsibility for the payment of these expenses out of the unitary management fee it receives from the Fund.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
For the fiscal period ended September 30, 2019, there were no underwriting commissions with respect to the sale of Fund shares and FTP did not receive compensation on redemptions for the Fund for that period.
12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by the Fund under the Plan, and pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before January 31, 2021.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).
Index Provider. The Index is compiled by the Index Provider. First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions
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therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.
The Index is a product of SPDJI, and has been licensed for use by First Trust or its affiliates. Standard & Poor’s and S&P are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund in particular or the ability of the Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Trust and First Trust and their affiliates with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Trust, First Trust or its affiliates or the Fund. S&P Dow Jones Indices have no obligation to take the needs of First Trust or its affiliates or the owners of shares of the Fund into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of shares of the Fund or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of shares of the Fund. There is no assurance that investment products based on the Index will accurately track the Index’s performance or provide positive investment returns. SPDJI is not an investment adviser. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST OR ITS AFFILIATES, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST OR ITS AFFILIATES, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Additional Service Provider. First Trust, on behalf of the Fund, has engaged ICE Data Pricing and Reference Data, LLC. or its designee (the “IPV Calculator”) to calculate the intra-day values for the shares of the Fund.
Exchange. The only relationship that Nasdaq has with First Trust or the Distributor of the Fund in connection with the Fund is that Nasdaq lists the shares of the Fund and disseminates the intra-day portfolio values of the Fund pursuant to its listing agreement with the Trust. Nasdaq is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Fund.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers.  The amounts of these payments vary by intermediary.  The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s
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reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement.  All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising, educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system) and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
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The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any
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records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided, that upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by First Trust and consequently result in intra-day portfolio values that may vary. Furthermore, in calculating the intra-day portfolio values of the Fund’s shares, the Calculation Agent shall use the exchange rates throughout the day (9:00 a.m. to 4:15 p.m. Eastern Time) that it deems to be most appropriate.
Policy Regarding Investment in Other Investment Companies. The Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.
The Board has delegated to First Trust the proxy voting responsibilities for the Fund and has directed First Trust to vote proxies consistent with the Fund’s best interests. First Trust has engaged the services of ISS Institutional Services, Inc. (“ISS”) to make recommendations to First Trust on the voting of proxies relating to securities held by the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Portfolio Schedule.    The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.
Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may
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be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash—the “Cash Component”—
computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below), and must have international
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operational capabilities. A DTC Participant is also referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of AP that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant.
For non-U.S. securities, Deposit Securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date (as defined below). If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Creation Order, together with the applicable Creation Transaction Fee (as defined below) and additional variable amounts, as described below. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement (as described below).
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders. In order to purchase Creation Units of the Fund, an Authorized Participant must submit an order to purchase for one or more Creation Units. All such orders must be received by the Fund’s transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an Authorized Participant which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Securities must be delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee and additional variable amounts, as described below. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the Fund are customarily traded. A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component (if applicable) to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.
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The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the International Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
A Creation Unit Aggregation will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities, the payment of the Cash Component, the payment of any other cash amounts and the Creation Transaction Fee (as defined below) have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities have been delivered to the Custodian and each relevant subcustodian confirms to the Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
In the event that an order for a Creation Unit is incomplete on the International Contractual Settlement Date because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. The Trust may permit, in its discretion, the Authorized Participant to substitute a different security in lieu of depositing some or all of the Deposit Securities. Substitution of cash or a different security might be permitted or required, for example, because one or more Deposit Securities may be unavailable in the quantity needed or may not be eligible for trading by the Authorized Participant due to local trading restrictions or other restrictions.
To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. In addition, an order may be rejected for practical reasons such as the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held or systems failures involving computer or other information systems affecting any relevant sub-custodian. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) to BNYM that is currently $500. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the transfer agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. A redeeming beneficial owner must maintain appropriate security arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of the portfolio securities are customarily traded. If such arrangements cannot be made, or it is not possible to effect deliveries of the portfolio securities in a particular jurisdiction or under certain other circumstances (for example, holders may incur unfavorable tax treatment in some countries if they are entitled to receive “in-kind” redemption proceeds), Fund shares may be redeemed for cash at the discretion of First Trust.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities (as defined below) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities (as defined below) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of a portfolio of securities (“Fund Securities”)—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) to BNYM that is currently $500. The Redemption Transaction Fee may vary and is based on
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the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
Deliveries of Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the U.S. securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 12 calendar days following tender of a Creation Unit Aggregation.
In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNYM and marked to market daily, and that the fees of BNYM and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BNYM according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNYM by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BNYM prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNYM on such Transmittal Date. If, however, a redemption order is submitted to BNYM by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the
30

shares of the Fund are delivered through DTC to BNYM by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or that are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.
Regular Holidays
The Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. It is not expected, however, that the Fund will take more than twelve calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to the Fund during such periods are listed below. Certain holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates of the regular holidays affecting the relevant securities markets from February 2020 through January 2021 of the below-listed countries are as follows:
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Argentina	Australia	Austria	Belgium	Brazil	Canada	Chile
March 4 March 5 April 2 April 9 April 10 May 1 June 17 June 20 July 8 July 9 August 17 October 12 November 23 December 8 December 25 January 1	April 10 April 13 June 8 December 25 December 28 January 1 January 26	April 10 April 13 May 1 June 1 October 26 December 8 December 25 January 1	April 13 May 1 May 21 November 11 December 25 January 1	February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 24 December 25 December 31 January 1	February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 24 December 25 December 28 January 1	April 10 April 11 May 1 May 21 July 16 August 15 September 18 October 12 December 8 December 25 January 1
China	Denmark	Finland	France	Germany	Greece	Hong Kong
May 1 April 6 June 25 October 1 October 2 October 5 October 6 October 7 January 1	April 9 April 10 April 13 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31 January 1	January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31 January 1	April 10 April 22 May 1 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 8 May 21 June 1 December 24 December 25 December 31 January 1	March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25 December 31 January 1 January 6	February 5 February 6 February 7 April 5 April 19 April 22 May 1 May 13 June 7 July 1 October 1 October 7 December 25 December 26 January 1
India	Ireland	Israel	Italy	Japan	Malaysia	Mexico
February 21 March 9 April 2 April 6 April 10 April 14 May 1 July 31 August 20 August 28 October 2 November 16 November 30 December 25	April 10 April 13 May 1 December 24 December 25 December 31 January 1	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 28 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7	April 10 April 13 May 1 December 24 December 25 December 31 January 1	February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31 January 1 January 2 January 3 January 11	February 1 February 8 May 1 May 7 May 11 May 25 June 6 July 31 August 20 August 31 September 16 October 29 November 14 December 25 January 1	February 3 February 5 March 16 April 9 April 10 May 1 September 16 November 16 November 20 December 25 January 1
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New Zealand	Netherlands	Norway	Portugal	Singapore	South Africa	South Korea
February 6 April 10 April 13 April 27 June 1 October 26 December 24 December 25 December 28 December 31 January 1 January 4	April 10 April 13 May 1 May 21 June 1 August 3 December 24 December 25 December 31 January 1	April 9 April 10 April 13 May 1 May 21 June 1 June 17 August 3 December 24 December 25 December 31 January 1	April 10 April 13 May 1 December 24 December 25 December 31 January 1	April 10 May 1 May 7 May 25 July 31 August 10 November 14 December 25 January 1	March 21 April 10 April 13 April 27 May 1 June 16 August 9 September 24 December 16 December 25 December 26 January 1	April 30 May 1 May 5 June 6 September 30 October 1 October 2 October 9 December 25 December 31 January 1
Spain	Sweden	Switzerland	Taiwan	Thailand	United Kingdom	United States
April 10 April 13 April 22 May 1 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31 January 1	February 28 April 3 April 4 May 1 June 25 October 1 October 9 October 10 January 1	February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31 January 1	April 10 April 13 May 8 May 25 August 31 December 24 December 25 December 31 January 1	February 17 April 10 May 25 July 3 September 7 November 26 December 25 January 1 January 18
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable
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year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund is generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder
34

has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
35

Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because
36

any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2019, the Fund had net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Total Non-Expiring Capital Loss Available
$82,176
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per-share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is
37

principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end mutual funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
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Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market prices/quotations are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of its dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
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Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits the Fund's financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated September 30, 2019, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
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Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST DOW JONES INTERNATIONAL INTERNET ETF
J.P. Morgan Securities LLC/JPMC	30.68%
Pershing LLC	19.44%
RBC Capital Markets, LLC	11.40%
Charles Schwab & Co., Inc.	7.73%
National Financial Services LLC	6.97%
TD Ameritrade Clearing, Inc.	6.44%
Goldman Sachs & Co. LLC	5.00%
(1)	Charles Schwab & Co., Inc.: 2423 E Lincoln Drive, Phoenix, Arizona 85016
(2)	Goldman Sachs & Co. LLC: 30 Hudson Street, Jersey City, New Jersey 07302
(3)	J.P. Morgan Securities LLC/JPMC: 4 Chase Metrotech Center, Brooklyn, New York 11245
(4)	National Financial Services LLC: 499Washington Boulevard, Jersey City, New Jersey 07310
(5)	Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
(6)	RBC Capital Markets, LLC: 60 S 6th Street P-09, Minneapolis, Minnesota 55402
(7)	TD Ameritrade Clearing, Inc.: 200 S. 108th Ave., Omaha, Nebraska 65154
A-1

Exhibit B—ISS Proxy Voting Guidelines
UNITED STATES
Concise Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2020
Published December 11, 2019
ISSGOVERNANCE.COM
© 2019 | Institutional Shareholder Services and/or its affiliates

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U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
➤	Independent directors comprise 50 percent or less of the board;
➤	The non-independent director serves on the audit, compensation, or nominating committee;
➤	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
➤	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[1]	A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Overboarded Directors: Generally vote against or withhold from individual directors who:
➤	Sit on more than five public company boards; or
➤	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].
Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:
➤	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
➤	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
➤	Other relevant factors as applicable.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
➤	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
➤	The board failed to act on takeover offers where the majority of shares are tendered;
➤	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
➤	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
➤	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
➤	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
➤	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A multi-class capital structure; and/or
➤	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval1 in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure – Newly Public Companies: For newly public companies6 , generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure – Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
➤	Supermajority vote requirements to amend the bylaws or charter;
➤	A classified board structure; or
➤	Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;
➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
➤	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
➤	The non-audit fees paid to the auditor are excessive;
➤	The company receives an adverse opinion on the company’s financial statements from its auditor; or
➤	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
➤	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices; or
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
➤	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
➤	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

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➤	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
➤	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
➤	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
➤	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
➤	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
➤	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
➤	Failure to replace management as appropriate; or
➤	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
➤	General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
[7]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Independent Board Chair
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chair position be filled by an independent director, taking into consideration the following:
➤	The scope and rationale of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
➤	A majority non-independent board and/or the presence of non-independent directors on key board committees;
➤	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
➤	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
➤	Evidence that the board has failed to oversee and address material risks facing the company;
➤	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
➤	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Shareholder Rights & Defenses
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
➤	General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;

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➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

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U.S. Concise Proxy Voting Guidelines

Share Repurchase Programs
➤	General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
➤	Greenmail,
➤	The use of buybacks to inappropriately manipulate incentive compensation metrics,
➤	Threats to the company's long-term viability, or
➤	Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
➤	General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
➤	Financial issues – company’s financial situation; degree of need of capital; use of proceeds; effect of the financing on the company’s cost of capital;
➤	Management efforts to pursue other alternatives;
➤	Control issues – change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
➤	Conflict of interest – arm’s length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:
1.	Peer Group[9] Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment[10]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
➤	The ratio of performance- to time-based incentive awards;
➤	The overall ratio of performance-based compensation to fixed or discretionary pay;
➤	The rigor of performance goals;
➤	The complexity and risks around pay program design;
➤	The transparency and clarity of disclosure;
➤	The company's peer group benchmarking practices;
➤	Financial/operational results, both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
[8]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[9]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[10]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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➤	Realizable pay[11] compared to grant pay; and
➤	Any other factors deemed relevant.
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking or present a windfall risk; and
➤	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Extraordinary perquisites or tax gross-ups;
➤	New or materially amended agreements that provide for:
➤	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
➤	CIC excise tax gross-up entitlements (including "modified" gross-ups);
➤	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
➤	Liberal CIC definition combined with any single-trigger CIC benefits;
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
➤	Any other provision or practice deemed to be egregious and present a significant risk to investors.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
➤	Other recent compensation actions taken by the company;
[11]	ISS research reports include realizable pay for S&P1500 companies.

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➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Quality of disclosure around vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;
➤	Lack of minimum vesting period for grants made under the plan;
➤	Dividends payable prior to award vesting.
➤	Grant Practices:
➤	The company’s three-year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in CEO's recent equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a sufficient claw-back policy;
➤	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
➤	The plan is excessively dilutive to shareholders' holdings;
➤	The plan contains an evergreen (automatic share replenishment) feature; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
[21]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
➤	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure compared to industry peers; and
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;

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➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender, Race, or Ethnicity Pay Gap
➤	General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:
➤	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
➤	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
➤	Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.
Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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Lobbying
➤	General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
➤	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
➤	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
➤	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
➤	General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
➤	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
➤	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
➤	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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STATEMENT OF ADDITIONAL INFORMATION
Investment Company Act File No. 811-21944
First Trust Exchange-Traded Fund II
FUND NAME	TICKER SYMBOL	EXCHANGE
First Trust IPOX® Europe Equity Opportunities ETF	FPXE	Nasdaq
DATED FEBRUARY 3, 2020
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February 3, 2020, as it may be revised from time to time (the “Prospectus”), for First Trust IPOX® Europe Equity Opportunities ETF (the “Fund”), a series of the First Trust Exchange-Traded Fund II (the “Trust”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

The audited financial statements for the Fund's most recent fiscal period appear in the Fund's Annual Report to Shareholders dated September 30, 2019, which was filed with the Securities Exchange Commission (the “SEC”) on December 5, 2019. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC’s website at http://www.sec.gov.
i

General Description of the Trust and the Fund
The Trust was organized as a Massachusetts business trust on July 6, 2006 and is authorized to issue an unlimited number of shares in one or more series. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers shares in sixteen series. This SAI relates to the Fund, which is a non-diversified series.
The Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.
The Board of Trustees of the Trust (the “Board,” “Board of Trustees” or the “Trustees”) has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.
The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.
Each share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the shares of that series will vote separately on such matter. The Trust’s Declaration of Trust (the “Declaration”) requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund’s assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.
The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration and to any By-laws adopted by the Trust. The Declaration provides that, except as set forth therein and authorized by the Trustees, shareholders have no rights, privileges, claims or remedies under any contractor agreement entered into by the Trust or the Fund with any service provider or other agent to or contractor with the Trust or the Fund including, without limitation, any third party beneficiary rights.
The Declaration may, except in limited circumstances, be amended by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.
The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as the Trustees may determine, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem shares held by any shareholder for any reason under terms set by the Trustees.
The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a
1

Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. In addition, if a court determines that a derivative action was made without reasonable cause or for an improper purpose, or if a derivative or direct action is dismissed on the basis of a failure to comply with the procedural provisions relating to shareholder actions as set forth in the Declaration, or if a direct action is dismissed by a court for failure to state a claim, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys’ fees.
The provisions of the Declaration provide that any direct or derivative action commenced by a shareholder must be brought only in the U.S. District Court for the District of Massachusetts (Boston Division) or if any such action may not be brought in that court, then in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). Except as prohibited by applicable law, if a shareholder commences an applicable action in a court other than a Chosen Court without the consent of a Fund, then such shareholder may be obligated to reimburse a Fund and any applicable Trustee or officer of the Fund made party to such proceeding for the costs and expenses (including attorneys’ fees) incurred in connection with any successful motion to dismiss, stay or transfer of the action. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.
The Trust is not required to and does not intend to hold annual meetings of shareholders.
Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.
The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person, other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, as lead independent Trustee or as audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.
The Fund is advised by First Trust Advisors L.P. (the “Advisor” or “First Trust”).
The shares of the Fund list and principally trade on The Nasdaq Stock Market LLC (“Nasdaq” or the “Exchange”), as shown on the cover of this SAI. The shares of the Fund will trade on Nasdaq at market prices that may be below, at or above net asset value. The Fund offers and issues shares at net asset value only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”), and generally, in exchange for a basket of securities (the “Deposit Securities”) included in the Fund’s corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares of the Fund.
The Trust reserves the right to permit creations and redemptions of Fund shares to be made in whole or in part on a cash basis under certain circumstances. Fund shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the section entitled “Creation and Redemption of Creation Unit Aggregations.” In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.
Exchange Listing and Trading
There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following
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the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Fund’s Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.
As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.
The Fund reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
Investment Objective and Policies
The Prospectus describes the investment objectives and certain policies of the Fund. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund.
The Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of the Fund:
(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.
(2)	The Fund may not borrow money, except as permitted under the 1940 Act.
(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities.
(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).
(5)	The Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the Fund’s total assets.
(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(7)	The Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Fund’s Index is concentrated in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of such Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33⅓% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300%, the applicable Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Except for restriction (2) above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value then the Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).
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For purposes of applying restriction (7) above, to the extent the Fund invests in other investment companies, it will consider the investments of the underlying investment companies when determining compliance with the limitation set forth in restriction (7) above, to the extent the Fund has sufficient information about such investments.
The fundamental investment limitations set forth above limit the Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.
The foregoing fundamental policies of the Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of the Fund, such matter shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.
In addition to the foregoing fundamental policies, the Fund is also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.
The Fund has adopted a non-fundamental investment policy pursuant to Rule 35d 1 under the 1940 Act (a “Name Policy”) whereby the Fund, under normal market conditions, will invest at least 80% of its net assets in equity securities issued by companies domiciled in Europe. As a result, the Fund must provide shareholders with a notice meeting the requirements of Rule 35d-1(c) at least 60 days prior to any change of the Fund’s Name Policy.
Investment Strategies
The following information supplements the discussion of the Fund’s investment objective, policies and strategies that appears in the Prospectus. Under normal circumstances, the Fund will invest at least 90% of its net assets (including investment borrowings) in securities that comprise the IPOX® 100 Europe Index (the “Index”). Fund shareholders are entitled to 60 days’ notice prior to any change in this non-fundamental investment policy. IPOX® Schuster LLC serves as the index provider for the Index (the Index Provider”).
Types of Investments
Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other depositary receipts (collectively “Depositary Receipts”). ADRs and ADSs are Depositary Receipts normally issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market. Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored Depositary Receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Equities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. Equity securities may include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.
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The Fund may also invest in preferred equity securities. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or action rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.
Fixed Income Investments and Cash Equivalents. Normally, the Fund invests substantially all of their assets to meet their investment objectives. However, for temporary or defensive purposes, the Fund may invest in fixed income investments and cash equivalents in order to provide income, liquidity and preserve capital.
Fixed income investments and cash equivalents held by the Fund may include, without limitation, the types of investments set forth below.
(1)	The Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and The Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and FNMA. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of non-U.S. countries. A sovereign debtor’s willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which it may be subject.
(2)	The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Fund may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.
(3)	The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.
(4)	The Fund may invest in repurchase agreements, which involve purchases of debt securities with counterparties that are deemed by First Trust to present acceptable credit risks. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon
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market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio managers monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio managers do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
(5)	The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
(6)	The Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Fund’s portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by First Trust to be of comparable quality.
(7)	The Fund may invest in shares of money market funds, as consistent with its investment objective and policies. Shares of money market funds are subject to management fees and other expenses of those funds. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of other investment companies. It is possible for a Fund to lose money by investing in money market funds.
Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities). For purposes of this restriction, illiquid securities include, but are not limited to, certain restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight for such determinations. With respect to Rule 144A securities, First Trust considers factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer); (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); and (iii) other permissible relevant factors.
Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided
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to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.
Non-U.S. Investments. Non-U.S. securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States (including emerging markets), securities issued or guaranteed by foreign, national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities and debt obligations of supranational governmental entities such as the World Bank or European Union. Non-U.S. securities may also include U.S. dollar-denominated debt obligations, such as “Yankee Dollar” obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter (“OTC”) capital markets.
Certain of the Fund’s investment in foreign securities may be denominated in currencies other than the U.S. dollar. To the extent the Fund invests in such instruments, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. Generally, the Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of the Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future currency exchange rates, the Fund is authorized to enter into various currency exchange transactions.
Portfolio Turnover
The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is bought and sold during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal year. A high portfolio turnover rate could result in the payment by the Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rate for the specified period is set forth in the table below. Significant variations in portfolio turnover from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Portfolio Turnover Rate
Inception Date	Fiscal Period Ended September 30, 2019
10/4/2018	67%
Lending of Portfolio Securities
In order to generate additional income, as a non-principal investment strategy, First Trust is authorized to select certain First Trust Funds, including the Fund, with notice to the Board of Trustees, to lend portfolio securities representing up to 33⅓% of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, such First Trust Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which First Trust has determined are creditworthy under guidelines approved by the Board of Trustees. The First Trust Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans. First Trust may select any First Trust Fund to participate in the securities lending program, at its discretion with notice to the Board of Trustees.
In these loan arrangements, the First Trust Funds will receive collateral in the form of cash, U.S. government securities or bank letters of credit equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the securities loaned as determined at the time of loan origination. This collateral must be valued daily by First Trust or the First Trust Fund’s lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending First Trust Fund. During the time portfolio securities are on loan, the borrower pays the lending First Trust Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the
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lending First Trust Fund or the borrower. While a First Trust Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. When a First Trust Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the First Trust Fund will not constitute “qualified dividends” taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the First Trust Fund held the securities. Please see "Securities Lending Risk" below for a description of the risks associated with securities lending activities.
Sublicense Agreements
The Trust, on behalf of the Fund, has entered into a sublicense agreement (the “Sublicense Agreement”) with First Trust, FTP and the Index Provider that grants the Fund and First Trust an exclusive and transferable sublicense to use certain intellectual property of the Index Provider in connection with the issuance, distribution, marketing and/or promotion of the Fund. Pursuant to the Sublicense Agreement, the Trust, on behalf of the Fund, and First Trust have agreed to be bound by certain provisions of the product license agreement by and between the Index Provider and FTP (the “Product License Agreement”).
Investment Risks
The following risk disclosure supplements the discussion of the Fund’s investment risks that appears in the Prospectus.
Overview
An investment in the Fund should be made with an understanding of the risks that an investment in the Fund's shares entails, including the risk that the financial condition of the issuers of the securities held by the Fund or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Fund may decline. The Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in the Fund is not predictive of their future performance.
Common Stock Risk
Common stocks are especially susceptible to general market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.
Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by the Fund. The equity securities held in the Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.
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Depositary Receipts Risk
Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued by a European bank or trust company evidencing ownership of securities issued by a foreign corporation. New York shares are typically issued by a company incorporated in the Netherlands and represent a direct interest in the company. Unlike traditional depositary receipts, New York share programs do not involve custody of the Dutch shares of the company. GDRs are receipts issued throughout the world that evidence a similar arrangement. ADRs, EDRs and GDRs may trade in foreign currencies that differ from the currency the underlying security for each ADR, EDR or GDR principally trades in. Global shares are the actual (ordinary) shares of a non-U.S. company which trade both in the home market and the United States. Generally, ADRs and New York shares, in registered form, are designed for use in the U.S. securities markets. EDRs, in registered form, are used to access European markets. GDRs, in registered form, are tradable both in the United States and in Europe and are designed for use throughout the world. Global shares are represented by the same share certificate in the United States and the home market, and separate registrars in the United States and the home country are maintained. In most cases, purchases occurring on a U.S. exchange would be reflected on the U.S. registrar. Global shares may also be eligible to list on exchanges in addition to the United States and the home country. The Fund may hold unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Dividends Risk
Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers. Shareholders of common stocks of the type held by the Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer’s board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or have otherwise been settled. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Cumulative preferred stock dividends must be paid before common stock dividends, and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation that are senior to those of common stockholders.
Liquidity Risk
Whether or not the securities held by the Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by the Fund will be adversely affected if trading markets for the securities are limited or absent.
Listing Standards Risk
The Fund is required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel the Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit the Fund’s profit or require the Fund to incur a loss, and as a result, the Fund’s performance could be impacted.
Litigation Risk
At any time litigation may be instituted on a variety of grounds with respect to the common stocks held by the Fund. The Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.
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Non-U.S. Securities Risk
An investment in non-U.S. securities involves risks in addition to the usual risks inherent in domestic investments, including currency risk. The value of a non-U.S. security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the non-U.S. currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Non-U.S. securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in non U.S. investments may include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of non-U.S. brokers, securities markets and issuers; diplomatic developments; and political or social instability. Non-U.S. economies may differ favorably or unfavorably from the U.S. economy in various respects, and many non-U.S. securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, non-U.S. securities may be difficult to liquidate rapidly without adverse price effects.
Authorization, Custody and Settlement Risk for Non-U.S. Securities
Approval of governmental authorities may be required prior to investing in the securities of companies based in certain frontier countries. Delays in obtaining such an approval would delay investments in the particular country.
Rules adopted under the 1940 Act permit a fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund may invest, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.
Certain countries in which the Fund may invest utilize share blocking schemes. Share blocking refers to a practice, in certain foreign markets, where voting rights related to an issuer’s securities are predicated on these securities being blocked from trading at the custodian or sub-custodian level, for a period of time around a shareholder meeting. These restrictions have the effect of prohibiting securities to potentially be voted (or having been voted), from trading within a specified number of days before, and in certain instances, after the shareholder meeting.
Share blocking may prevent the Fund from buying or selling securities for a period of time. During the time that shares are blocked, trades in such securities will not settle. The specific practices may vary by market and the blocking period can last from a day to several weeks, typically terminating on a date established at the discretion of the issuer.
Once blocked, the only manner in which to remove this block would be to withdraw a previously cast vote, or to abstain from voting altogether. The process for having a blocking restriction lifted can be quite onerous, with the particular requirements varying widely by country. In addition, in certain countries, the block cannot be removed.
Share blocking may present operational challenges for the Fund and authorized participants, including the effect that an imposed block would have on pending trades. Pending trades may be caused to fail and could potentially remain unsettled for an extended period of time. Fails may also expose the transfer agent and the Fund to “Buy In” situations in which, if unable to deliver shares after a certain period of time, a counterparty has the right to go to market, purchase a security at the current market price and have any additional expense borne by the Fund or transfer agent.
As a result, the Advisor, on behalf of the Fund, reserves the right to abstain from voting proxies in share blocking proxy markets.
Securities Lending Risk
Securities lending involves exposure to certain risks, including counterparty risk, collateral risk and operational risk. Counterparty risk is the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a First Trust Fund engaged in securities lending transactions may suffer a loss and there may be a delay in recovering the lent securities. Any delay in the return of securities on loan may restrict the ability of the Fund to meet delivery or payment obligations. Collateral risk is the risk that the collateral received may be realized at a value lower than the value of the securities lent, whether due to inaccurate pricing of the collateral, adverse market movements in the value of the collateral, intra-day increases in the value
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of the securities lent, a deterioration in the credit rating of the collateral issuer, or the illiquidity of the market in which the collateral is traded. Securities lending also entails operational risks, such as settlement failures or delays in the settlement of instructions. Such failures or delays may restrict the ability of the Fund to meet delivery or payment obligations. Lastly, securities lending activities may result in adverse tax consequences for the Fund and its shareholders. For instance, substitute payments for dividends received by the Fund for securities loaned out by the Fund will not be considered qualified dividend income. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan.
Small and Mid Capitalization Companies Risk
Certain of the equity securities in the Fund may be small and/or mid capitalization company stocks. While historically such company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small and mid capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.
The prices of small and mid capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small and mid capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small and mid capitalization companies are often traded OTC and may not be traded in the volumes typical of a national securities exchange.
Management of the Fund
Trustees and Officers
The general supervision of the duties performed for the Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an “interested person” (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates (“Independent Trustees”). The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Trust’s investment advisor. The officers of the Trust manage its day-to-day operations and are responsible to the Board of Trustees. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable. Each Trustee has been elected for an indefinite term. The officers of the Trust serve indefinite terms. Each Trustee, except for James A. Bowen, is an Independent Trustee. Mr. Bowen is deemed an “interested person” (as that term is defined in the 1940 Act) (“Interested Trustee”) of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor to the Fund. The following table identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is c/o First Trust Advisors L.P., 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.
Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST
James A. Bowen (1) 1955	Chairman of the Board and Trustee	• Indefinite term • Since inception	Chief Executive Officer, First Trust Advisors L.P. and First Trust Portfolios L.P.; Chairman of the Board of Directors, BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)	169 Portfolios	None
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Name and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the First Trust Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
Richard E. Erickson 1951	Trustee	• Indefinite term • Since inception	Physician; Officer, Wheaton Orthopedics; Limited Partner, Gundersen Real Estate Limited Partnership (June 1992 to December 2016); Member, Sportsmed LLC (April 2007 to November 2015)	169 Portfolios	None
Thomas R. Kadlec 1957	Trustee	• Indefinite term • Since inception	President, ADM Investor Services, Inc. (Futures Commission Merchant)	169 Portfolios	Director of ADM Investor Services, Inc., ADM Investor Services International, Futures Industry Association, and National Futures Association
Robert F. Keith 1956	Trustee	• Indefinite term • Since inception	President, Hibs Enterprises (Financial and Management Consulting)	169 Portfolios	Director of Trust Company of Illinois
Niel B. Nielson 1954	Trustee	• Indefinite term • Since inception	Senior Advisor (August 2018 to present), Managing Director and Chief Operating Officer (January 2015 to August 2018), Pelita Harapan Educational Foundation (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Servant Interactive LLC (Educational Products and Services); President and Chief Executive Officer (June 2012 to September 2014), Dew Learning LLC (Educational Products and Services)	169 Portfolios	None

Name and Year of Birth	Position and Offices with Trust	Term of Office and Length of Service	Principal Occupations During Past 5 Years
OFFICERS OF THE TRUST
James M. Dykas 1966	President and Chief Executive Officer	• Indefinite term • Since January 2016	Managing Director and Chief Financial Officer (January 2016 to present), Controller (January 2011 to January 2016), Senior Vice President (April 2007 to January 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.; Chief Financial Officer (January 2016 to present), BondWave LLC (Software Development Company) and Stonebridge Advisors LLC (Investment Advisor)
W. Scott Jardine 1960	Secretary and Chief Legal Officer	• Indefinite term • Since inception	General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.; Secretary and General Counsel, BondWave LLC; and Secretary, Stonebridge Advisors LLC
Daniel J. Lindquist 1970	Vice President	• Indefinite term • Since inception	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Kristi A. Maher 1966	Chief Compliance Officer and Assistant Secretary	• Indefinite term • Since inception	Deputy General Counsel, First Trust Advisors L.P. and First Trust Portfolios L.P.
Donald P. Swade 1972	Treasurer, Chief Financial Officer and Chief Accounting Officer	• Indefinite term • Since January 2016	Senior Vice President (July 2016 to Present), Vice President (April 2012 to July 2016), First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin 1966	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland 1970	Vice President	• Indefinite term • Since inception	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
(1)	Mr. Bowen is deemed an “interested person” of the Trust due to his position as Chief Executive Officer of First Trust, investment advisor of the Fund.
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Unitary Board Leadership Structure
Each Trustee serves as a trustee of all open-end and closed-end funds in the First Trust Fund Complex (as defined below), which is known as a “unitary” board leadership structure. Each Trustee currently serves as a trustee of First Trust Series Fund and First Trust Variable Insurance Trust, open-end funds with six portfolios advised by First Trust; First Trust Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund, First Trust Dynamic Europe Equity Income Fund, First Trust New Opportunities MLP & Energy Fund and First Trust Senior Floating Rate 2022 Target Term Fund, closed-end funds advised by First Trust; and First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange-Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange-Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, exchange-traded funds with 148 portfolios advised by First Trust (each a “First Trust Fund” and collectively, the “First Trust Fund Complex”). None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. or their affiliates.
The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust, on behalf of the Fund, and the Advisor, is the responsibility of the Board of Trustees. The Trustees set broad policies for the Fund, choose the Trust’s officers and hire the Fund's investment advisor, sub-advisors and other service providers. The officers of the Trust manage the day-to-day operations and are responsible to the Board. The Board is composed of four Independent Trustees and one Interested Trustee. The Interested Trustee, James A. Bowen, serves as the Chairman of the Board for each fund in the First Trust Fund Complex.
The same five persons serve as Trustees on the Board and on the Boards of all other First Trust Funds. The unitary board structure was adopted for the First Trust Funds because of the efficiencies it achieves with respect to the governance and oversight of the First Trust Funds. Each First Trust Fund is subject to the rules and regulations of the 1940 Act (and other applicable securities laws), which means that many of the First Trust Funds face similar issues with respect to certain of their fundamental activities, including risk management, portfolio liquidity, portfolio valuation and financial reporting. Because of the similar and often overlapping issues facing the First Trust Funds, including among the First Trust exchange-traded funds, the Board of the First Trust Funds believes that maintaining a unitary board structure promotes efficiency and consistency in the governance and oversight of all First Trust Funds and reduces the costs, administrative burdens and possible conflicts that may result from having multiple boards. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity, independence and experience to oversee the Fund's business.
Annually, the Board reviews its governance structure and the committee structures, their performance and functions, and it reviews any processes that would enhance Board governance over the Fund's business. The Board has determined that its leadership structure, including the unitary board and committee structure, is appropriate based on the characteristics of the funds it serves and the characteristics of the First Trust Fund Complex as a whole.
In order to streamline communication between the Advisor and the Independent Trustees and create certain efficiencies, the Board has a Lead Independent Trustee who is responsible for: (i) coordinating activities of the Independent Trustees; (ii) working with the Advisor, Fund counsel and the independent legal counsel to the Independent Trustees to determine the agenda for Board meetings; (iii) serving as the principal contact for and facilitating communication between the Independent Trustees and the Fund's service providers, particularly the Advisor; and (iv) any other duties that the Independent Trustees may delegate to the Lead Independent Trustee. The Lead Independent Trustee is selected by the Independent Trustees and serves a three-year term or until his or her successor is selected.
The Board has established four standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board and its committees meet frequently throughout the year to oversee the Fund's activities, review contractual arrangements with and performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings (other than meetings of the Pricing and Dividend Committee). Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.
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The three Committee Chairmen and the Lead Independent Trustee rotate every three years in serving as Chairman of the Audit Committee, the Nominating and Governance Committee or the Valuation Committee, or as Lead Independent Trustee. The Lead Independent Trustee and immediately preceding Lead Independent Trustee also serve on the Executive Committee with the Interested Trustee.
The four standing committees of the First Trust Fund Complex are: the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust’s Declaration of Trust and By Laws. Such Committee is also responsible for the declaration and setting of dividends. Mr. Nielson, Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the last fiscal period, the Executive Committee held four meetings.
The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including shareholders. The Board of Trustees adopted a mandatory retirement age of 75 for Trustees, beyond which age Trustees are ineligible to serve. The Committee will not consider new trustee candidates who are 72 years of age or older or will turn 72 years old during the initial term. When a vacancy on the Board of Trustees occurs or is anticipated to occur and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund should mail such recommendation to W. Scott Jardine, Secretary, at the Trust’s address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder); (ii) a full description of the proposed candidate’s background, including education, experience, current employment and date of birth; (iii) names and addresses of at least three professional references for the candidate; (iv) information as to whether the candidate is an “interested person” in relation to the Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (v) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chairman of the Nominating and Governance Committee and to counsel to the Independent Trustees. During the last fiscal period, the Nominating and Governance Committee held four meetings.
The Valuation Committee is responsible for the oversight of the valuation procedures of the Fund (the "Valuation Procedures"), for determining the fair value of the Fund's securities or other assets under certain circumstances as described in the Valuation Procedures and for evaluating the performance of any pricing service for the Fund. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal period, the Valuation Committee held four meetings.
The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal period, the Audit Committee held six meetings.
Executive Officers
The executive officers of the Trust hold the same positions with each fund in the First Trust Fund Complex (representing 169 portfolios) as they hold with the Trust, except Mr. Ueland who is an executive officer of the ETFs advised by First Trust.
Risk Oversight
As part of the general oversight of the Fund, the Board is involved in the risk oversight of the Fund. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Advisor’s investment oversight group and the Trust’s Chief Compliance Officer (“CCO”). Oversight of other risks also occurs at the committee level. The Advisor’s investment oversight group reports to the Board at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. The Board reviews reports on the Fund's and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Fund's and the
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service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Advisor the Fund’s major financial risk exposures and the steps the Advisor has taken to monitor and control these exposures, including the Fund’s risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Fund. The Valuation Committee monitors valuation risk and compliance with the Fund's Valuation Procedures and oversees the pricing services and actions by the Advisor’s Pricing Committee with respect to the valuation of portfolio securities.
Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Advisor or other service providers. For instance, as the use of Internet technology has become more prevalent, the Fund and its service providers have become more susceptible to potential operational risks through breaches in cyber security (generally, intentional and unintentional events that may cause the Fund or a service provider to lose proprietary information, suffer data corruption or lose operational capacity). There can be no guarantee that any risk management systems established by the Fund, its service providers, or issuers of the securities in which the Fund invests to reduce cyber security risks will succeed, and the Fund cannot control such systems put in place by service providers, issuers or other third parties whose operations may affect the Fund and/or its shareholders. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.
Board Diversification and Trustee Qualifications
As described above, the Nominating and Governance Committee of the Board oversees matters related to the selection and nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocation, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Advisor, underwriters or other service providers, including any affiliates of these entities.
Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.
Richard E. Erickson, M.D., is an orthopedic surgeon. He also has been President of Wheaton Orthopedics, a co-owner and director of a fitness center and a limited partner of two real estate companies. Dr. Erickson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Dr. Erickson has also served as the Lead Independent Trustee (2008–2009 and 2017–2019) and on the Executive Committee (2008–2009 and 2017–present), Chairman of the Nominating and Governance Committee (2003–2007 and 2014–2016), Chairman of the Audit Committee (2012–2013) and Chairman of the Valuation Committee (June 2006–2007 and 2010–2011) of the First Trust Funds. He currently serves as Chairman of the Valuation Committee (since January 1, 2020) of the First Trust Funds.
Thomas R. Kadlec is President of ADM Investor Services Inc. (“ADMIS”), a futures commission merchant and wholly-owned subsidiary of the Archer Daniels Midland Company (“ADM”). Mr. Kadlec has been employed by ADMIS and its affiliates since 1990 in various accounting, financial, operations and risk management capacities. Mr. Kadlec serves on the boards of several international affiliates of ADMIS and served as a member of ADM’s Integrated Risk Committee from 2008–2018, which was tasked with the duty of implementing and communicating enterprise-wide risk management. In 2014, Mr. Kadlec was elected to the board of the Futures Industry Association. In 2017, Mr. Kadlec was elected to the board of the National Futures Association. Mr. Kadlec has served as a Trustee of each First Trust Fund since its inception. Mr. Kadlec also served on the Executive Committee from the organization of the first First Trust closed-end fund in 2003 through 2005 (and 2014–2019) until he was elected as the first Lead Independent Trustee in December 2005, serving as such through 2007 (and 2014–2016). He also served as Chairman of the Valuation Committee (2008–2009 and 2017–2019), Chairman of the Audit Committee (2010–2011) and Chairman of the Nominating and Governance Committee (2012–2013). He currently serves as Chairman of the Audit Committee (since January 1, 2020) of the First Trust Funds.
Robert F. Keith is President of Hibs Enterprises, a financial and management consulting firm. Mr. Keith has been with Hibs Enterprises since 2003. Prior thereto, Mr. Keith spent 18 years with ServiceMaster and Aramark, including three years as President and COO of ServiceMaster Consumer Services, where he led the initial expansion of certain products overseas;
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five years as President and COO of ServiceMaster Management Services; and two years as President of Aramark ServiceMaster Management Services. Mr. Keith is a certified public accountant and also has held the positions of Treasurer and Chief Financial Officer of ServiceMaster, at which time he oversaw the financial aspects of ServiceMaster’s expansion of its Management Services division into Europe, the Middle East and Asia. Mr. Keith has served as a Trustee of the First Trust Funds since June 2006. Mr. Keith has also served as the Chairman of the Audit Committee (2008–2009 and 2017–2019), Chairman of the Nominating and Governance Committee (2010–2011) and Chairman of the Valuation Committee (2014–2016) of the First Trust Funds. He served as Lead Independent Trustee and on the Executive Committee (2012–2016) and currently serves as Chairman of the Nominating and Governance Committee (since January 1, 2020) of the First Trust Funds.
Niel B. Nielson, Ph.D., has been the Senior Advisor of Pelita Harapan Educational Foundation, a global provider of educational products and services since August 2018. Prior thereto, Mr. Nielson served as the Managing Director and Chief Operating Officer of Pelita Harapan Educational Foundation for three years. Mr. Nielson formerly served as the President and Chief Executive Officer of Dew Learning LLC from June 2012 through September 2014. Mr. Nielson formerly served as President of Covenant College (2002–2012), and as a partner and trader (of options and futures contracts for hedging options) for Ritchie Capital Markets Group (1996–1997), where he held an administrative management position at this proprietary derivatives trading company. He also held prior positions in new business development for ServiceMaster Management Services Company and in personnel and human resources for NationsBank of North Carolina, N.A. and Chicago Research and Trading Group, Ltd. (“CRT”). His international experience includes serving as a director of CRT Europe, Inc. for two years, directing out of London all aspects of business conducted by the U.K. and European subsidiary of CRT. Prior to that, Mr. Nielson was a trader and manager at CRT in Chicago. Mr. Nielson has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999. Mr. Nielson has also served as the Chairman of the Audit Committee (2003–2006 and 2014–2016), Chairman of the Valuation Committee (2007–2008), Chairman of the Nominating and Governance Committee (2008–2009 and 2017–2019) and Lead Independent Trustee and a member of the Executive Committee (2010–2011). He currently serves as Lead Independent Trustee and on the Executive Committee (since January 1, 2020) of the First Trust Funds.
James A. Bowen is Chief Executive Officer of First Trust Advisors L.P. and First Trust Portfolios L.P. Mr. Bowen is involved in the day-to-day management of the First Trust Funds and serves on the Executive Committee. He has over 35 years of experience in the investment company business in sales, sales management and executive management. Mr. Bowen has served as a Trustee of each First Trust Fund since its inception and of the First Trust Funds since 1999.
Effective January 1, 2020, the fixed annual retainer paid to the Independent Trustees is $255,000 per year and an annual per fund fee of $2,500 for each closed-end fund and actively managed fund, $750 for each defined outcome fund and $250 for each index fund. The fixed annual retainer is allocated equally among each fund in the First Trust Fund Complex rather than being allocated pro rata based on each fund’s net assets. Additionally, the Lead Independent Trustee is paid $30,000 annually, the Chairman of the Audit Committee or Valuation Committee are each paid $20,000 annually and the Chairman of the Nominating and Governance Committee is paid $10,000 annually to serve in such capacities with compensation allocated pro rata among each fund in the First Trust Fund Complex based on its net assets.
The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Fund and the First Trust Fund Complex to each of the Independent Trustees for the fiscal period ended September 30, 2019 and the calendar year ended December 31, 2019, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.
Name of Trustee	Compensation from the Fund (1)	Total Compensation from the First Trust Fund Complex (2)
Richard E. Erickson	$1,781	$458,125
Thomas R. Kadlec	$1,781	$451,450
Robert F. Keith	$1,781	$454,098
Niel B. Nielson	$1,781	$440,930
(1)	The compensation paid by the Fund to the Independent Trustees for the fiscal period ended September 30, 2019 for services to the Fund.
(2)	The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2019 for services to the 169 portfolios, which consisted of 6 open-end mutual funds, 15 closed-end funds and 148 exchange-traded funds.
The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Fund and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2019:
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Trustee	Dollar Range of Equity Securities in the Fund (Number of Shares Held)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the First Trust Fund Complex
Interested Trustee
James A. Bowen	None	Over $100,000
Independent Trustees
Richard E. Erickson	None	Over $100,000
Thomas R. Kadlec	None	Over $100,000
Robert F. Keith	None	Over $100,000
Niel B. Nielson	None	Over $100,000
As of December 31, 2019, the Independent Trustees of the Trust and their immediate family members did not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.
As of December 31, 2019, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.
The table set forth in Exhibit A shows the percentage ownership of each shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) who, as of December 31, 2019 owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of the shares of the Fund (the “Principal Holders”). A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of control. A party that controls the Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.
Information as to the Principal Holders is based on the securities position listing reports as of December 31, 2019. The Fund does not have any knowledge of who the ultimate beneficiaries are of the shares.
Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Fund. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, the Chief Executive Officer of First Trust. First Trust discharges its responsibilities to the Fund subject to the policies of the Board of Trustees.
First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.
First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Fund. First Trust also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust manages the investment of the Fund’s assets and is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services, and for paying all expenses of the Fund, excluding the fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
The Fund has agreed to pay First Trust an annual management fee equal to 0.70% of its average daily net assets.
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Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to First Trust, or by First Trust on 60 days’ written notice to the Fund.
The following table sets forth the unitary management fee management fees received by First Trust for the specified periods.
Amount of Unitary Fees
Inception Date	Fiscal Period Ended September 30, 2019
10/4/2018	$13,125
Investment Committee.    The Investment Committee of First Trust (the “Investment Committee”) is primarily responsible for the day-to-day management of the Fund. There are currently six members of the Investment Committee, as follows:
Name	Position with First Trust	Length of Service with First Trust	Principal Occupation During Past Five Years
Daniel J. Lindquist	Chairman of the Investment Committee and Managing Director	Since 2004	Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
David G. McGarel	Chief Operating Officer, Chief Investment Officer and Managing Director	Since 1997	Chief Operating Officer (2016 to present), Chief Investment Officer and Managing Director, First Trust Advisors L.P. and First Trust Portfolios L.P.
Jon C. Erickson	Senior Vice President	Since 1994	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Roger F. Testin	Senior Vice President	Since 2001	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Stan Ueland	Senior Vice President	Since 2005	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Chris A. Peterson	Senior Vice President	Since 2000	Senior Vice President, First Trust Advisors L.P. and First Trust Portfolios L.P.
Daniel J. Lindquist:  Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Fund's investment strategies.
David G. McGarel:  As First Trust's Chief Investment Officer, Mr. McGarel consults with the Investment Committee on market conditions and First Trust's general investment philosophy. As Chief Operating Officer, Mr. McGarel is responsible for First Trust and FTP operations, including information systems, trust administration and First Trust administration.
Jon C. Erickson:  As the head of First Trust’s Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.
Roger F. Testin:  As head of First Trust’s Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group.
Stan Ueland:  Mr. Ueland is a Senior Vice President and is responsible for executing the investment strategies of the Fund.
Chris A. Peterson:  Mr. Peterson is a Senior Vice President and head of the strategy research group at First Trust. Mr. Peterson is responsible for developing and implementing quantitative equity investment strategies.
As of September 30, 2019, Mr. Ueland beneficially owned shares of the Fund in the amount of $1 - $10,000.
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Compensation.    The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.  Salaries are determined by management and are based upon an individual’s position and overall value to the firm.  Bonuses are also determined by management and are based upon an individual’s overall contribution to the success of the firm and the profitability of the firm.  Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds’ portfolios.  In addition, Mr. Erickson, Mr. Lindquist, Mr. McGarel, Mr. Ueland and Mr. Peterson also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.
Accounts Managed by Investment Committee
The Investment Committee manages the investment vehicles (other than the Fund) with the number of accounts and assets, as of September 30, 2019 set forth in the table below:
Investment Committee Member	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Dan Lindquist	111 ($52,680,449,398)	35 ($850,974,836)	1,570 ($574,925,539)
David McGarel	111 ($52,680,449,398)	35 ($850,974,836)	1,570 ($574,925,539)
Jon Erickson	110 ($52,680,449,398)	35 ($850,974,836)	1,570 ($574,925,539)
Roger Testin	110 ($52,680,449,398)	35 ($850,974,836)	1,570 ($574,925,539)
Stan Ueland	104 ($51,629,737,612)	28 ($734,461,332)	N/A
Chris Peterson	111 ($52,680,449,398)	31 ($753,136,379)	1,570 ($574,925,539)
Conflicts.    None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Fund's investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Fund and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Fund and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Committee.
Brokerage Allocations
First Trust is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers and, on occasion, the issuers. Commissions will be paid on a Fund’s futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay markups on principal transactions. In selecting broker-dealers and in negotiating commissions, First Trust considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of shares.
Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research
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services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Such brokerage and research services are often referred to as “soft dollars.” First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.
Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Investment Management Agreement provides that such higher commissions will not be paid by the Fund unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.
First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Fund effects its securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.
Brokerage Commissions
The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the specified period. Significant variations in the amount the Fund paid in brokerage commissions from year-to-year are generally the result of fluctuations in the size of the Fund or changes to the Fund’s portfolio holdings.
Aggregate Amount of Brokerage Commissions
Inception Date	Fiscal Period Ended September 30, 2019
10/4/2018	$1,222
Administrator, Fund Accounting Agent, Custodian, Transfer Agent, Distributor,
Index Provider and Exchange
Administrator and Fund Accounting Agent. The Trust has appointed The Bank of New York Mellon (“BNYM”), located at 240 Greenwich Street, New York, New York 10286, to serve as the Fund’s administrator and provide the Fund with accounting services pursuant to a fund administration and accounting agreement (the “Administration and Accounting Agreement”). Under the Administration and Accounting Agreement, BNYM is obligated, on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM generally will assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other service providers), assist in preparing reports to shareholders or investors, prepare and file
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tax returns, supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities and supply supporting documentation for meetings of the Board.
Custodian. The Trust has appointed BNYM to serve as the Fund’s custodian pursuant to a custody agreement (the “Custody Agreement”). Pursuant to the terms of the Custody Agreement, BNYM is generally responsible for the safekeeping of the Fund’s assets and performing various other administrative duties set forth in the agreement.
Transfer Agent. The Trust has appointed BNYM to serve as the Fund’s transfer agent and dividend disbursing agent pursuant to a transfer agency and service agreement (the “Transfer Agency Agreement”). Pursuant to the terms of the Transfer Agency Agreement, BNYM is responsible for performing and facilitating the purchases and redemptions of Creation Unit Aggregations, as well as performing other customary services of a transfer agent and dividend disbursing agent.
As set forth in the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to indemnify and hold harmless BNYM from certain costs, expenses, damages, liabilities or claims which are sustained or incurred or which may be asserted against BNYM, provided that such costs, expenses, damages, liabilities and claims did not result from BNYM’s own negligence or willful misconduct.
As compensation for the services provided by BNYM under the Administration and Accounting Agreement, Custody Agreement and Transfer Agency Agreement, the Trust, on behalf of the Fund, has agreed to pay to BNYM such compensation as may be specifically agreed upon from time to time and reimburse BNYM for out-of-pocket expenses which are a normal incident of the services provided under the agreements. Pursuant to the terms of the Investment Management Agreement, the Fund does not directly pay BNYM for these services, as First Trust has assumed responsibility for the payment of these expenses out of the unitary management fee it receives from the Fund.
Distributor. First Trust Portfolios L.P., an affiliate of First Trust, is the distributor (“FTP” or the “Distributor”) and principal underwriter of the shares of the Fund. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”
For the fiscal period ended September 30, 2019, there were no underwriting commissions with respect to the sale of Fund shares and FTP did not receive compensation on redemptions for the Fund for that period.
12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) pursuant to which the Fund may reimburse the Distributor up to a maximum annual rate of 0.25% of their average daily net assets.
Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. With the exception of the Distributor and its affiliates, no “interested person” of the Trust (as that term is defined in the 1940 Act) and no Trustee of the Trust has a direct or indirect financial interest in the operation of the Plan or any related agreement.
No fee is currently paid by the Fund under the Plan, and pursuant to a contractual agreement, the Fund will not pay 12b-1 fees any time before January 31, 2021.
Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The Distributor has entered into agreements with participants that utilize the facilities of the Depository Trust Company (the “DTC Participants”), which have international operational capabilities and place orders for Creation Unit Aggregations of Fund shares. Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) shall be DTC Participants (as defined in “DTC Acts as Securities Depository for Fund Shares” below).
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Index Provider. The Index is compiled by IPOX® Schuster LLC, the Index Provider. First Trust does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.
The Fund is not sponsored, endorsed, sold or promoted by IPOX® Schuster LLC. IPOX® Schuster LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund. IPOX®’s only relationship to First Trust is the licensing of certain trademarks and trade names of IPOX® and of the IPOX® 100 Europe Index, which is determined, composed and calculated without regard to First Trust or the Fund.
IPOX® IS A REGISTERED INTERNATIONAL TRADEMARK OF IPOX® SCHUSTER LLC AND IPOX® SCHUSTER, IPOX®-100 AND IPOX®-30 ARE TRADE MARKS AND SERVICE MARKS OF IPOX® SCHUSTER LLC (WWW.IPOX.COM) AND HAVE BEEN LICENSED FOR CERTAIN PURPOSES FROM IPOX® SCHUSTER LLC TO FIRST TRUST PURSUANT TO THE PRODUCT LICENSE AGREEMENT.
A patent with respect to the IPOX® Schuster LLC index methodology has been issued (U.S. Pat. No. 7,698,197). IPOX® is a registered international trademark of IPOX® Schuster LLC (www.ipox.com).
Additional Service Provider. First Trust, on behalf of the Fund, has engaged Intercontinental Exchange, Inc. or its designee (the “IPV Calculator”) to calculate the intra-day values for the shares of the Fund.
Exchange. The only relationship that Nasdaq has with First Trust or the Distributor of the Fund in connection with the Fund is that Nasdaq lists the shares of the Fund and disseminates the intra-day portfolio values of the Fund pursuant to its listing agreement with the Trust. Nasdaq is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of the Fund or in the determination or calculation of the net asset value of the Fund. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Fund.
Additional Payments to Financial Intermediaries
First Trust or its affiliates may from time to time make payments, out of their own resources, to certain financial intermediaries that sell shares of First Trust mutual funds and ETFs (“First Trust Funds”) to promote the sales and retention of Fund shares by those firms and their customers.  The amounts of these payments vary by intermediary.  The level of payments that First Trust is willing to provide to a particular intermediary may be affected by, among other factors, (i) the firm’s total assets or Fund shares held in and recent net investments into First Trust Funds, (ii) the value of the assets invested in the First Trust Funds by the intermediary’s customers, (iii) redemption rates, (iv) its ability to attract and retain assets, (v) the intermediary’s reputation in the industry, (vi) the level and/or type of marketing assistance and educational activities provided by the intermediary, (vii) the firm’s level of participation in First Trust Funds’ sales and marketing programs, (viii) the firm’s compensation program for its registered representatives who sell Fund shares and provide services to Fund shareholders, and (ix) the asset class of the First Trust Funds for which these payments are provided. Such payments are generally asset-based but also may include the payment of a lump sum.
First Trust may also make payments to certain intermediaries for certain administrative services and shareholder processing services, including record keeping and sub-accounting of shareholder accounts pursuant to a sub-transfer agency, omnibus account service or sub-accounting agreement.  All fees payable by First Trust under this category of services may be charged back to the Fund, subject to approval by the Board.
First Trust and/or its affiliates may make payments, out of its own assets, to those firms as compensation and/or reimbursement for marketing support and/or program servicing to selected intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the First Trust Funds or that make First Trust Fund shares available through certain selected Fund no-transaction fee institutional platforms and fee-based wrap programs at certain financial intermediaries. Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the intermediary and are generally asset-based. Services for which an intermediary receives marketing support payments may include, but are not limited to, business planning assistance, advertising,
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educating the intermediary’s personnel about First Trust Funds in connection with shareholder financial planning needs, placement on the intermediary’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the intermediary. In addition, intermediaries may be compensated for enabling representatives of First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the intermediary. Services for which an intermediary receives program servicing payments typically include, but are not limited to, record keeping, reporting or transaction processing and shareholder communications and other account administration services, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An intermediary may perform program services itself or may arrange with a third party to perform program services. These payments, if any, are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the First Trust Funds out of Fund assets.
From time to time, First Trust and/or its affiliates, at its expense, may provide other compensation to intermediaries that sell or arrange for the sale of shares of the First Trust Funds, which may be in addition to marketing support and program servicing payments described above. For example, First Trust and/or its affiliates may: (i) compensate intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations and tax reporting) on an asset-based or per-account basis; (ii) compensate intermediaries for providing Fund shareholder trading information; (iii) make one time or periodic payments to reimburse selected intermediaries for items such as ticket charges (i.e., fees that an intermediary charges its representatives for effecting transactions in Fund shares) or exchange order, operational charges (e.g., fees that an intermediary charges for establishing the Fund on its trading system) and literature printing and/or distribution costs; (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan; and (v) provide payments to broker-dealers to help defray their technology or infrastructure costs.
When not provided for in a marketing support or program servicing agreement, First Trust and/or its affiliates may also pay intermediaries for enabling First Trust and/or its affiliates to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other intermediary employees, client and investor events and other intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. First Trust and/or its affiliates make payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.
First Trust and/or its affiliates occasionally sponsor due diligence meetings for registered representatives during which they receive updates on various First Trust Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in First Trust Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by First Trust and/or its affiliates.
The amounts of payments referenced above made by First Trust and/or its affiliates could be significant and may create an incentive for an intermediary or its representatives to recommend or offer shares of the First Trust Funds to its customers. The intermediary may elevate the prominence or profile of the First Trust Funds within the intermediary’s organization by, for example, placing the First Trust Funds on a list of preferred or recommended funds and/or granting First Trust and/or its affiliates preferential or enhanced opportunities to promote the First Trust Funds in various ways within the intermediary’s organization. These payments are made pursuant to negotiated agreements with intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, many of these payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Fund. The types of payments described herein are not mutually exclusive, and a single intermediary may receive some or all types of payments as described.
Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their intermediaries for information about any payments they receive from First Trust and/or its affiliates and the services it provides for those payments. Investors may wish to take intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.
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Additional Information
Book Entry Only System. The following information supplements and should be read in conjunction with the Prospectus.
DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of The Depository Trust Company (“DTC”) or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the “NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Intra-Day Portfolio Value. The price of a non-U.S. security that is primarily traded on a non-U.S. exchange shall be updated every 15 seconds throughout its trading day, provided, that upon the closing of such non-U.S. exchange, the closing price of the security will be used throughout the remainder of the business day where the markets remain open. These exchange rates may differ from those used by First Trust and consequently result in intra-day portfolio values that may vary. Furthermore, in calculating the intra-day portfolio values of the Fund’s shares, the Calculation Agent shall use the exchange rates throughout the day (9:00 a.m. to 4:15 p.m. Eastern Time) that it deems to be most appropriate.
Policy Regarding Investment in Other Investment Companies. The Fund will not rely on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act to invest in other investment companies.
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Proxy Voting Policies and Procedures
The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently with the best interests of the Fund.
The Board has delegated to First Trust the proxy voting responsibilities for the Fund and has directed First Trust to vote proxies consistent with the Fund’s best interests. First Trust has engaged the services of ISS Institutional Services, Inc. (“ISS”) to make recommendations to First Trust on the voting of proxies relating to securities held by the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust’s clients hold any securities of that company, First Trust will vote proxies relating to such company’s securities in accordance with the ISS recommendations to avoid any conflict of interest.
First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all inclusive, they do provide guidance on First Trust’s general voting policies. The ISS Proxy Voting Guidelines are attached hereto as Exhibit B. Information regarding how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request and without charge on the Fund’s website at www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC’s website at www.sec.gov.
Portfolio Schedule.    The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Fund’s portfolio holdings are also available on the Fund’s website at www.ftportfolios.com. The Trust, First Trust, FTP and BNYM will not disseminate non-public information concerning the Trust.
Codes of Ethics. In order to mitigate the possibility that the Fund will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by the Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Chief Compliance Officer or his or her designee. These Codes of Ethics are on public file with, and are available from, the SEC.
Creation and Redemption of Creation Unit Aggregations
Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their net asset values next determined after receipt, on any Business Day (as defined below), of an order in proper form.
A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust—the “Deposit Securities”—per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index and generally an amount of cash—the “Cash Component”—
computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount)
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constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.
The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the net asset value of Fund shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities and/or cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.
The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.
Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.
The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund change as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available, may not be available in sufficient quantity for delivery or that might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.
In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.
Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the section entitled “Book Entry Only System”), must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below), and must have international operational capabilities. A DTC Participant is also referred to as an “Authorized Participant”. Investors should contact the Distributor for the names of AP that have signed a Participant Agreement. All Fund shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.
All orders to create Creation Unit Aggregations must be received by the transfer agent no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for the creation of Creation Unit Aggregations to be effected based on the net asset value of shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the transfer agent or an Authorized Participant.
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For non-U.S. securities, Deposit Securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date (as defined below). If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the Creation Order, together with the applicable Creation Transaction Fee (as defined below) and additional variable amounts, as described below. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the transfer agent pursuant to procedures set forth in the Participant Agreement (as described below).
All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Placement of Creation Orders. In order to purchase Creation Units of the Fund, an Authorized Participant must submit an order to purchase for one or more Creation Units. All such orders must be received by the Fund’s transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern Time) in order to receive that day’s closing net asset value per share. Orders must be placed in proper form by or through an Authorized Participant which is a DTC Participant, i.e., a subcustodian of the Trust. Deposit Securities must be delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities must be delivered to an account maintained at the applicable local subcustodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Security is an ADR or similar domestic instrument, it may be delivered to the Custodian. The Authorized Participant must also pay on or before the International Contractual Settlement Date immediately available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the creation order, together with the applicable Creation Transaction Fee and additional variable amounts, as described below. The “International Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Fund or (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction(s) where any of the securities of the Fund are customarily traded. A custom order may be placed by an Authorized Participant in the event that the Fund permits or requires the substitution of an amount of cash to be added to the Cash Component (if applicable) to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason.
The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the International Contractual Settlement Date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.
A Creation Unit Aggregation will not be issued until the transfer of good title to the Trust of the portfolio of Deposit Securities, the payment of the Cash Component, the payment of any other cash amounts and the Creation Transaction Fee (as defined below) have been completed. When the required Deposit Securities which are U.S. securities have been delivered to the Trust through DTC or NSCC, and Deposit Securities which are non-U.S. securities have been delivered to the Custodian and each relevant subcustodian confirms to the Custodian that the required Deposit Securities which are non-U.S. securities (or, when permitted in the sole discretion of Trust, the cash in lieu thereof) have been delivered to the account of the relevant subcustodian, the Custodian shall notify the Distributor and the transfer agent which, acting on behalf of the Trust, will issue and cause the delivery of the Creation Unit Aggregations. The Trust may in its sole discretion permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other relevant reasons. If the Distributor, acting on behalf of the Trust, determines that a “cash in lieu” amount will be accepted, the Distributor will notify the Authorized Participant and the transfer agent, and the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the “cash in lieu” amount, with any appropriate adjustments as advised by the Trust as discussed below.
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In the event that an order for a Creation Unit is incomplete on the International Contractual Settlement Date because certain or all of the Deposit Securities are missing, the Trust may issue a Creation Unit notwithstanding such deficiency in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by an additional cash deposit (described below) with respect to the undelivered Deposit Securities. The Trust may permit, in its discretion, the Authorized Participant to substitute a different security in lieu of depositing some or all of the Deposit Securities. Substitution of cash or a different security might be permitted or required, for example, because one or more Deposit Securities may be unavailable in the quantity needed or may not be eligible for trading by the Authorized Participant due to local trading restrictions or other restrictions.
To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.
Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Fund or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. In addition, an order may be rejected for practical reasons such as the imposition by a foreign government or a regulatory body of controls, or other monetary, currency or trading restrictions that directly affect the portfolio securities held or systems failures involving computer or other information systems affecting any relevant sub-custodian. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. Purchasers of Creation Units must pay a creation transaction fee (the “Creation Transaction Fee”) to BNYM that is currently $500. The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The price for each Creation Unit will equal the daily net asset value per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
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As discussed above, shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities.
Redemption of Fund Shares in Creation Unit Aggregations. Fund shares may be redeemed only in Creation Unit Aggregations at their net asset value next determined after receipt of a redemption request in proper form by the Fund through the transfer agent and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of Fund shares to constitute a redeemable Creation Unit Aggregation. A redeeming beneficial owner must maintain appropriate security arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of the portfolio securities are customarily traded. If such arrangements cannot be made, or it is not possible to effect deliveries of the portfolio securities in a particular jurisdiction or under certain other circumstances (for example, holders may incur unfavorable tax treatment in some countries if they are entitled to receive “in-kind” redemption proceeds), Fund shares may be redeemed for cash at the discretion of First Trust.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m. Eastern Time) on each Business Day, the identity of the Fund Securities (as defined below) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities (as defined below) received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.
Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of a portfolio of securities (“Fund Securities”)—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee as listed below and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Fund Securities have a value greater than the net asset value of the Fund shares, a compensating cash payment equal to the difference plus, the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes is required to be made by or through an Authorized Participant by the redeeming shareholder.
The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as are permitted by the SEC.
Redemption Transaction Fee. Parties redeeming Creation Units must pay a redemption transaction fee (the “Redemption Transaction Fee”) to BNYM that is currently $500. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as the Fund’s portfolio is adjusted to conform to changes in the composition of the Index. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.
Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by BNYM (in its capacity as transfer agent) not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to BNYM; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
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Deliveries of Fund Securities to investors are generally expected to be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. Under the 1940 Act, the Fund would generally be required to make payment of redemption proceeds within seven days after a security is tendered for redemption. However, because the settlement of redemptions of Fund shares is contingent not only on the settlement cycle of the U.S. securities markets, but also on delivery cycles of foreign markets, pursuant to an exemptive order on which the Fund may rely, the Fund’s in-kind redemption proceeds must be paid within the maximum number of calendar days required for such payment or satisfaction in the principal local foreign markets where transactions in portfolio securities customarily clear and settle, but generally no later than 12 calendar days following tender of a Creation Unit Aggregation.
In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.
To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund’s transfer agent, the transfer agent may nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 115%, which First Trust may change from time to time, of the value of the missing shares.
The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by BNYM and marked to market daily, and that the fees of BNYM and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. If the Authorized Participant’s agreement provides for collateralization, it will permit the Trust, on behalf of the Fund, to purchase the missing shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral.
The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by BNYM according to the procedures set forth in this SAI under “Determination of Net Asset Value” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to BNYM by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to BNYM prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by BNYM on such Transmittal Date. If, however, a redemption order is submitted to BNYM by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that such order is deemed received by the Trust, i.e., the Business Day on which the shares of the Fund are delivered through DTC to BNYM by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.
If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem Fund shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its Fund shares based on the net asset value of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the net asset value.
Redemptions of Fund shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so
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without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.
Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the listing exchange for the Fund is closed or that are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or purchase and sell shares of the Fund on the listing exchange for the Fund, on days when the net asset value of the Fund could be significantly affected by events in the relevant foreign markets.
Regular Holidays
The Fund generally intends to effect deliveries of Creation Units and securities in its portfolio (“Portfolio Securities”) on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than “T” plus two in order to accommodate local holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.
The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days for the Fund in certain circumstances. It is not expected, however, that the Fund will take more than twelve calendar days from the date of the tender to deliver the redemption proceeds. The holidays applicable to the Fund during such periods are listed below. Certain holidays may occur on different dates in subsequent years. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.
The dates of the regular holidays affecting the relevant securities markets from February 2020 through January 2021 of the below-listed countries are as follows:
Argentina	Australia	Austria	Belgium	Brazil	Canada	Chile
March 4 March 5 April 2 April 9 April 10 May 1 June 17 June 20 July 8 July 9 August 17 October 12 November 23 December 8 December 25 January 1	April 10 April 13 June 8 December 25 December 28 January 1 January 26	April 10 April 13 May 1 June 1 October 26 December 8 December 25 January 1	April 13 May 1 May 21 November 11 December 25 January 1	February 24 February 25 February 26 April 10 April 21 May 1 June 11 July 9 September 7 October 12 November 2 November 20 December 24 December 25 December 31 January 1	February 17 April 10 May 18 July 1 August 3 September 7 October 12 November 11 December 24 December 25 December 28 January 1	April 10 April 11 May 1 May 21 July 16 August 15 September 18 October 12 December 8 December 25 January 1
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China	Denmark	Finland	France	Germany	Greece	Hong Kong
May 1 April 6 June 25 October 1 October 2 October 5 October 6 October 7 January 1	April 9 April 10 April 13 May 8 May 21 May 22 June 1 June 5 December 24 December 25 December 31 January 1	January 6 April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31 January 1	April 10 April 22 May 1 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 8 May 21 June 1 December 24 December 25 December 31 January 1	March 2 March 25 April 10 April 13 April 17 April 20 May 1 June 8 October 28 December 24 December 25 December 31 January 1 January 6	February 5 February 6 February 7 April 5 April 19 April 22 May 1 May 13 June 7 July 1 October 1 October 7 December 25 December 26 January 1
India	Ireland	Israel	Italy	Japan	Malaysia	Mexico
February 21 March 9 April 2 April 6 April 10 April 14 May 1 July 31 August 20 August 28 October 2 November 16 November 30 December 25	April 10 April 13 May 1 December 24 December 25 December 31 January 1	March 10 April 8 April 9 April 12 April 13 April 14 April 15 April 28 April 29 May 28 May 29 July 30 September 20 September 27 September 28 October 4 October 5 October 6 October 7	April 10 April 13 May 1 December 24 December 25 December 31 January 1	February 11 February 24 March 20 April 29 May 4 May 5 May 6 July 23 July 24 August 10 September 21 September 22 November 3 November 23 December 31 January 1 January 2 January 3 January 11	February 1 February 8 May 1 May 7 May 11 May 25 June 6 July 31 August 20 August 31 September 16 October 29 November 14 December 25 January 1	February 3 February 5 March 16 April 9 April 10 May 1 September 16 November 16 November 20 December 25 January 1
New Zealand	Netherlands	Norway	Portugal	Singapore	South Africa	South Korea
February 6 April 10 April 13 April 27 June 1 October 26 December 24 December 25 December 28 December 31 January 1 January 4	April 10 April 13 May 1 May 21 June 1 August 3 December 24 December 25 December 31 January 1	April 9 April 10 April 13 May 1 May 21 June 1 June 17 August 3 December 24 December 25 December 31 January 1	April 10 April 13 May 1 December 24 December 25 December 31 January 1	April 10 May 1 May 7 May 25 July 31 August 10 November 14 December 25 January 1	March 21 April 10 April 13 April 27 May 1 June 16 August 9 September 24 December 16 December 25 December 26 January 1	April 30 May 1 May 5 June 6 September 30 October 1 October 2 October 9 December 25 December 31 January 1
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Spain	Sweden	Switzerland	Taiwan	Thailand	United Kingdom	United States
April 10 April 13 April 22 May 1 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 21 June 19 December 24 December 25 December 31 January 1	April 10 April 13 May 1 May 21 June 1 December 24 December 25 December 31 January 1	February 28 April 3 April 4 May 1 June 25 October 1 October 9 October 10 January 1	February 10 April 6 April 13 April 14 April 15 May 1 May 4 May 6 June 3 July 6 July 28 August 12 October 13 October 23 December 7 December 10 December 31 January 1	April 10 April 13 May 8 May 25 August 31 December 24 December 25 December 31 January 1	February 17 April 10 May 25 July 3 September 7 November 26 December 25 January 1 January 18
Federal Tax Matters
This section summarizes some of the main U.S. federal income tax consequences of owning shares of the Fund. This section is current as of the date of the SAI. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.
This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.
As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.
The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the “Code”).
To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.
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As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
Subject to certain reasonable cause and de minimis exceptions, if the Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.
Distributions
Dividends paid out of the Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from the Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund is generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. The Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend which is eligible for the capital gains tax rates. The Fund cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.
Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.
A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Fund from certain domestic corporations may be reported by the Fund as being eligible for the dividends received deduction.
Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a tax basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.
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Sale or Exchange of Fund Shares
Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.
Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.
Taxes on Purchase and Redemption of Creation Units
If a shareholder exchanges securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Nature of Fund’s Investments
Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.
Futures Contracts and Options
The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.
Investments in Certain Foreign Corporations
If the Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject
35

to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Non-U.S. Shareholders
U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“non-U.S. shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Distributions to non-financial non-U.S. entities (other than publicly traded foreign entities, entities owned by residents of U.S. possessions, foreign governments, international organizations, or foreign central banks) will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends after December 31, 2018. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.
Income Not Effectively Connected. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.
Distributions of capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.
Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term
36

capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.
In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return.
Income Effectively Connected. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.
Capital Loss Carryforward
Under the Regulated Investment Company Modernization Act of 2010, net capital losses of the Fund incurred in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. At September 30, 2019, the Fund had net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations generally apply when there has been a 50% change in ownership.
Total Non-Expiring Capital Loss Available
$177,688
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”
The per-share net asset value of the Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Under normal circumstances, daily calculation of the net asset value will utilize the last closing sale price of each security held by the Fund at the close of the market on which such security is principally listed. In determining net asset value, portfolio securities for the Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:
(1)	Common stocks and other equity securities listed on any national or foreign exchange other than Nasdaq and the London Stock Exchange Alternative Investment Market (“AIM”) will be valued at the last sale price on the exchange on which they are principally traded, or the official closing price for Nasdaq and AIM securities. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the Business Day as of which such value is being determined at the close of the exchange representing the principal market for such securities.
(2)	Shares of open-end mutual funds are valued at fair value which is based on NAV per share.
(3)	Securities traded in the OTC market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
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(4)	Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
(5)	Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by a pricing service or by certain independent dealers in such contracts.
In addition, the following types of securities will be fair valued by the Fund accounting agent as follows:
(1)	Fixed-income securities, convertible securities, interest rate swaps, credit default swaps, total return swaps, currency swaps, currency-linked notes, credit-linked notes and other similar instruments will be fair valued using a pricing service.
(2)	Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
(i)	the credit conditions in the relevant market and changes thereto;
(ii)	the liquidity conditions in the relevant market and changes thereto;
(iii)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
(iv)	issuer-specific conditions (such as significant credit deterioration); and
(v)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
(3)	Repurchase agreements will be valued as follows. Overnight repurchase agreements will be fair valued at amortized cost when it represents the best estimate of fair value. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be fair valued by the Advisor’s Pricing Committee at the average of the bid quotations obtained daily from at least two recognized dealers.
If the Advisor’s Pricing Committee has reason to question the accuracy or reliability of a price supplied or the use of the amortized cost methodology, the Advisor’s Pricing Committee shall determine if “it needs to fair value” such portfolio security pursuant to established valuation procedures. From time to time, the Advisor’s Pricing Committee will request that the Fund accounting agent submit price challenges to a pricing service, usually in response to any updated broker prices received.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include but are not limited to, restricted securities (securities that may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or is likely to make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s fair value. Fair value prices represent any prices not considered market value prices and are either obtained from a pricing service or are determined by the Advisor’s Pricing Committee. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from pricing services. If no market price or official close price is available from either a pricing service or no quotations are available from one or more brokers or if the Advisor’s Pricing Committee has reason to question the reliability or accuracy of a price supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market prices/quotations
38

are not readily available will be determined by the Advisor’s Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date, based on a consideration of all available information. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchange.
Because foreign markets may be open on different days than the days during which a shareholder may purchase the shares of the Fund, the value of the Fund’s investments may change on the days when shareholders are not able to purchase the shares of the Fund. For foreign securities, if an extraordinary market event occurs between the time the last “current” market quotation is available for a security in the Fund’s portfolio and the time the Fund’s net asset value is determined and calls into doubt whether that earlier market quotation represents fair value at the time the Fund’s net asset value is determined, the Fund accounting agent will immediately notify the Advisor’s Pricing Committee and the Advisor’s Pricing Committee shall determine the fair valuation. For foreign securities, the Advisor’s Pricing Committee may seek to determine the “fair value” of such securities by retaining a pricing service to determine the value of the securities.
Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”
General Policies. Dividends from net investment income of the Fund, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.
Dividends and other distributions of Fund shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of its dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Miscellaneous Information
Counsel.     Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.
Independent Registered Public Accounting Firm.    Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Fund's independent registered public accounting firm. The firm audits the Fund's financial statements and performs other related audit services.
Financial Statements
The audited financial statements and notes thereto for the Fund, contained in the Annual Report to Shareholders dated September 30, 2019, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at www.sec.gov.
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Exhibit A—Principal Holders Table
NAME OF BENEFICIAL OWNER	% OF OUTSTANDING SHARES OWNED
FIRST TRUST IPOX® EUROPE EQUITY OPPORTUNITIES ETF
Pershing LLC	44.70%
J.P. Morgan Securities LLC/JPMC	25.66%
Charles Schwab & Co., Inc.	16.58%
(1)	Charles Schwab & Co., Inc.: 2423 E Lincoln Drive, Phoenix, Arizona 85016
(2)	J.P. Morgan Securities LLC/JPMC: 500 Stanton Christiana Rd., NCC5, Newark, Delaware 19713
(3)	Pershing LLC: One Pershing Plaza, Jersey City, New Jersey 07399
A-1

Exhibit B—ISS Proxy Voting Guidelines
UNITED STATES
Concise Proxy Voting Guidelines

Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2020
Published December 11, 2019
ISSGOVERNANCE.COM
© 2019 | Institutional Shareholder Services and/or its affiliates

U.S. Concise Proxy Voting Guidelines

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
➤	General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:
➤	Independent directors comprise 50 percent or less of the board;
➤	The non-independent director serves on the audit, compensation, or nominating committee;
➤	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
➤	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
➤	Medical issues/illness;
➤	Family emergencies; and
➤	Missing only one meeting (when the total of all meetings is three or fewer).
In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

[1]	A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
[2]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
[3]	Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Overboarded Directors: Generally vote against or withhold from individual directors who:
➤	Sit on more than five public company boards; or
➤	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards[4].
Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:
➤	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
➤	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
➤	Other relevant factors as applicable.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
➤	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
➤	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
➤	Rationale provided in the proxy statement for the level of implementation;
➤	The subject matter of the proposal;
➤	The level of support for and opposition to the resolution in past meetings;
➤	Actions taken by the board in response to the majority vote and its engagement with shareholders;
➤	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
➤	Other factors as appropriate.
➤	The board failed to act on takeover offers where the majority of shares are tendered;
➤	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
➤	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
➤	The company's response, including:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
➤	Other recent compensation actions taken by the company;
➤	Whether the issues raised are recurring or isolated;
[4]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
➤	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
Problematic Takeover Defenses/Governance Structure
Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
➤	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
➤	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
➤	A classified board structure;
➤	A supermajority vote requirement;
➤	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
➤	The inability of shareholders to call special meetings;
➤	The inability of shareholders to act by written consent;
➤	A multi-class capital structure; and/or
➤	A non-shareholder-approved poison pill.
Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval1 in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:
➤	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
➤	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
➤	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
➤	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
➤	The company's ownership structure;
[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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➤	The company's existing governance provisions;
➤	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,
➤	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
➤	Classified the board;
➤	Adopted supermajority vote requirements to amend the bylaws or charter; or
➤	Eliminated shareholders' ability to amend bylaws.
Problematic Capital Structure – Newly Public Companies: For newly public companies6 , generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.
Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.
Problematic Governance Structure – Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
➤	Supermajority vote requirements to amend the bylaws or charter;
➤	A classified board structure; or
➤	Other egregious provisions.
A reasonable sunset provision will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;
➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Restrictions on Shareholders’ Rights
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
➤	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
➤	The non-audit fees paid to the auditor are excessive;
➤	The company receives an adverse opinion on the company’s financial statements from its auditor; or
➤	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
➤	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices; or
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
➤	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
➤	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock:
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

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➤	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
➤	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
➤	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
➤	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
➤	Any other relevant factors.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
➤	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
➤	Failure to replace management as appropriate; or
➤	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
➤	General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
➤	General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
➤	Long-term financial performance of the company relative to its industry;
➤	Management’s track record;
➤	Background to the contested election;
➤	Nominee qualifications and any compensatory arrangements;
➤	Strategic plan of dissident slate and quality of the critique against management;
➤	Likelihood that the proposed goals and objectives can be achieved (both slates); and
➤	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
[7]	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Independent Board Chair
➤	General Recommendation: Generally vote for shareholder proposals requiring that the chair position be filled by an independent director, taking into consideration the following:
➤	The scope and rationale of the proposal;
➤	The company's current board leadership structure;
➤	The company's governance structure and practices;
➤	Company performance; and
➤	Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
➤	A majority non-independent board and/or the presence of non-independent directors on key board committees;
➤	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
➤	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
➤	Evidence that the board has failed to oversee and address material risks facing the company;
➤	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
➤	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.
Proxy Access
➤	General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:
➤	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
➤	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
➤	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
➤	Cap: cap on nominees of generally twenty-five percent (25%) of the board.
Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.
Shareholder Rights & Defenses
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
➤	General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.
In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
➤	The presence of a shareholder proposal addressing the same issue on the same ballot;
➤	The board's rationale for seeking ratification;
➤	Disclosure of actions to be taken by the board should the ratification proposal fail;
➤	Disclosure of shareholder engagement regarding the board’s ratification request;

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➤	The level of impairment to shareholders' rights caused by the existing provision;
➤	The history of management and shareholder proposals on the provision at the company’s past meetings;
➤	Whether the current provision was adopted in response to the shareholder proposal;
➤	The company's ownership structure; and
➤	Previous use of ratification proposals to exclude shareholder proposals.
CAPITAL/RESTRUCTURING
Common Stock Authorization
➤	General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
➤	Past Board Performance:
➤	The company's use of authorized shares during the last three years
➤	The Current Request:
➤	Disclosure in the proxy statement of the specific purposes of the proposed increase;
➤	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
➤	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):
A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

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Share Repurchase Programs
➤	General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:
➤	Greenmail,
➤	The use of buybacks to inappropriately manipulate incentive compensation metrics,
➤	Threats to the company's long-term viability, or
➤	Other company-specific factors as warranted.
Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.
Share Repurchase Programs Shareholder Proposals
➤	General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.
➤	Financial issues – company’s financial situation; degree of need of capital; use of proceeds; effect of the financing on the company’s cost of capital;
➤	Management efforts to pursue other alternatives;
➤	Control issues – change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
➤	Conflict of interest – arm’s length transaction, managerial incentives.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
Mergers and Acquisitions
➤	General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
➤	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
➤	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
➤	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
➤	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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➤	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
➤	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
➤	General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
➤	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
➤	The company maintains significant problematic pay practices;
➤	The board exhibits a significant level of poor communication and responsiveness to shareholders.

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Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
➤	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
➤	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
➤	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
➤	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:
1.	Peer Group[9] Alignment:
➤	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
➤	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
➤	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.
2.	Absolute Alignment[10]– the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
➤	The ratio of performance- to time-based incentive awards;
➤	The overall ratio of performance-based compensation to fixed or discretionary pay;
➤	The rigor of performance goals;
➤	The complexity and risks around pay program design;
➤	The transparency and clarity of disclosure;
➤	The company's peer group benchmarking practices;
➤	Financial/operational results, both absolute and relative to peers;
➤	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
[8]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[9]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[10]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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➤	Realizable pay[11] compared to grant pay; and
➤	Any other factors deemed relevant.
➤	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
➤	Problematic practices related to non-performance-based compensation elements;
➤	Incentives that may motivate excessive risk-taking or present a windfall risk; and
➤	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
➤	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
➤	Extraordinary perquisites or tax gross-ups;
➤	New or materially amended agreements that provide for:
➤	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
➤	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
➤	CIC excise tax gross-up entitlements (including "modified" gross-ups);
➤	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
➤	Liberal CIC definition combined with any single-trigger CIC benefits;
➤	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
➤	Any other provision or practice deemed to be egregious and present a significant risk to investors.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
➤	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
➤	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
➤	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
➤	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
➤	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
➤	Other recent compensation actions taken by the company;
[11]	ISS research reports include realizable pay for S&P1500 companies.

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U.S. Concise Proxy Voting Guidelines

➤	Whether the issues raised are recurring or isolated;
➤	The company's ownership structure; and
➤	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
➤	General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:
➤	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
➤	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
➤	SVT based only on new shares requested plus shares remaining for future grants.
➤	Plan Features:
➤	Quality of disclosure around vesting upon a change in control (CIC);
➤	Discretionary vesting authority;
➤	Liberal share recycling on various award types;
➤	Lack of minimum vesting period for grants made under the plan;
➤	Dividends payable prior to award vesting.
➤	Grant Practices:
➤	The company’s three-year burn rate relative to its industry/market cap peers;
➤	Vesting requirements in CEO's recent equity grants (3-year look-back);
➤	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
➤	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
➤	Whether the company maintains a sufficient claw-back policy;
➤	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:
➤	Awards may vest in connection with a liberal change-of-control definition;
➤	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it—for NYSE and Nasdaq listed companies—or by not prohibiting it when the company has a history of repricing—for non-listed companies);
➤	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
➤	The plan is excessively dilutive to shareholders' holdings;
➤	The plan contains an evergreen (automatic share replenishment) feature; or
➤	Any other plan features are determined to have a significant negative impact on shareholder interests.
[21]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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U.S. Concise Proxy Voting Guidelines

SOCIAL AND ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
➤	General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
➤	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
➤	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
➤	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
➤	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
➤	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
➤	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change/Greenhouse Gas (GHG) Emissions
➤	General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
➤	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company’s level of disclosure compared to industry peers; and
➤	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
➤	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
➤	The company's level of disclosure is comparable to that of industry peers; and
➤	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
➤	Whether the company provides disclosure of year-over-year GHG emissions performance data;
➤	Whether company disclosure lags behind industry peers;

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U.S. Concise Proxy Voting Guidelines

➤	The company's actual GHG emissions performance;
➤	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
➤	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
➤	General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
➤	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
➤	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
➤	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
➤	The level of gender and racial minority representation that exists at the company’s industry peers;
➤	The company’s established process for addressing gender and racial minority board representation;
➤	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
➤	The independence of the company’s nominating committee;
➤	Whether the company uses an outside search firm to identify potential director nominees; and
➤	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender, Race, or Ethnicity Pay Gap
➤	General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:
➤	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
➤	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
➤	Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.
Sustainability Reporting
➤	General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:
➤	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
➤	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

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U.S. Concise Proxy Voting Guidelines

Lobbying
➤	General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
➤	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
➤	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
➤	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.
Political Contributions
➤	General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:
➤	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
➤	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
➤	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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U.S. Concise Proxy Voting Guidelines

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First Trust Exchange-Traded Fund II

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)	(1) Amended and Restated Declaration of Trust. (18)

(2) Amended and Restated Establishment and Designation of Series. (22)

(b)	By-Laws of the Registrant. (1)
(c)	Not Applicable.
(d)	(1) Investment Management Agreement between Registrant and First Trust Advisors L.P., dated December 6, 2010, relating to First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Nasdaq Smartphone Index Fund, First Trust NASDAQ Global Auto Index Fund and First Trust Cloud Computing ETF. (9)

(2) Amended Schedule A of the Investment Management Agreement between Registrant and First Trust Advisors L.P., dated May 28, 2019, relating to First Trust Indxx Global Natural Resources Income ETF, First Trust Indxx Global Agriculture ETF, First Trust BICK Index Fund, First Trust Indxx NextG ETF, First Trust NASDAQ Global Auto Index Fund and First Trust Cloud Computing ETF. (22)

(3) Investment Management Agreement between Registrant and First Trust Advisors L.P., dated December 6, 2010, relating to First Trust STOXX® European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF and First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund. (9)

(4) Amended Schedule A of the Investment Management Agreement between Registrant and First Trust Advisors L.P., dated January 20, 2011, relating to First Trust STOXX® European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF and First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund. (12)

(5) Investment Management Agreement between Registrant and First Trust Advisors L.P., dated October 10, 2014, relating to First Trust International Equity Opportunities ETF and First Trust Nasdaq Cybersecurity ETF. (13)

(6) Amended Schedule A to the Investment Management Agreement between Registrant and First Trust Advisors L.P., dated October 1, 2018, relating to First Trust International Equity Opportunities ETF, First Trust Nasdaq Cybersecurity ETF, First Trust IPOX Europe Equity Opportunities ETF and First Trust Dow Jones International Internet ETF. (20)

(7) Expense Reimbursement, Fee Waiver and Recovery Agreement, relating to First Trust STOXX® European Select Dividend Index Fund, First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund, First Trust Dow Jones Global Select Dividend Index Fund, First Trust Global Wind Energy ETF, First Trust Global Engineering and Construction ETF and First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund. (9)

(8) Letter Agreement regarding the Expense Reimbursement, Fee Waiver Recovery Agreement. (21)

(e)	(1) Distribution Agreement. (9)

(2) Amended Exhibit A of the Distribution Agreement. (22)

(f)	Not Applicable.
(g)	(1) Custody Agreement between the Registrant and The Bank of New York. (2)

(2) Amended Schedule II of the Custody Agreement. (22)

(h)	(1) Transfer Agency Agreement between the Registrant and The Bank of New York. (2)

(2) Amended Exhibit A of the Transfer Agency Agreement. (22)

(3) Administration and Accounting Agreement between the Registrant and The Bank of New York. (2)

(4) Amended Exhibit A of the Administration and Accounting Agreement. (22)

(5) Form of Subscription Agreement. (2)

(6) Form of Participant Agreement. (2)

(7) Sublicense Agreement by and among First Trust DJ STOXX® Select Dividend 30 Index Fund, STOXX Limited, and First Trust Advisors L.P. (2)

(8) Sublicense Agreement by and between First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund and First Trust Advisors L.P. (2)

(9) Sublicense Agreement by and among the First Trust Exchange-Traded Fund II, on behalf of its series, First Trust Dow Jones Global Select Dividend Index Fund, Dow Jones & Company, Inc., and First Trust Advisors L.P. (3)

(10) IPV Calculation Agreement by and between First Trust Advisors L.P. and Telekurs (USA) Inc. (2)

(11) Sub-IPV Calculation Agreement by and among First Trust Exchange-Traded Fund II, on behalf of First Trust DJ STOXX® Select Dividend 30 Index Fund, and First Trust Advisors L.P. (3)

(12) Sub-IPV Calculation Agreement by and among First Trust Exchange-Traded Fund II, on behalf of First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund, and First Trust Advisors L.P. (3)

(13) Sub-IPV Calculation Agreement by and among First Trust Exchange-Traded Fund II, on behalf of First Trust Dow Jones Global Select Dividend Index Fund, and First Trust Advisors L.P. (3)

(14) Sublicense Agreement by and among First Trust Exchange-Traded Fund II, on behalf of First Trust ISE Global Wind Energy Index Fund, International Securities Exchange, LLC, and First Trust Advisors L.P. (4)

(15) Sub-IOPV Calculation Agreement by and among First Trust ISE Global Wind Energy Index Fund and First Trust Advisors L.P. (5)

(16) Sublicense Agreement by and among First Trust ISE Global Engineering and Construction Index Fund, International Securities Exchange, LLC, and First Trust Advisors L.P. (6)

(17) Sub-IOPV Calculation Agreement by and among First Trust ISE Global Engineering and Construction Index Fund and First Trust Advisors L.P. (6)

(18) Sublicense Agreement by and between First Trust Advisors L.P., Clean Edge, Inc., and First Trust NASDAQ® Clean Edge® Smart Grid Infrastructure Index Fund, a series of the First Trust Exchange-Traded Fund II. (7)

(19) Sublicense Agreement by and among First Trust BICK Index Fund, International Securities Exchange, LLC, and First Trust Advisors L.P. (8)

(20) Amendment to Schedule of Data Services. (10)

(21) Sublicense Agreement by and between First Trust Advisors L.P., who is a Licensee of The NASDAQ OMX Group, Inc. and First Trust NASDAQ Global Auto Index Fund. (11)

(22) Sublicense Agreement by and among and First Trust ISE Cloud Computing Index Fund, International Securities Exchange, LLC, and First Trust Advisors L.P. (12)

(23) Sublicense Agreement by and among First Trust International IPO ETF, IPOX Schuster LLC, and First Trust Advisors L.P. (13)

(24) Sublicense Agreement by and between First Trust Advisors L.P., who is a Licensee of The NASDAQ OMX Group, Inc. and First Trust NASDAQ CEA Cybersecurity ETF. (15)

(25) Sublicense Agreement by and among First Trust Exchange-Traded Fund II, on behalf of its series, First Trust Global Natural Resources Income ETF and First Trust Advisors L.P. (16)

(26) Sublicense Agreement by and among First Trust Exchange-Traded Fund II, on behalf of its series, First Trust Global Agriculture ETF and First Trust Advisors L.P. (16)

(27) Sublicense Agreement by and between First Trust Advisors L.P. and First Trust IPOX Europe Equity Opportunities ETF.(19)

(28) Sublicense Agreement by and between First Trust Advisors L.P. and First Trust Dow Jones International Internet ETF. (20)

(29) Sublicense Agreement by and between First Trust Advisors L.P. and First Trust First Trust Indxx NextG ETF. (22)

(i)	Not applicable.
(j)	Consent of Independent Registered Public Accounting Firm. (23)
(k)	Not Applicable.
(l)	Not Applicable.
(m)	(1) 12b-1 Service Plan. (2)

(2) Exhibit A to 12b-1 Service Plan. (22)

(3) 12b-1 Plan Extension Letter Agreement. (23)

(n)	Not Applicable.
(o)	Not Applicable.
(p)	(1) First Trust Advisors L.P. and First Trust Portfolios L.P. Code of Ethics, amended on July 1, 2013. (14)

(2) First Trust Funds Code of Ethics, amended on October 30, 2013. (14)

(q)	(1) Powers of Attorney for Messrs. Bowen, Erickson, Kadlec, Keith and Nielson authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Kristi A. Maher and Eric F. Fess to execute the Registration Statement. (17)
__________________
(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on June 21, 2007.
(2)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on August 30, 2007.
(3)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on November 20, 2007.
(4)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on June 18, 2008.
(5)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on September 19, 2008.
(6)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on October 9, 2008.
(7)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on November 16, 2009.
(8)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on March 31, 2010.
(9)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 28, 2011.
(10)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on February 18, 2011.
(11)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on May 4, 2011.
(12)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 27, 2012.
(13)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on October 10, 2014.
(14)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 22, 2015.
(15)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on July 1, 2015.
(16)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on December 15, 2015.
(17)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 27, 2016.
(18)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 29, 2018.
(19)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on October 1, 2018.
(20)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on October 31, 2018.
(21)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on January 28, 2019.
(22)	Incorporated by reference to the Registrant’s Registration Statement on Form N-1A (File No. 333-143964) filed on May 29, 2019.
(23)	Filed herewith.
Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Section 9.5 of the Registrant’s Declaration of Trust provides as follows:

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 31.	Business and Other Connections of the Investment Adviser

First Trust Advisors L.P. (“First Trust”), investment adviser to the Registrant, serves as adviser or sub-adviser to various other open-end and closed-end management investment companies and is the portfolio supervisor of certain unit investment trusts. The principal business of certain of First Trust’s principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. (“FTP”). The principal address for all these investment companies, First Trust, FTP and the persons below is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

A description of any business, profession, vocation or employment of a substantial nature in which the officers of First Trust who serve as officers or trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management of the Fund” in the Statement of Additional Information. Such information for the remaining senior officers of First Trust appears below:

Name and Position with First Trust	Employment During Past Two Years
Andrew S. Roggensack, President	Managing Director and President, First Trust
R. Scott Hall, Managing Director	Managing Director, First Trust
Ronald D. McAlister, Managing Director	Managing Director, First Trust
David G. McGarel, Chief Investment Officer, Chief Operating Officer and Managing Director	Managing Director; Senior Vice President, First Trust
Kathleen Brown, Chief Compliance Officer and Senior Vice President	Chief Compliance Officer and Senior Vice President, First Trust
Brian Wesbury, Chief Economist and Senior Vice President	Chief Economist and Senior Vice President, First Trust
Item 32.	Principal Underwriter

(a) FTP serves as principal underwriter of the shares of the Registrant, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund III, First Trust Exchange-Traded Fund IV, First Trust Exchange-Traded Fund V, First Trust Exchange Traded Fund VI, First Trust Exchange-Traded Fund VII, First Trust Exchange Traded Fund VIII, First Trust Exchange-Traded AlphaDEX® Fund and First Trust Exchange-Traded AlphaDEX® Fund II, First Trust Variable Insurance Trust and First Trust Series Fund. FTP serves as principal underwriter and depositor of the following investment companies registered as unit investment trusts: the First Trust Combined Series, FT Series (formerly known as the First Trust Special Situations Trust), the First Trust Insured Corporate Trust, the First Trust of Insured Municipal Bonds and the First Trust GNMA.

            (b)

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Fund
The Charger Corporation	General Partner	None
Grace Partners of DuPage L.P.	Limited Partner	None
James A. Bowen	Chief Executive Officer and Managing Director	Trustee and Chairman of the Board
James M. Dykas	Chief Financial Officer	President and Chief Executive Officer
Frank L. Fichera	Managing Director	None
R. Scott Hall	Managing Director	None
W. Scott Jardine	General Counsel, Secretary and Managing Director	Secretary
Daniel J. Lindquist	Managing Director	Vice President
Ronald D. McAlister	Managing Director	None
David G. McGarel	Chief Investment Officer, Chief Operating Officer and Managing Director	None
Richard A. Olson	Managing Director	None
Marisa Bowen	Managing Director	None
Andrew S. Roggensack	President and Managing Director	None
Kristi A. Maher	Deputy General Counsel	Chief Compliance Officer and Assistant Secretary
* All addresses are 120 East Liberty Drive, Wheaton, Illinois 60187.

(c) Not Applicable.

Item 33.	Location of Accounts and Records

First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

The Bank of New York Mellon Corporation (“BNYM”), 240 Greenwich Street, New York, New York 10286, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other requirement records not maintained by First Trust.

BNYM also maintains all the required records in its capacity as transfer, accounting, dividend payment and interest holder service agent for the Registrant.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton, and State of Illinois, on the 28th day of January, 2020.

First Trust Exchange-Traded Fund II
By:	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date
/s/ James M. Dykas	President and Chief Executive Officer	January 28, 2020
James M. Dykas
/s/ Donald P. Swade	Treasurer, Chief Financial Officer and Chief Accounting Officer	January 28, 2020
Donald P. Swade
James A. Bowen*	) Trustee )
)
Richard E. Erickson*	) Trustee )
)
Thomas R. Kadlec*	) Trustee )
	) By:	/s/ W. Scott Jardine
Robert F. Keith*	) Trustee )	W. Scott Jardine Attorney-In-Fact
	)	January 28, 2020
Niel B. Nielson *	) Trustee )
)
*	Original powers of attorney authorizing James A. Bowen, W. Scott Jardine, James M. Dykas, Eric F. Fess and Kristi A. Maher to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.

Index to Exhibits

(j)	Consent of Independent Registered Public Accounting Firm.
(m)	(3) 12b-1 Plan Extension Letter Agreement.